Unknown;

                United States Securities and Exchange Commission

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant [X]

    Filed by a Party other than the Registrant [  ]

    Check the appropriate box:

       [X]     -   Preliminary Proxy Statement

       [ ]     -   Confidential, for Use of the Commission

                   Only (as permitted by Rule14a-6(e)(2)).

       [ ]     -   Definitive Proxy Statement

       [ ]     -   Definitive Additional Materials

       [ ]     -   Soliciting Material Under Rule 14a-12

                            WEBB MORTGAGE DEPOT, INC.

                (Name of Registrant as Specified in its Charter)

     Name of Person(s)  Filing Proxy  Statement,  if other than the  Registrant)

Payment of Filing Fee (Check the appropriate box):

      [ ]      No fee required.

      [X]      Fee computed on table below per Exchange Act Rules14a-6(i)(1)

                   and 0-11.

               (1)  Title of each class of securities to which transaction applies:

               (2)  Aggregate number of securities to which transaction applies:

               (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               (4)  Proposed maximum aggregate value of transaction:

               (5)  Total fee paid:   $10.00

      [ ]      Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement  number, or

the form or schedule and the date of its filing.     [ ]

               (1)      -     Amount Previously Paid:

               (2)      -     Form, Schedule or Registration Statement No.:

               (3)      -     Filing Party:

               (4)      -     Date Filed:


                           PRELIMINARY PROXY MATERIALS

                            WEBB MORTGAGE DEPOT, INC.

                              155 Wilson Lake Road

                        Mooresville, North Carolina 28117

                                 (800) 952-8706

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held On _________ __, 2005

       To the Shareholders of WEBB MORTGAGE DEPOT, INC.:

     NOTICE IS HEREBY  GIVEN  that a Special  Meeting  of  Shareholders  of WEBB

MORTGAGE DEPOT,  INC. (the "Company"),  a Florida  corporation,  will be held on

______________,  at ______________, at _______________________ for the following purposes:

     1. To consider and vote upon the approval of the principal terms of a Share

for  Share  -  Exchange   Agreement  between  Webb  Mortgage  Depot,  Inc.  (the

"Company"),  Byron Webb, Medical Connections,  Inc. ("Medical  Connections") and

the  shareholders  of Medical  Connections  whereby the  shareholders of Medical

Connections will be issued up to 444,600 shares of the Company's Common Stock so that, immediately  post-closing,  the former shareholders of Medical Connections will own approximately 95% of the Company's issued and outstanding  Common Stock and Medical Connections will become its wholly owned subsidiary. Approval of the

Agreement also constitutes  election of new directors for the Company  effective upon  consummation  of the  Agreement  and  payment  to Byron Webb of the sum of

$200,000 in  consideration  for the  cancellation of all shares of the Company's common stock  currently  owned by Mr. Webb  (Proposal  No. 1).  This proposal is conditional upon the approval of Proposal 2 below.

     2. To approve a 100 to 1 reverse split of the Company's  common stock while retaining the authorized shares of 25 million, so that upon closing and prior to the issuance of any shares to the Medical Connection shareholders, there will be

approximately   23,400  shares  of  our   Company's   common  stock  issued  and

outstanding. (Proposal No. 2).

     3. Assuming that Proposal No. 1 is approved, to approve an amendment to the

Company's Articles of Incorporation, as amended, to change the Company's name to

"Medical Connections, Inc."

     The Board of Directors has fixed the close of business on _________________

as the record date for determining the  shareholders  entitled to notice of, and to vote at, the meeting or any  adjournment  thereof.  Only holders of record of

Common  Stock of the Company at the close of business on the record date will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     The Company's Board of Directors has unanimously approved, and recommends a vote IN FAVOR of, the proposed Agreement and charter amendments.

     All  shareholders  are cordially  invited to attend the Special  Meeting in person.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING,  PLEASE SIGN AND

PROMPTLY RETURN THE ENCLOSED PROXY CARD,  WHICH YOU MAY REVOKE AT ANY TIME PRIOR

TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience.

Your shares will be voted at the meeting in accordance  with your proxy.  If you attend the meeting, you may revoke your proxy and vote in person.

                                                Sincerely,

                                                Byron Webb, President


Page

Summary Term Sheet

4

Introduction

4

Share for Share Exchange Agreement

6

Description of Webb Mortgage Depot, Inc. common stock

13

Dissenters’ or Appraisal Rights

13

Webb Mortgage Depot  (Business Description)

15

Medical Connections, Inc.   (Business Description)

19

Pro Forma Information

27

Proposal No. 2:  Approve a Reverse stock Split of 100:1

While maintaining the number of authorized shares

28

Proposal No. 3:  Amendment to the Company’s Articles of

Incorporation to Change Name to Medical Connections

28

Security Ownership of Certain Beneficial Owners and

Management

29

Directors and Executive Officers

29

List of Schedules

30

                               SUMMARY TERM SHEET

     The  following  summarizes  the principal  terms of the proposed  Agreement between Webb Mortgage Depot,  Inc., a Florida  Corporation;  Byron Webb; Medical

Connections,  Inc.,  a  Florida  corporation  and the  shareholders  of  Medical

Connections.  This  summary  term sheet does not contain all of the  information that may be  important  for you to consider  when  evaluating  the merits of the

Agreement.  You are  encouraged  to read this  proxy  statement,  including  the

Exhibits attached herein, in its entirety before voting.

     o You are being  asked to  approve  and  ratify a Share for Share  Exchange

Agreement  dated  January 20, 2005 (the  "Agreement")  pursuant to which we will issue to the Medical  Connection  shareholders in exchange for all of the issued and outstanding shares of Medical Connections,  approximately  444,600 shares of our common stock,  which upon issuance will represent  approximately  95% of our issued and outstanding  stock.  For a more complete  discussion of the Agreement and Medical  Connections'  operations,  see the  description  thereof under "The

Agreement" and "Business" description.

     o We will  redeem all of the issued  and  outstanding  shares of our Common

Stock currently owned by Byron Webb and pay him a total of $200,000.  The source of the funds will be from Medical Connections.

     o We  will  form  a new  subsidiary,  Webb  Mortgage  Direct  Corp.  ("Webb

Direct"). Andrea Webb, the wife of Byron Webb will be its president. The Company will  transfer all of our assets and  liabilities  to Webb  Direct.  Immediately following closing,  we will distribute to our shareholders of record on the date immediately  preceding closing, on a pro rata basis, and without the requirement of paying any  additional  consideration,  all of the shares of common  stock of

Webb Direct.

     o We will  amend our  articles  of  incorporation  and  change  our name to

Medical Connections, Inc.

     o We will authorize a reverse split of our common stock on a 100 to 1 basis with odd lots being rounded up so that immediately preceding closing, there will be  approximately  23,400 shares of common stock issued and outstanding with the authorized shares remaining unchanged at 25,000,000.

     o All of our current officers and directors will tender their  resignations and the officers and  directors  nominated  by Medical  Connections  will become officers and directors of Webb Mortgage.

                                  INTRODUCTION

     This Proxy Statement,  the Notice of Special Meeting and the proxy card are being  furnished to the  Shareholders  of WEBB MORTGAGE  DEPOT,  INC., a Florida

corporation (the  "Company"),  in connection with the solicitation of proxies by the Company's  Board of Directors for use at the Special Meeting of Shareholders

(the "Special Meeting") to be held at _________________ at ________________. The telephone  number of the  Company at its  principal  executive  offices is (800)

952-8706.

       Purpose of the Meeting

     At the  Special  Meeting,  the  Company's  shareholders  will be  asked  to consider  three  proposals.  The first proposal is to consider and vote upon the approval of the principal  terms of a share for share  exchange  agreement  (the

"Agreement")  between the  Company,  Byron  Webb,  Medical  Connections  and the

holders of all of the issued and  outstanding  shares of common stock of Medical

Connections  pursuant to which Webb  Mortgage will acquire all of the issued and outstanding  shares of  common  stock of  Medical  Connections  and the  Medical

Connection  shareholders will be issued up to 444,600 shares of our common stock so that,  immediately  following  Closing,  the former  shareholders  of Medical

Connections  will own  approximately  95%of the Company's issued and outstanding

Common  Stock.  Approval  of the  Agreement  also  constitutes  election  of new directors for Webb Mortgage.  Concurrent with the Closing, our president,  Byron

Webb, will be required to tender 1,831,000  pre-split shares of our common stock to the Company for redemption. Mr. Webb will be paid a total of $200,000 for the redemption  of all of his shares.  Funds for the  redemption of Mr. Webb's stock are being provided by Medical Connections.

     The second proposal is to authorize a 100 to 1 reverse stock split with odd lots being  rounded up. The reverse stock split will only be effective if we are able to close on our transaction with Medical  Connections and its shareholders.

The Agreement cannot be consummated without approval of the second proposal.

     Assuming the first  proposal is  approved,  the third  proposal  will be to consider an amendment to the Company's Articles of Incorporation, as amended, to change the Company's name to "Medical Connection, Inc."

       Solicitation of Proxies; Record Date; Proxies

     Only holders of shares of the  Company's  Common  Stock on  _______________

2005, the record date for the meeting,  are entitled to notice of and to vote at the Special Meeting and any  adjournments or  postponements  thereof.  As of the record date,  there were 4,209,144  shares issued and  outstanding.  These proxy materials  are  first  being  sent to the  Company's  shareholders  on or  about

____________ __, 2005.

     All expenses of the Company associated with this solicitation will be borne by Medical Connections.

     Each of Byron Webb and Harvey  Judkowitz  with full power of  substitution,

have been designated by the Board of Directors to vote your proxy.  All properly executed  proxies will be voted (except to the extent that authority to vote has been  withheld)  and where a choice has been  specified  by the  shareholder  as provided  in the proxy  card,  in  accordance  with the  specification  so made.

Proxies  submitted without  specification  will be voted IN FAVOR of each of the three proposals described above.

       Revocation of Proxies

     A shareholder  may revoke a proxy by written notice to the Secretary of the

Company,  by  submission  of another  proxy bearing a later date or by voting in person at the Special Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

       Voting at the Meeting; Quorum

     Each share of the Company's Common Stock  outstanding on the record date is entitled to one vote per share at the Special Meeting.  Shares registered in the names of brokers or other "street name"  nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted,  and will not be considered  "shares  present" as to the matters with respect to which a beneficial  holder has not provided voting  instructions

(commonly  referred to as "broker  non-votes").  For purposes of determining the existence of a quorum,  abstentions from voting  identified as such on the proxy card and broker non-votes are treated as present at the Special  Meeting.  There is no cumulative voting on the matters to be presented at the Special Meeting.

     The  presence  in person or by properly  executed  proxies of holders of at least  a  majority  of  votes  entitled  to be cast at the  Special  Meeting  is necessary to constitute a quorum at the Special Meeting.

       Required Vote

     Each proposal to be voted on at the Special Meeting must be approved by the affirmative  vote of the holders of a majority of the outstanding  shares of the

Company's  Common Stock entitled to vote at the meeting.  Abstentions and broker non-votes  will not be voted for or against any of the  proposals at the Special

Meeting but will have the effect of a negative  vote because the vote of holders of a majority of the votes entitled to be cast at the meeting (not a majority of the votes present at the Special Meeting) is required to approve each proposal.

     As of the record date,  Byron Webb  beneficially  owned 1,831,000 shares of our Common Stock and Harvey  Judkowitz,  a director  owned 20,000  shares of our common stock.

     As of the record date,  there were 4,209,144 shares of the Company's Common

Stock issued and outstanding.  Thus, as of the record date, our current Board of

Directors  controlled  1,851,000  shares of the Company's issued and outstanding

Common  Stock,  representing  approximately  44% of  the  Company's  issued  and outstanding  Common  Stock as of that  date.  Although  there  is no  formalized agreement  to do so, each of such  persons has  indicated to the Company that he will vote in favor of each of proposal 1, proposal 2 and proposal 3.

     THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING OF SHAREHOLDERS  ARE OF

GREAT IMPORTANCE TO THE COMPANY AND ITS SHAREHOLDERS. ACCORDINGLY, YOU ARE URGED

TO  READ  AND  CAREFULLY  CONSIDER  THE  INFORMATION  PRESENTED  IN  THIS  PROXY

STATEMENT,  AND TO COMPLETE,  DATE,  SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY

CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                       SHARE FOR SHARE EXCHANGE AGREEMENT

       Forward Looking Statements

     Certain  statements  included  in this Proxy  Statement  regarding  Medical

Connections  or the Company that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  after  consummation  of  the

Agreement.  These forward-looking  statements are based on current expectations,

estimates,  assumptions and beliefs of management,  and words such as "expects,"

"anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar

expressions  are intended to identify  such  forward-looking  statements.  These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities.

Accordingly,  actual results may differ  materially  from those expressed in the forward-looking statements.

       Background of the Share for Share Exchange Agreement

     Except with respect to the proposed  Agreement  between our Company,  Byron

Webb, Medical Connections and its shareholders,  during the past two years there have been no  agreements,  consolidations,  acquisitions,  tender  offers or any material  agreements  of any kind or nature which were entered into between Webb

Mortgage and Medical Connection and any of its officers or directors.

       Reasons for the Agreement; Board Recommendation

     Your  Board of  Directors  does not  believe  that  the  Company's  current business operations can be sustained or expanded as long as we continue to incur professional fees, both legal and accounting, which are required in order for us to comply with applicable rules and regulations as promulgated by the Securities and Exchange  Commission and to the NASDAQ  Over-the-Counter  Bulletin Board. We

believe that greater  opportunities  exist if our mortgage business was operated as a privately held entity. We will keep you advised of all developments  within the Company and call annual  shareholders  meetings.  Information  regarding our operations  will  be  available  on  request.  You  will  not be  able  to  view information  regarding the Company's mortgage operations from the Securities and

Exchange Commission's website located at www.sec.gov.

     Your  Board of  Directors  has  determined  that  the  only way to  sustain operations  and  provide  value  to our  shareholders  is to be  acquired  by an operating  company seeking the benefits of a public market.  We believe that the transaction with Medical Connections represents such an opportunity.

     You will receive your pro rata share of Webb Direct  common  stock.  We are transferring our current assets and liabilities to Webb Direct. You will receive shares of Webb  Direct  as part of a tax free  distribution.  However,  with the acquisition of Medical  Connections,  our current  shareholders  will own in the aggregate 5% of the Company's issued and outstanding  shares of common stock. In addition  to your  share  holdings  in Webb  Direct,  you will  retain an equity ownership in the Company which will change its name to Medical Connections, Inc.

Following  issuance  of the  shares of common  stock to the  Medical  Connection shareholders,  our current shareholders will own approximately five percent (5%)

of the issued and outstanding common stock of Medical Connections.  You will not be required to pay any consideration to retain this equity interest. Your shares will however be reverse split on a 100 to 1 basis.  Following the closing of the transaction  with  Medical  Connections  and the  distribution  of the shares of common stock of WEBB DIRECT,  you will own shares of common stock in WEBB DIRECT and shares in Medical Connections.

     As part of the acquisition of the Medical  Connections,  we will redeem all of the shares of our common stock currently owned by our president,  Byron Webb,

at a cost of $200,000 or approximately  $0.11 per share. The redemption of these shares is a condition  precedent to closing as our current equity  structure was not  suitable  to the  Medical  Connection  shareholders.  As a result,  Medical

Connections is paying Mr. Webb $200,000 for the redemption of his shares.  We do not believe that we could close the transaction with Medical Connections without the cancellation of these shares.

     The Board of  Directors  of the Company  recommends  a vote in favor of the principal terms of the Agreement

Effects of the Agreement

     Immediately   following   the  closing  of  the   Agreement,   the  current

shareholders  of  the  Company  will  own  approximately  5% of the  issued  and outstanding  shares of the Common Stock of the Company and they will own 100% of the issued and outstanding shares of common stock of Webb Direct.  Messrs.  Webb and Judkowitz will beneficially own (considered in the aggregates) approximately

44% of the  issued  and  outstanding  shares of WEBB  DIRECT  post-closing.  The

Company has no commitment  to issue to any of its current  officers or Directors any  shares of the  issued and  outstanding  shares of the  Common  Stock of the

Company and all of such  persons  will be  required  to resign  said  management positions effective as of the closing date.

     Immediately   following   the  closing  of  the   Agreement  the  following

shareholders  will  beneficially  own a minimum of 5% of our outstanding  common stock.

Name of Shareholder         No. of Shares              Percentage of

                                                            ownership

Joseph J. Azzata                187,932                   42.27%

Anthony J. Nicolosi             187,932                   42.27%

     The following table sets forth the  anticipated  share issuance to officers and directors.

Name of Officer or Director      No. of Shares        Percentage of ownership

Joseph Azzata                  187,932                    42.27%

Anthony Nicolosi               187,932                    42.27%

Conduct of the Company After the Closing

     If the Agreement is approved,  all of our current business  activities will be  conducted  through  WEBB  DIRECT,  a  privately  held  Florida  entity.  The operations  of the  public  company  will be  conducted  under the name  Medical

Connections,  Inc. For a complete  description  of what our  activities  will be following  the closing of the  Agreement,  see the  description  of business for

Medical  Connections.  At this time, we do not anticipate  that the company will conduct any activities except for the operation of Medical Connections.

Certain Federal Income Tax Consequences

     The following is a summary of the material  anticipated  federal income tax consequences  as a result of the Agreement.  This summary is based upon existing law which is  subject  to  change  by  legislation,  administrative  action  and judicial decision,  and is necessarily  general. In addition,  this summary does not address any consequences of the Agreement under any state,  local or foreign tax laws. Accordingly,  this summary is not intended as tax advice to any person or  entity,  and we advise  you to consult  with your own tax  advisor  for more detailed information relating to your individual tax circumstances.

     It is our understanding  that the issuance of our shares of common stock in exchange  for  all of  the  issued  and  outstanding  common  stock  of  Medical

Connections will be treated as a tax free exchange under applicable  federal tax laws and regulations.  As a result of such tax treatment, no gain or loss should be recognized  by our Company,  its  shareholders,  Medical  Connections  or its shareholders.  You will also receive shares of common stock of WEBB DIRECT.  The distribution  of the  WEBB  DIRECT  shares  will  not be  treated  as a  taxable dividend.

     Shareholders  are urged to contact  their own  professional  tax advisor or accountant  to  discuss  the  impact of the  proposed  transaction  on their own individual tax situations.

Redemption Treatment for Shareholders exercising Dissenters Rights

     For federal income tax purposes,  Medical  Connections will be deemed to be the source of cash  consideration  for payments in  satisfaction  of dissenters'

rights.  Therefore,  to the extent that cash received by a  stockholder  is from

Medical  Connections  or deemed to be from Medical  Connections,  the receipt of cash in exchange  for such  stockholder's  common  stock in the  Agreement or in satisfaction  of  dissenters'  rights will be treated as a redemption  of common stock taxable for federal income tax purposes as determined under section 302 of the Internal Revenue Code of 1986, as amended ("Code").

     Section  302(d) of the Code  provides  that if the  receipt  of  redemption payments has the effect of a  distribution  of property,  then cash  distributed will be treated as a dividend  taxable under section 301 of the Code as ordinary income to a stockholder receiving such cash payments, generally to the extent of the stockholder's share of undistributed accumulated earnings and profits of the company. The remainder,  if any, will be treated first as a recovery of basis in a stockholder's  common stock,  and second as capital gain arising from the sale or exchange of property. The determination of whether or not the receipt of cash payments  has the effect of a  distribution  of a dividend  will  depend on each stockholder's  particular  circumstances  and is made by applying  the  dividend equivalency tests of section 302 of the Code.

     Under section 302 of the Code, a stockholder  receiving a cash payment as a redemption  will  not be  treated  as  having  received  a  dividend  equivalent distribution if the transaction:

     o results in a "complete  redemption" of the stockholder's  equity interest in the company;

     o results in a "substantially  disproportionate" redemption with respect to the stockholder; or

     o is  "not  essentially  equivalent  to a  dividend"  with  respect  to the stockholder.

     If a  stockholder  receives  only cash  payments and  satisfies  any of the section 302 tests described above, the stockholder will be treated as if it sold its common stock and will recognize capital gain or loss as described above.

 THE SHARE FOR SHARE EXCHANGE AGREEMENT

General

     The following  description of the Share for Share  Exchange  Agreement (the

"Agreement") does not purport to be complete and is qualified in its entirety by reference to the Agreement,, a copy of which is attached to this Proxy Statement as Exhibit A and is  incorporated  herein by  reference.  We urge each of you to read the Agreement carefully.

The Agreement

     The Agreement provides that, subject to the approval of the principal terms of the  Agreement by our  shareholders  and approval by the Medical  Connections shareholders,  and the  satisfaction  or waiver  of  certain  conditions  to the closing,  Medical  Connections  will  become a wholly  owned  subsidiary  of our

Company. At the closing of the Agreement,  the stock conversions described below will  become  effective,  and we  will  then  transfer  all of  our  assets  and liabilities to WEBB DIRECT,  We will then  distribute on a pro rata basis to our shareholders of record on the date immediately preceding the closing date shares of common stock of WEBB DIRECT.

Effective Time

     Subject  to  compliance  with  all  conditions  precedent,  closing  of the transaction  will  take  place  when each  Medical  Connection  shareholder  has executed the Agreement and duly tendered their  certificates to our company.  We will then  authorize the transfer of all assets and  liabilities  to WEBB DIRECT and the subsequent distribution of the WEBB DIRECT shares.

Conversion and Exchange of Shares

     At the closing of the Agreement,  each issued and outstanding  share of the common stock of Medical Connections  (7,096,916 in total) shall be cancelled and converted  into the right to receive  0.062646  shares of the  Company's  Common

Stock,  subject to adjustment as herein described.  The maximum number of shares

of  the  Company's  Common  Stock  to  be  issued  to  the  Medical   Connection

stockholders is not to exceed 444,600 shares after consideration of the 100 to 1 reverse split. However, the intent of the Agreement is that the number of shares issued to the  Medical  Connection  shareholders  will  represent  post  closing approximately 95% of our issued and outstanding Common Stock of the Company on a fully-diluted  basis. Thus, the maximum number of shares of the Company's Common

Stock to be issued pursuant to the Agreement is to be adjusted either upwards or downwards to the extent necessary to ensure that the number of shares so issued,

when rounded up to the next whole share,  represents 95% of the Company's Common

Stock immediately post-Agreement.

Fractional Shares

     If any Medical Connections' shareholder is entitled to receive a fractional share of the  Common  Stock of the  Company  pursuant  to the  Agreement  (after aggregating all fractional  shares of the Company's  Common Stock to be received by a holder),  then such shareholder will be entitled to receive one whole share of the Company's  Common Stock if such holder otherwise would have been entitled to receive  or  purchase  one-half  or more of a share of the  Company's  Common

Stock. Otherwise, such shareholder shall not be entitled to received or purchase any additional shares or fractional shares of the Company's Common Stock.

Surrender of Shares

     Each  former  holder  of  the  common  stock  of  Medical  Connections  who surrenders  the  certificates  representing  those  shares to the Company or our transfer agent for cancellation will be entitled to receive in exchange therefor

(i) as promptly as practicable after the closing, certificates representing that shareholder's  proportionate  number of shares of the Company's Common Stock for each share of Medical  Connection's  common stock surrendered.  If the shares of the Company's  Common Stock (or any portion  thereof) are to be delivered to any person  other  than the  person in whose name the  certificate  or  certificates representing  former shares of Medical  Connection's common stock surrendered in exchange  therefor  are  registered,  in addition to any other  requirements  of applicable law, it shall be a condition to such exchange that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person  requesting such exchange shall pay to the

Company or its transfer  agent any transfer or other taxes required by reason of the delivery of such shares to a person other than the registered  holder of the

Medical Connections' certificate or certificates surrendered, or shall establish to the  satisfaction of the Company or its transfer agent that such tax has been paid or is not applicable.

     Unless and until the certificates  representing Medical Connections' common stock prior to the closing are surrendered as described  above, any dividends or other  distributions,  if any,  payable as of any date subsequent to the closing will not be paid to the  holders of such  unsurrendered  certificates.  However,

upon such  surrender,  there  shall be paid to the  record  holder of the former

Medical  Connections'  common  stock,  the full  amount,  without  any  interest thereon,  of the  dividends  and any  other  distributions  (including,  without limitation,  any  shares  issued in  connection  with stock  split-ups  or other recapitalizations)  referred  to above which  theretofore  became  payable  with respect to the number of shares of the  Company's  Common Stock  represented  by such surrendered certificate.  Furthermore,  upon such surrender, there shall be paid to such record holder, on the payment date therefor, the amount of any such dividend or other  distribution  with  respect to such number of shares,  if the record date for the determination of the stockholders  entitled to such dividend or other  distribution  shall be  prior  to the  date of the  surrender  of such certificate  but the payment date of such  dividend  shall be  subsequent to the date upon which the certificate is surrendered.

     Under the terms of the  Agreement,  the officers  and  directors of Medical

Connections  immediately  prior to the closing of the Agreement  will become the officers and directors of Webb  Connections.  Each of such directors shall serve in such capacity from the closing until the next annual meeting of  shareholders and their successors have been elected and qualified. Each of such officers will hold such  office or  offices  from the  Effective  Time  until the next  annual meeting of directors and until their  successors shave been elected or appointed and qualified.

     The  Agreement  also  contemplates  that each of the current  Directors and officers of the Company will resign effective as of the closing. Effective as of the closing date, the authorized  number of directors of the Company's  Board of

Directors will remain  unchanged and the following  individuals  will become the new directors and officers of the Company:

     Joseph J. Azzata,  (45) Chief Executive  Officer/Director.  For nearly ten years, Mr. Azzata has been in the investment banking and brokerage industry, and in 1998  co-founded  the firm of Emerson  Bennett &  Associates,  Inc.,  of Fort

Lauderdale,  Florida,  serving as COO.  Emerson  Bennett  was later  acquired by

Cardinal  Capital  where he continued to work until  devoting all of his time to the operations of Medical  Connections.  As a founding member and CEO of Medical

Connections,  Mr. Azzata's responsibilities include raising capital,  developing new client contacts, as well as developing new office locations, and structuring joint  ventures with other  staffing  companies.  Chief among Mr.  Azzata's many tasks will be to forge  strategic  alliances  with  larger  healthcare  staffing

organizations   that  may  be  interested  in   eventually   acquiring   Medical

Connections.

     Anthony J.  Nicolosi,  (33)  President  /Director.  With more than 12 years experience in investment banking and brokerage,  Mr. Nicolosi  previously served as president and CEO of Capital Market Partners, Inc. in Pompano Beach, Florida.

Mr.  Nicolosi  also served as a Financial  Executive  with  Citicorp  Investment

Services  of Dania  Beach,  Florida.  Mr.  Nicolosi is  responsible  for raising capital,  developing clients and new locations for the Company,  researching and effecting strategic  acquisitions of other small staffing  companies,  assisting with  international job fairs,  supervising the operations of the Florida office and assuming responsibility for day-to-day operations including the execution of all  policy  objectives  within  budgetary  guidelines.  Mr.  Nicolosi  attended

Southern  Connecticut  University for two years and Florida Atlantic  University for two years.

Dissenters' Rights

     Set forth under the heading  "Dissenters'  rights" is a description  of the dissenters' rights applicable to the holders of the Company's Common Stock.

     Although  Florida law provides for appraisal  rights in connection with the

Agreement,  the  Agreement  requires  that 100% of the  shareholders  of Medical

Connection  vote in  favor  of the  Agreement.  Assuming  100%  approval  of the

Agreement  by  the  Medical  Connections  shareholders,  no  Medical  Connection shareholders will be entitled to such rights.  However, should the Company waive the  requirement  for 100%  approval  (which waiver is not  contemplated  by the

Company),  the Medical Connection  shareholders would have such rights as and to the extent provided under Florida law.

Covenants, Representations and Warranties

Medical Connections has represented to us in the Agreement that:

     o it is a corporation  in good standing in the state of Florida and has the authority to enter into the Agreement;

     o it is authorized to issue 25,000,000 million shares of common stock $.001 par value of which 7,096,916 are issued and outstanding;

     o it has, or prior to closing , will have all required consents shareholder consents;

     o the financial  statements  fairly present the financial  condition of the

Company and there has been no material adverse change in the financial condition since the date of the financial statement;

     o it has paid or provided adequate reserves for all tax liability,

     o it has  obtained  all  required  governmental  consents  to  conduct  its activities as now being conducted;

     o it is not aware of any pending or threatened litigation;

     o the entry into the Agreement will not violate the terms and conditions of any other agreement which is binding upon Medical Connection.

Conditions to Closing

Prior to Closing on the Agreement, we will require that:

     o 100% of the Medical Connections shareholders approve the transaction;

     o Medical Connections will have obtained any required government consents;

     o No litigation shall have been initiated against Medical Connections;

     o The  officers  of Medical  Connections  provide  us with a duly  executed certification  that Medical  Connections has otherwise  complied with all of the terms and conditions set forth in the Agreement.

Termination of Agreement; Waivers

The Agreement may be terminated prior to closing:

     o By the mutual consent of the parties: or

     o If all  conditions  precedent to closing have not been  satisfied  unless incapable of fulfillment or otherwise waived;

Expenses

     Medical   Connections  will  be  responsible  for  all  costs  incurred  in connection  with the  proposed  agreement  and  proxy  solicitation.  We will be responsible for our normal operating costs.

              DESCRIPTION OF WEBB MORTGAGE DEPOT, INC. COMMON STOCK

     Our Articles of  Incorporation  authorize the issuance of 25 million shares of common stock, $.001 par value of which 4,209,144 are issued and outstanding.

     Each holder of our common stock is entitled to one vote per share of common stock  outstanding in such holder's name on our records on each matter submitted to a vote of our stockholders,  except as otherwise  required by law. Holders of our common  stock do not have  cumulative  voting  rights so that the holders of more than 50% of the combined shares of our common stock shall have the right to approve any matter that is brought to a vote of the shareholders.

     Holders  of  our  common  stock  are  entitled  to  equal   dividends   and

distributions,  per share,  when,  as and if declared by our board of  directors from funds legally available. Holders of our common stock do not have preemptive rights to subscribe for any of our  securities  nor are any shares of our common stock redeemable or convertible into any of our other securities.

                         DISSENTERS' OR APPRAISAL RIGHTS

     Florida law accords the  Company's  shareholders  the right to dissent from this transaction (the "Transaction").

     A Company  shareholder may dissent from the Transaction  (the  "Dissenting

Shareholder")  and  receive in cash the fair  value,  as of the day prior to the closing, of the Company's capital stock held by such holder pursuant to Sections

607.1301,  607.1302 and 607.1320 of the Florida  Business  Corporation  Act (the

"Florida Dissent Provision").

     Under the Florida Dissent Provisions,  a Dissenting Shareholder may dissent from the  Transaction  by  complying  with  the  following  procedures:  (i) the

Dissenting  Shareholder  must file with the Company prior to the Company Special

Meeting,  written  notice of the intent to demand  payment for the shares of the

Company  capital stock (the  "Shares");  (ii) the  Dissenting  Shareholder  must refrain  from voting in favor of the  Agreement;  (iii) within 10 days after the date of the Meeting,  the Company  shall give written  notice of approval of the

Agreement  by the holders of the  majority  of the shares of the Company  Common

Stock  to such  Dissenting  Shareholder;  and  (iv)  within  20 days  after  the

Dissenting  Shareholder  receives such notice of  authorization,  the Dissenting

Shareholder shall file with a notice of election and a demand for payment of the fair value of the  Shares.  Any  Dissenting  Shareholder  filing an  election to dissent shall  deposit the  certificates  for certified  Shares with the Company simultaneously with the filing of the election to dissent. A Company shareholder may dissent as to less than all of the Shares  held and in such  event,  will be treated as two separate  holders of the Company shares.  Once the Company offers to pay the Dissenting  Shareholder,  the notice of election  cannot be withdrawn except  with the  consent of the  Company.  However,  the right of a  Dissenting

Shareholder  to be paid the  fair  value of the  Shares  shall  cease if (i) the demand is withdrawn, (ii) the proposed Transaction is abandoned, (iii) no demand or petition for  determination of fair value is filed with the appropriate court within  the time  provided  by law,  or (iv) a court of  competent  jurisdiction determines  that such  stockholder is not entitled to the relief provided by the

Florida Dissent Provisions.

     Submission  of a proxy or vote  against the proposed  Transaction  does not constitute  a notice  of  intent to demand  payment  under the  Florida  Dissent

Provisions.

     Within 10 days after the later of the expiration of the period in which the

Dissenting  Shareholder  may file a notice of election to dissent or the Closing

Date,  the  Company  is  required  to make a  written  offer to each  Dissenting

Shareholder  to purchase  the Shares at a price  deemed by the Company to be the fair value of such  shares.  If,  within 30 days after the making of such offer,

any holder accepts the same, payment therefor shall be made within 90 days after the  later  of  the  date  such  offer  was  made  or  the  consummation  of the

Transaction.  However,  if,  within  such  30-day  period,  the  Company and the

Dissenting  Shareholder  are unable to agree with  respect to a price,  then the

Company,  within 30 days after  receipt of written  demand from such  Dissenting

Shareholder  given within 60 days after the Closing,  shall,  or at its election within such period may, file an action in a court of competent  jurisdiction in,

Florida requesting that the fair value of the Shares be found and determined. If the Company fails to institute such proceedings,  any Dissenting Shareholder may do so in the name of the Company.  In such  proceeding,  the court may, if it so elects,  appoint  one or more  persons as  appraisers  to receive  evidence  and recommend a decision on the question of fair value.  The Company  shall pay each

Dissenting  Shareholder  the amount  found to be due within 10 days after  final determination of the proceedings.  Upon payment of such judgment, the Dissenting

Shareholder will cease to have any interest in the shares.

     Any judgment  rendered in any dissent  proceeding may, at the discretion of the court, include any allowance for interest at such rate as the court may deem fair and equitable.  The cost and expenses of any such dissent  proceeding shall be determined by the court and shall be assessed against the Company, but all or any part of such costs and expenses may be apportioned and assessed  against the

Dissenting  Shareholders,  in such amount as the court deems  equitable,  if the court  determines that the Company made an offer to the Dissenting  Shareholders and the failure to accept  such offer was  arbitrary,  vexatious  or not in good faith.  The  expenses  awarded  by the  court  shall  include  compensation  for reasonable expenses of any appraiser but shall not include the fees and expenses of counsel or experts  employed by any party. If the fair value of the Shares as determined  by the  proceeding,  material  exceeds the amount  which the Company initially offered to pay, or if no offer was made, the court, in its discretion,

may award to any Dissenting  Shareholder  who is a party to the proceeding  such sum as the court may determine to be reasonable compensation for any attorney or expert employed by the Dissenting Shareholder in the proceeding.

     The foregoing  discussion only summarizes certain provisions of the Florida

Dissent Provisions. The Company shareholders are urged to review such provisions

in  their   entirety   which  is   included   as   Schedule   F  to  this  Proxy

Statement/Prospectus.  Any of the  Company  shareholders  who intends to dissent from the Transaction  should review the text of the Florida  Dissent  Provisions carefully  and  also  should  consult  with  his or her  attorney.  Any  Company shareholders  who fail to  strictly  follow  the  procedures  set  forth in such statutes will forfeit dissenters' rights.

     ACCORDINGLY,  THE  COMPANY  SHAREHOLDERS  WHO ARE NOT  SATISFIED  WITH  THE

CONSIDERATION  TO BE PAID IN THE  TRANSACTION  MAY  EXERCISE  THEIR  DISSENTERS'

RIGHTS OF APPRAISAL AND BE PAID CASH FOR THEIR SHARES OF THE COMPANY STOCK.

                            WEBB MORTGAGE DEPOT, INC.

         Business

General

     Our  operations   include   origination,   loan  processing,   data  entry,

compilation of personal  financings and other materials  (including  appraisals,

titles,  credit reports and employment  verification) and  underwriting.  When a customer  applies for a mortgage  loan, we enter  information  that our customer gives us into CALYX,  a software  program  that we use.  This raw data  includes information  about the borrower's  name, type of loan,  income,  list of assets,

liabilities, job information and other information relevant to a lender.

     The CALYX  software  program  takes all the  information  that we input and provides  us with a  completed  loan  application  for the  borrower.  Next,  we determine  which  lenders  might be able to offer the borrower a mortgage  loan.

Sometimes,  we will go to a general web site that provides clearing  information on mortgage loans. Other times, based on experience,  we know which lenders will have the best mortgage loan products for a particular client. We generally use a few lenders to provide a majority of our loans,  because these lenders generally offer the best rates to our  customers.  In  addition,  we have found that these lenders provide efficient service.

     We upload the completed loan information on the web site of the lender that we have  selected  for the  borrower  and  determine  if the lender will give us

e-approval for the loan. If the lender gives the borrower approval,  it, the web site,  will generate a commitment  letter with  contingencies.  Then, the lender will also send us documentation for the loan.

     If a customer does not  pre-qualify  for the loan or if the  application is incomplete,  one of our mortgage brokers will inform the mortgage loan applicant why the loan was rejected and how and if the application can be remedied.

     Additionally,  we entered the business of buying homes, renovating them and then selling them.  During  fiscal 2003 Mr.Webb  purchased a home and then later transferred title to the home to the Company.

Market Price for Stock

     Our Common  Stock  began  trading on the NASDAQ  Bulletin  Board  under the symbol WBBM.OB in September 2004.  There is a very limited market for our common stock with the bid price of our stock ranging from $.01 to $0.15 per share.

As of December 31, 2004, we had approximately 45 shareholders of record.

 The Company has never paid a cash dividend on its Common Stock.

Financial Statements

     Our audited financial  statements are contained in Exhibit C. You are urged to carefully review our audited financial statements before making your decision on any matters being solicited in this proxy.

Management's Discussion and Analysis of Financial Condition

 and Results of Operations

     During  fiscal  2002,  we took steps to  significantly  reduce our overhead expenses.  These cost cutting  measures have helped the Company turn a profit in

2003. , we did not issue any shares of our common stock to consultants and other third  parties  during  fiscal  2003.  In order to  increase  revenues,  we will continue to expand into other states where the demographics  indicate that there are a large  number  of  homebuyers  and we have  made  plans to enter  the home development business.

Results of Operations

     We were  incorporated in the State of Florida on May 11, 1999, to implement a corporate  reorganization  of Webb Mortgage Corp.  and Webb Mortgage  Services

Corporation, companies that were formed by Byron Webb, our founder.

     Webb Mortgage  Corp.  was  incorporated  on June 19, 1992 and operated as a mortgage  broker.  In fiscal 1999, Webb Mortgage Corp.  processed $42 million in mortgage loans. Webb Mortgage Services Corporation, was incorporated on February

25,  1998 and held a  correspondent  mortgage  lender  license in  Florida  from

1998-2001.  In March 2000,  we acquired Webb  Mortgage  Corp.  and Webb Mortgage

Services  Corporation  by issuing 2 million  shares of our common stock to Byron

Webb. The transaction was treated as a recapitalization for financial accounting purposes.

     As  a  result  of  the   recapitalization,   we  have  two  wholly-   owned

subsidiaries,  Webb Mortgage Corp. and Webb Mortgage Services Corporation. As of

December 31, 2003, these companies were inactive and all brokerage  business was transacted through Webb Mortgage Depot, Inc.

YEAR ENDED DECEMBER 31, 2003 COMPARED TO YEAR ENDED DECEMBER 31,2002

     REVENUES.  Total revenues decreased to $481,198 for fiscal 2003 compared to total  revenues of $703,723 for fiscal 2002.  The fiscal year ended December 31,

2002  included  $257,000  for sale of real  estate  and in fact  brokerage  fees increased  from $ 446,723 to  $481,198  in 2003.  We  originated  more  mortgage loans in fiscal 2003.

     COMPENSATION.  Compensation  expenses  consist  primarily of management and employee  salaries.  In an effort  to reduce  total  operating  expenses,  total compensation expenses in both 2002 and 2003 were $75,000.

     ADVERTISING.  In an additional  effort to reduce total operating  expenses,

Advertising expenses decreased to $48,194, compared with $53,505, reflecting the lower revenues earned.

     APPRAISALS,  TITLEWORK  AND SURVEYS.  Fees for  appraisals,  title work and surveys were $11,415 in 2003 compared with $7,975 in 2002 mainly  because of the need to cover certain costs not normally paid in order to help attract and close mortgage deals.

     COMMISSIONS.  We  pay  commissions  of  approximately  40%  to  50%  of the brokerage fee that we receive to the  individual  broker who processed the loan.

The  commission  is paid  when  the loan is  funded.  Commissions  decreased  to

$146,467 from $199,636,  since our President  originated  more loans in the year ended  December  31, 2003  compared to the year ended  December  31,  2002.  Our

President does not receive commissions for the loans he originates because he is paid pursuant to an employment agreement.

     CONSULTING. Consulting fees were paid to the spouse of the President as she is actively  engaged in the  operations  of the Company.  The  Compensation  was therefore split between Byron Webb and his wife without any additional burden on the Company.

     CREDIT REPORT FEES.  We engage third parties to perform these  services and do not charge our borrowers a markup for these services. Credit report fees were

$8,356 in 2003 compared with $10,070 in 2002.

     DEPRECIATION.  Depreciation was $4,047 in 2003 compared with $2,244 in 2002 mainly due to depreciation on the leasehold  improvements  incurred to build the

Company's new offices.

     GENERAL AND ADMINISTRATIVE.  General and administrative  expenses increased from $46,797 in 2002 to $75,809 in 2003.

     PROCESSING  FEES.  Processing fees increased from $6,203 in 2002 to $18,861 in 2003  mainly  due to the fact that  although  revenues  are down the  revenue received per  mortgage  was lower  because of reduced  fees,  however  volume of transactions was actually higher.

     PROFESSIONAL  FEES.  Professional fees include fees paid to our accountants and  attorneys.  Our  professional  fees  were $ 16,003  in 2003  compared  with

$70,941, in 2002.

     RENT.  Rent was $18,084 in 2003 compared with  $25,069,  in 2002.  Our rent expense  has  decreased  significantly  given the  termination  of our lease for office space in Boca Raton in March 2002.

Liquidity and Capital Resources

     Since inception,  we have funded operations primarily through our brokerage business,  net cash  proceeds  from  private  offerings  of our common stock and through our line of credit with Union Planters Bank,  N.A. At December 31, 2003,

we had cash and cash  equivalents  of $30,257 and our  stockholders'  equity was

$57,211. We expect our cash on hand to last for the next two (2) months. If cash generated  from  operations  in future  periods is  insufficient  to satisfy our liquidity  requirements,  we may sell additional  equity or debt securities,  or obtain  additional  credit  facilities.  The  issuance of  additional  equity or

convertible  debt  securities  could  result  in  additional   dilution  to  our

shareholders.

     Net cash used in operating activities during fiscal 2003 was $68,463, which was  primarily  due to the  reduction in accounts  payable and the funds used in renovating  real estate offset by advances and  repayments by the officer of the

Company.  Net cash used in operating  activities during fiscal 2002 was $45,789,

which was primarily due to the net loss of $84,376.

     Byron Webb,  our founder,  has repaid the debt owing to the Company and has advanced other monies to the Company.

     As of  December  31,  2003,  we had net  operating  loss carry  forwards of approximately $494,500 available to offset future taxable income through 2022.

Results of Operations for the nine months ended September 30, 2004

     For the nine  months  ended  September  30,  2004 the  company  has  become profitable  in that it had net  income of $ 63,745  compared  with net income in

2003 of $19,397. The increase in profitability and revenues for the last quarter relates  to the fact that  management  has  completed  the  construction  of its property  on  Grayrock  Road and  management  has  taken a more  active  role in generating revenues from mortgages.

     The Company has continued its cost cutting ways as expenses have dropped to

$ 270,527 for the nine months ended  September  30, 2004 compared with $ 359,862 for the same period in 2003.  The largest  part of this  relates to  commissions which  is $ 51,687  for  2004  versus $  135,675  in 2003  and for  general  and administrative expenses which dropped from $ 48,954 in 2003 to $ 45,170 in 2004.

     Credit report fees have decreased from $ 8,694 to $ 1,784 from 2003 to 2004 in  accordance  with the  decreased  volume of  revenues  generated  in the nine months.

     Professional  fees have  decreased  from $ 27,720 in 2003 to $5,525 in 2004 mainly due to some underaccruals in 2002.

Liquidity and Capital Resources

     Since inception,  we have funded operations primarily through our brokerage business,  net cash  proceeds  from  private  offerings  of our common stock and through our line of credit with Union Planters Bank, N.A. At September 30, 2004,

we had cash and cash  equivalents  of  $29,404  as  compared  to the year  ended

December 31, 2003 which was $ 30,257 and our shareholders equity for the quarter ended September 30, 2004 was $120,856 as compared to the year ended December 31,

2003 which was $ 57,111. We expect our cash on hand to last for the next two (2)

months.  If cash generated from  operations in future periods is insufficient to satisfy  our  liquidity  requirements,  we may sell  additional  equity  or debt securities,  or obtain additional credit facilities.  The issuance of additional equity or convertible debt securities could result in additional dilution to our shareholders.

     Net cash  provided  from  operating  activities  during nine  months  ended

September  30, 2004 was $ 77,278  which was mainly due to the net income for the period of $44,242 compared to net cash used in operating activities for the year ended December 31 2003 which was $68,463.

     As of  September  30, 2004,  we had net  operating  loss carry  forwards of approximately $500,000 available to offset future taxable income through 2022.

                            MEDICAL CONNECTIONS, INC.

THE COMPANY

     Medical  Connections,  Inc.  was formed in Florida on November 26, 2002 for the purpose of  specializing  in the  recruitment  and  placement of  healthcare professionals  in a variety of  employment  settings.  Its  office is  currently located at 2700 W. Atlantic Boulevard,  Suite 213, Pompano Beach, Florida 33069.

Its telephone  number is (954) 978-6582 and (800) 681-2056 and its fax number is

(954) 978-7927.

     Medical  Connections'  team members have more than 20 years  experience  in healthcare  recruitment.  This experience  includes the organization of domestic and  international  job fairs to take  advantage of the global pool of qualified applicants.  Other members of the team are well-seasoned  operations individuals who have past responsibilities that include building businesses requiring scores of experienced recruiters and brokers.

     The medical  recruitment and staffing  business is quickly  becoming highly dependent upon technology,  use of the Internet,  online  collaboration  and web

networking.   Medical   Connections  has  developed  its  business  based  on  a

technological platform keeping in line with current trends.

Milestones

     Medical  Connections  has already signed  Contingency  Agreements  with the following  institutions,  a partial but representative  list that attests to the quality of the Company's partnerships.

All About Staffing/ HCA

Health South

ARC Therapy Services

Aurora Medical Center

Benchmark

Camden Clark

Concentra

Endura Care

Florida Hospital

Genesis

MD Anderson

Novacare

Mission Statement

     Medical  Connections' mission is to expand its recruiter network to service what we believe is the critical  personnel  shortage of  healthcare  and medical research facilities.

Medical Connections Business Model:

         Medical Web Based Job Board

     Medical  Connections  is  launching  a  web  based  job  board  similar  to

monster.com  wherein recruiters and employers shall pay monthly fees to post and view resumes in the Medical Connections database. Medical Connections will offer a subscription  service and collect monthly fees for  subscribers.  In addition,

the Company will collect one time fees for the posting of resumes. Moreover, the

Company  intends to offer services for other  recruiters on its website  wherein the recruiters would enter into a fee sharing agreement with Medical Connections for access to its web based job board.

         Medical Split Fee Recruiting Web Based Service

     Medical Connections is launching a paid online, permission access based web service for recruiters,  incorporating online recruiting and accounting software to manage placement and networking  between  recruiters as well as to serve as a data mining robot for candidates and medical  recruiters.  This system will have the additional benefit of creating and building a customer data base for Medical

Connections.  The  system  software  will offer  additional  paid  services  for recruiters,  such as accounting and data base management,  and subscriptions for recruiting trend and industry reports and publications.

         Medical Professionals Networking Web Based Service

     Medical  Connections is launching an online networking  service for medical professionals  with a minimal monthly fee for candidates and bigger monthly fees paid by employers and  recruiters.  Medical  Connections  will collect  revenues through subscription and usage fees, as well as advertising as traffic increases to this  service.  In  addition,  Medical  Connections  will  sell the  software allowing  interaction  with the web  based  service,  creating  another  revenue source.

         Medical Professionals Community Web Based Service

     Medical  Connections is launching a free  registration  based community for medical  professionals.  Medical  Connections will increase revenues  indirectly through use of this  service,  as those  visiting  and using the service  become aware of the  Company's  other  services.  Moreover,  upon consent of its users,

Medical  Connections  will collect and re-sell data to other  service  providers such as real estate relocation services,  medical equipment  suppliers,  and the like.

Traditional Revenue Sources

     Although Medical Connections believes that its primary revenue sources will be  through  Internet  medical  web based job board and fee  splitting,  Medical

Connections will obtain additional revenues through these traditional sources:

     1. Contract appointments are temporary hires (typically, 13 week contracts)

made by healthcare  facilities to  economically  complete short staffing  during periods of high seasonal activity,  vacations, leaves of absence, etc. This also includes  contracts  for  what  is  commonly  known  as  "traveling  nurses"  or physicians  who are willing to take  temporary  assignments  outside  their home region.  Under this arrangement,  Medical  Connections is the employer of record for the healthcare professional and the healthcare facility remits a per diem to the  Company  that  includes  all  employment  overhead  as well as a  surcharge

(profit) for the service.

     2.  Permanent  replacement  hires are designed to find  suitable  permanent staff.  Under this  arrangement,  Medical  Connections  receives a placement fee ranging from 15%-25% of the employee's  initial annual salary, or in the case of a physician  placement,  a negotiated  fee is  predetermined  based upon medical specialty.

     3.  International  Job  Fairs  are  held  to find  appropriately  qualified individuals.  The  Company  also has direct  access to markets in Brazil and the

Philippines.  Under this arrangement,  Medical Connections receives a negotiated fee for  each  successfully  hired  candidate  and  this  includes  a  surcharge sufficient to defray the costs incurred in hosting the fair.

THE BUSINESS

     Medical  Connections is an employment  and executive  search firm that will provide  recruiting  services to its clients  within the  healthcare and medical industries. It seeks to become a full service company by taking advantage of the search and placement opportunities within such industries. These industries were selected for  concentrated  efforts  because  they are  relatively  stable,  and because management believe that the need for quality employees and professionals in such  fields  has been  steadily  increasing  over the past few years and the projected growth of the industries appears to be increasing steadily over time.

The  Industry

     Management  of Medical  Connections  believes  the  executive  and employee search and placement  industry is an  extraordinary  growth category in American business.  It is a part of the $75+ billion staffing  industry,  and we estimate that  executive  search firms are in higher  demand than at any time in history.

Management  believes  that it is an exploding  field with superb  potential  for years to come.

     Medical  Connections  believes that the combination of economic,  political and  educational  conditions  has created  soaring  demands for more  healthcare providers than the country has been able to produce.

     4.6 million new and existing  medical  positions  will need to be filled by

2010 (48% of total medical employment in 2000) Bureau of Labor Statistics.

         Nursing school enrollment has been on a declining trend

         The average age in the existing nursing pool is closer to retirement than the beginning of their careers

         An aging population of baby boomers will soon enter retirement, a time of increasing demand for healthcare services

         Expansion of medical subspecialties requires more practitioners from researchers through direct caregivers

         Legislative and regulatory demands restricting staff ratios, hours of employment, etc.

     Medical  Connections  believes that for these and many other  reasons,  the medical  staffing  industry - already  over $12 billion in size - is expected to grow 15%-25% per year through 2010. The demand for personnel is non-cyclical.

     The constant pressure to find qualified  healthcare  providers has resulted in a fragmented medical  recruitment  industry,  presenting enormous high margin opportunities for experienced recruiters prepared to tap a global pool of talent for the domestic market.

Core Focus

     Primarily   utilizing  web  based  technology,   Medical  Connections  will

specialize in a few very specific areas of selected industries. During the first year,  we intend to focus on  physicians,  nurses,  and  pharmacists,  and other related personnel. Commencing in the second year, Medical Connections intends to expand into many more health-based areas.

Description of Fee Structures for Our Industry

     |X|  Contingency  Fees:  Contingency  fees  paid when a client  offers  our candidate a position and they reach a contractual  agreement of employment.  The industry standard is full payment within 10 days of the start of employment.

     |X| Retained Fees:  There are several hybrid forms of retained  search that we will consider incorporating into the fee structure,  including:  (1) one-half the fee is paid at the  commencement  of the  search  assignment,  expenses  are billed monthly  throughout the course of the search, and the balance is due when the client offers a candidate a position and they reach a contractual  agreement of employment;

     and (2) one-third of the fee is paid in advance,  one-third at 30 days, and one-third at 60 days, regardless of when the assignment is actually filled.

     |X| "Retingency" Fees: This is a combined  retainer/contingency  fee, which is paid in small  monthly  installments  from  the  commencement  of the  search assignment,  with any balance due when the client  offers a candidate a position and they reach a contractual agreement of employment.

     |X| Flat Rate Fees: In some cases, large companies may leverage  themselves by requiring search firms to perform their services at a flat rate per position.

This is normally a result of the large number of  positions  they are seeking to fill.

     |X|  Consulting  Fees:  Fees will be quoted and  negotiated  based upon the scope and  timeline of the project.  In some cases  clients will be seeking only recruiting  services,  and in others  they will want us to train  them on how to recruit their own personnel.

Market Size

     Bizner   and   Plunket    Research   are   reporting   more   than   40,000

employment/staffing/recruiting agencies, from which the medical recruiting firms represent more than 10%, or approximately 6,000 companies.  The actual number of medical  recruiting  and staffing  companies and  individuals  who perform those services is  estimated to be greater  than  10,000.  While the average  staffing agency has 15  employers,  12 offices  and $2 million in  revenues,  the medical recruiting and staffing agencies average 5 or less employers.  Enterprise talent management  (ETM) is a key corporate  initiative  in the current  decade and the

e-recruiting  market - sourcing  and hiring via the Internet - will grow to $4.5 billion by 2004 and $10.3 billion by 2008, according to a new report by Aberdeen

Group.  While 82% of the Fortune 500 companies have their own career sections on their websites,  only 40% of the medical recruiting  companies have websites and only 30% of those which have websites, use candidate sourcing,  resume-building,

placement tracking and other online recruiting tools or on-line software.

Marketing Research and Analysis

     Medical Connections  believes that over the next decade, it will be able to capitalize  upon the significant  opportunities  presented by the national labor outlook  and its impact on the  executive  and  employee  search  and  placement industry.

     Medical  Connections  believes the service industries in the U.S. represent the fastest  growing sector of the national  economy,  and that search firms are poised to flourish in the midst of today's  labor trends and  outlook.  A recent

American Management  Association survey of top executives placed "Recruiting and

Retaining  Skilled Talent" as their number one corporate  concern  nationwide in staffing and organizational  structure. The Bureau of Labor Statistics estimates that in the decade from 1996 to 2006, employment needs in the U.S. will increase

by  14%,  demanding  18.5  million  workers  to  fill  new  positions.   Medical

Connections  believes that it has  carefully  selected  areas of  specialization

(i.e.  healthcare  and  medical)  to exploit  these  trends in a sector  that is relatively stable and has good growth prospects.

Industry Trends

     o High level of segmentation and specialization;

     o Relatively easy start-up, with little or no state or federal regulations

     o 80% of recruiters have a medical background or nursing background with 5+

years of experience;

     o Move  to  web  based  services,  requiring  traditional  firms  to  incur extra-ordinary costs to alter their brick and mortar business presence;

     o Fee sharing,  especially  between  traditional  recruiters  and web based services;

     o Significant shift based on Internet technology, especially the ability to concentrate to find the right candidate  through  specialized web based services and data base management;

     o  Networking   between   candidates  and  employers  based  on  web  based

technology;

Competitive Environment

     The executive and employee search and placement  industry lends itself both to the development of both local and national level  businesses.  Competitors in

South Florida and nationally include such firms as:

|X|  Splitit.com,  TopEshelon.com,  Recruiterscafe.com,   Recruitersnetwork.com,

     subcontractor.com - each of which has grown significantly in a short period of time and continues to grow based in large part to their  reliance on web based services;

|X|  Traditional job boards such as monster.com and hotjobs.com

|X|  Contactscount.com  - a paid service for the exchange of information between job seekers and employers

|X|  CompHealth/Weatherby  Healthcare merged approximately two years ago to form the largest  physician  recruitment  company for  permanent  and  temporary placements in the U.S.

|X|  Spherion (f/k/a Interim) is a primarily temporary staffing and professional

     employment   organization,   but  has  a  presence  in  the  executive  and

     professional placement market.

|X|  Management  Recruiters  International  (MRI) is the largest  executive  and

     professional   recruiting  firm  in  the  world,  with   approximately  700

     franchisees, most in the U.S.

|X|  Robert  Half  (accounting  and  finance  industry)  and the Judge Group (in manufacturing). These are specialized boutique firms.

|X|  Personnel One, Apple One, Staff Mark, Accustaff,  and Manpower. These firms specialize  on lower  end  professional,  non-professional,  and  temporary staffing.

Some  competitors are public companies such as the following.

     Cross Country Healthcare,  Inc.,  (NasdaqNM:  CCRN) formerly known as Cross

Country,  Inc.,  is a provider  of  healthcare  staffing  services in the United

States.  Approximately 80% of the Company's revenue is derived from travel nurse staffing  services.  Other staffing  services  include the placement of clinical research  professionals  and allied healthcare  professionals  such as radiology technicians,  rehabilitation therapists and respiratory therapists.  The Company also provides  other human capital  management  services,  including  search and

recruitment,   consulting,   education  and  training  and  resource  management

services.  Its active client base includes over 3,000 hospitals,  pharmaceutical companies and other healthcare providers across all 50 states.  (Source:  Market

Guide).

     Medical Staffing Network Holdings,  Inc., (NYSE: MRN) is a medical staffing company and a provider of per diem nurse staffing services (staffing assignments of less than 13 weeks in duration). Its per diem staffing assignments place this company's professionals, predominately nurses, at hospitals and other healthcare facilities to solve its clients'  temporary  staffing  needs.  This company also provides  specialized  radiology and diagnostic imaging technicians and clinical laboratory  technicians,  or "allied health" professionals.  This company serves its clients  through a  temporary  medical  staffing  network  comprised  of 136 branches  that  provide  nurse  staffing on a per diem basis in 43 states.  This company's client base includes over 7,000 healthcare facilities,  including for-

profit and not-for-profit hospitals,  teaching hospitals and regional healthcare providers.  As of December 30, 2001,  its  database  contained  profiles of over

25,000  professionals  who it places on  assignment  in  healthcare  facilities.

(Source: Market Guide)

     AMN Healthcare Services, Inc., (NYSE: AHS) focuses on the travel segment of the temporary  healthcare  staffing  industry and provides both nurse and allied health temporary  healthcare  professionals to hospital and healthcare  facility clients. This company recruits nurses and allied health professionals and places them on temporary assignments,  typically for 13 weeks away from their permanent homes,  at hospitals and  healthcare  facilities  throughout  the United States.

Approximately  93% of this  company's  temporary  healthcare  professionals  are

nurses,  while  the  remainder  is  composed  of  technicians,   therapists  and

technologists.  This  company is actively  working with a  pre-screened  pool of prospective temporary healthcare professionals, of whom an average of over 8,100 went on assignment during the fourth quarter of 2002. (Source: Market Guide)

     On Assignment,  Inc.,  (NasdaqNM:  ASGN) is a provider of skilled temporary professionals to clients in the science and healthcare industries.  This company provides  clients in these markets with  short-term or long-term  assignments of

temporary   professionals   and   temporary-to-permanent   placement   of  these

professionals.  During the year ended December 31, 2002,  this company  provided temporary professionals to approximately 5,900 clients. On Assignment's business consists of healthcare  staffing,  including its Nurse  Travel,  Allied  Travel,

Healthcare  Financial Staffing,  Clinical Lab Staff and Diagnostic Imaging Staff

divisions,  arid  lab  support,  which  provides  locally  based  temporary  and

permanent   placement  of  scientists  and  other  professionals  to  industrial laboratories in the biotechnology,  pharmaceutical,  food and beverage, chemical and environmental industries. (Source: Market Guide)

     TeamStaff,  Inc.,  (NasdaqNM:  TSTF) provides outsourced business solutions focusing on human resource services to various  industries in the United States.

This company provides various employment-related services through three business units.  The TeamStaff Rx unit provides medical allied health  professionals  and nurses to doctors' offices and medical  facilities  throughout the United States on a temporary  or  permanent  basis.  The  professional  employer  organization division provides  comprehensive  human resource  management and  administrative services,  including payroll administration and payroll tax filing,  procurement and  administration of employee benefit plans and procurement and administration of workers'  compensation  insurance.  The payroll processing  division provides customized payroll management and tax filing services to select industries, such as  construction,  and  administers  voucher  disbursement  programs for various public agencies. (Source: Market Guide)

     The  industry of  healthcare  provider  recruitment  is defined by the most basic of all economic  principles:  supply and demand.  Management believes that the soaring demand for basic  healthcare  providers from  technicians and nurses through medical  specialists,  pharmacists and research scientists far outstrips the available  supply of qualified  workers.  As a result,  management  believes medical  facilities are in a bidding war for the available talent,  and this has produced tremendous opportunities for permanent, part-time and contract workers.

     Medical  Connections'  management  believes  that  third-party  recruiters,

offering  web-based and  technological  advances,  such as Medical  Connections,

offer  healthcare  facilities an economically  efficient method for locating and signing qualified individuals for their clients.

     Medical  Connections  prides  itself on  providing  a  specialization-based recruiter network because  distinguishing the competencies of an ER physician, a research  pharmacologist or a RN require an intimate knowledge of the subtleties of those  professions  and a clear  understanding  of the needs of our  clients.

Matching the particular needs of our clients with the unique work experiences of various  candidates is how Medical  Connections  establishes its trusted name in the industry.

Competitive Advantages

     The recruiting  industry  depends on the  recruitment  and retention of top talent.  In larger  firms,  vast amounts of financial  resources are expended in hiring and training  new  recruiters  in an industry  with  turnover  rates that

Medical  Connections  are greater 65%. It has been estimated that the top 10% of the successful  recruiters  with a firm generate the revenues  needed to support those  efforts.  By focusing on a web based business we believe we can reduce if not eliminate recruiter turnover.

     Management  believes  that with its  expertise in  recruitment  methods and effective  resource  management it intends on being able to provide  exceptional service  to both  clients  and  candidates.  Management  will  seek to  maintain controlled,  sustained  growth,  and will  seek to  constantly  explore  related

opportunities  within  the  healthcare  and  medical  industries,   as  well  as

eventually other industries.

Alliances

     The  recruitment  industry  uses  information  technology  as a competitive advantage.  Utilizing this technology to collaborate with other  consultants and firms  will  be a  priority  for  the  Company.  Collaboration  we  feel is very important in our initial stages of operations. Normally, the fees are split on a

50/50 basis.  Management will only  collaborate  with individuals and firms with whom it gains a relationship of confidentiality  and trust. These  opportunities may allow Medical Connections to make more placements; more quickly, and thereby increase cash flow.

Technology

     As  discussed  herein,  web  based  technology  and data  base  recruitment methodology  will provide us with  additional  revenue sources and a competitive edge. These external  database  services,  which provide resume  searching,  job

postings,  contact  information,   and  industry  lists.  Management's  industry

experience  and  exposure  have  allowed us to identify the very best sources in each  industry to  eliminate  the risk of  investing  in  sub-standard  database services and products.

Commission Plans

     The vast majority of search and placement consultants and recruiters are on a draw against a commission pay plan by their employer. These draw systems allow for the more manageable  income flow for  consultants  and  recruiters.  Medical

Connections  intends on developing a pay plan, which improves upon the very best it has found through experience and research.  Medical  Connections may use such system and therefore  each  associate  will have a  pre-determined  monthly draw against  future  commissions.  Associates  are  currently  being  offered  a 50%

commission rate, so that Medical Connections can attract top produces and reduce the financial burden.

Planned Operations

     One of the most valuable assets a search and placement firm has besides its people is its database.  The database contains all contact information  relating to candidates and clients, fee arrangements,  reports,  search capability,  etc.

Medical  Connections plans on either developing its own database from scratch or using an off the shelf  version.  The database with will  populated with network contacts and referral sources.

     Medical Connections  intends on complying with the National  Association of

Physician Recruiters (NAPR) Code of Ethics. It will also seek to develop our own

Code of Ethics to ensure the highest level of professional and courteous service to our clients and to the candidates with which we work.

CAPITALIZATION

     Medical  Connections is a Florida  corporation  with 25,000,000  authorized shares of Common  Stock  with $.001 par value per share of which  7,096,916  are currently  issued  and  outstanding.  The  Company is also  authorized  to issue

25,000,000  shares of Preferred  Stock with a par value of $.001 per share,  and such Preferred Stock may such rights, preferences, limitations, and designations as the Board of Directors may determine from time to time.

PRINCIPAL SHAREHOLDERS

     The following is the number of shares of common stock  beneficially  owned,

as of  December  31,  2004,  by (i)  each  person  known by the  Company  to own beneficially  more than 5% of the Company's  equity,  (ii) each person who is an officer or  director  of the  Company,  and (iii) all persons as a group who are either  officers or  directors  of the Company and as adjusted to give effect to this Offering.  This  information  assumes that none of the  identified  persons acquires any shares in this Offering.

Name and Position              Shares            Percentage

Anthony Nicolosi             3,000,000             42.27%

Joseph Azzata                3,000,000             42.27%

Financial Statements

     You are  urged to review  the  audited  financial  statements  for  Medical

Connections  for the year ended December 31, 2003 which are included on Schedule

C and the Nine month unaudited financial  statements which are included herewith on Schedule D

                              PRO FORMA INFORMATION

UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The accompanying  unaudited pro forma consolidated  financial statements of

Medical   Connections  Inc.  ("Medical   Connections")  have  been  prepared  by

management to give effect to the proposed  acquisition  by WEBB MORTGAGE  DEPOT,

INC.  (" Webb") of the  outstanding  capital  stock of  Medical  Connections  in exchange for shares of common stock of Webb that would  aggregate  approximately

95% of the Webb common shares outstanding after the transaction

     The Pro Forma  Statements  included  on  Schedule B reflect  the use of the purchase  method of accounting for the above  transaction.  The  acquisition was accounted for as a reverse  acquisition  as the former  stockholders  of Medical

Connection will control the voting common shares of Webb  immediately  after the acquisition.  Such financial  information has been prepared from, should be read in conjunction with the following financial statements:

     The pro forma consolidated financial statements are not intended to reflect the actual results of operations or the financial  position of Webb, which would have actually  resulted had the  acquisition  and related pro forma  adjustments been  effected  on the  date  indicated.  Further,  the pro  forma  consolidated financial statements are not necessarily indicative of the results of operations or the financial position that may be obtained in the future.

Audited Financial Statement

     You are urged to review  the  audited  financial  statements  for the years ended  December  31, 2003 and 2002  contained  in  Schedule C before  making any decision with respect to the proposals to be voted upon at this Special  Meeting of shareholders.

Comparative Financial Information

     You are urged to review the  comparative  financial  statements for Medical

Connections  for the period  ended  September  30, 2004  contained in Schedule D before  making any decision  with  respect to the  proposals to be voted upon at this Special Meeting of shareholders.

-

- THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE SHARE FOR SHARE

                               EXCHANGE AGREEMENT

-

                               - PROPOSAL NO. 2:

-

- APPROVE A REVERSE STOCK SPILT OF 100:1 while maintaining the current number of authorized shares at 25 million

-

- The Board of Directors of the Company proposes that the shareholders approve a

                            100:1 reverse stock split

-

-      If you are a holder of our common  stock and this  proposal is  approved,

the total number of shares owned by each  shareholder will be divided by 100. If this results in the issuance of any fractional  shares,  the shareholder will be entitled  to receive the next  largest  whole  number of shares of common  stock following the reverse stock split.

-

-      Approval of the  Agreement  requires us to approve a 100:1  reverse stock split. Aside from the agreement with Medical  Connections,  we are not presently engaged in any regular negotiations, nor do we have any present plans, proposals or  understandings  to issue any shares of our Common Stock as part of a capital

raising  transaction  or  otherwise.   We  may  however  establish  an  employee

compensation plan to retain key personnel.

-

-

- THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE REVERSE STOCK SPLIT.

-

                               - PROPOSAL NO. 3:

-

             - AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

          - TO CHANGE OUR CORPORATE NAME TO MEDICAL CONNECTIONS, INC.

-

-      The Board of Directors is  proposing to amend the  Company's  Articles of

Incorporation,  as amended,  in order to change our  corporate  name to "Medical

Connections,  Inc." The Board of Directors  believes  that,  if the Agreement is consummated,  it  will  be in  the  Company's  best  interests  to  use  Medical

Connections'  name  as the new  name of the  Company.  Medical  Connections  has requested  the name change based on its belief that the name change is necessary to more align the Company's name to the nature of the business and operations of

the  Company  following  the  closing  of  the  Agreement.   This  amendment  is

conditional upon closing. . If the Agreement is not consummated, the Articles of

Incorporation  will not be  amended  to change our  corporate  name to  "Medical

Connections,  Inc." If the Agreement is effectuated,  it is anticipated that the name change will be  effectuated  promptly  thereafter.  The Board of  Directors reserves  the right not to change the  corporate  name even if the  Agreement is effectuated  and this proposal is approved,  if the Board of Directors  believes that  such name is not  available  or is not then in the best  interests  of the

Company.

-

-      If  approved,  the  amendment  to change our  corporate  name to "Medical

Connections,  Inc." will be effected,  if at all, by the filing of a Certificate of Amendment  with the  Secretary of State of the State of Florida.  The charter amendment  will  be  effective  on  the  effective  date  of the  filing  of the

Certificate  of Amendment.  A copy of the proposed  amendment to our Articles of

Incorporation is attached hereto and marked Exhibit F.

-

- THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO

 THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE OUR CORPORATE

                        NAME TO MEDICAL CONNECTIONS, INC.

-

-

                        - SECURITY OWNERSHIP OF CERTAIN

                       - BENEFICIAL OWNERS AND MANAGEMENT

-

     The following  table sets forth,  as of December 31, 2004,  the  beneficial ownership  of equity  securities  of the  Company  by each  person  known by the

Company  to own more than 5% of any class of the  Company's  voting  securities,

each Director and Executive Officer and all Directors and Executive  Officers as

a group:

                    Beneficial Ownership of Equity Securities

                        of Company on December 31, 2004(1)

 Name                         Common Stock Held        Percent of Class

Byron Webb                    1,831,000                          43.5%

Harvey Judkowitz                 20,000                           *

David Hablenko                  300,000                           6.7%

Directors and Officers as a

Group (2)                     1,851,000                          43.9%

-

-        * Less than one percent

-

-

                       - DIRECTORS AND EXECUTIVE OFFICERS

     Set forth  below is certain  information  about each of the  Directors  and

Executive Officer of the Company as of December 31 , 2004:

Name and Position                                    AGE         First Elected

Byron Webb:  President/CEO/CFO/Director              42           May, 1999

Harvey Judkowitz:   Director                         57           October 2001

-      Officers serve at the discretion of the Company's Board of Directors.

-

-      If the agreement with Medical Connections is approved, all of our current officers and Directors will resign their  respective  position with the Company,

effective as of the Effective Time.

-

-        WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

-

     - We are  required to file annual,  quarterly  and special  reports,  proxy statements and other  information  with the Securities and Exchange  Commission.

You may read and copy any document we file at the SEC's public reference room at

450 Fifth Street,  N.W.,  Washington,  D.C. and at its offices in New York,  New

York  and  Chicago,  Illinois.  Please  call  the  SEC at  1-800-0330  for  more    to correct

information on the operation of the public  reference  rooms.  Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.

-

-        BY:  /s/ Byron Webb

-

-        Byron Webb, President

-

-        By the Order of the Board of Directors:

-        /s/ Byron Webb

-        Chairman of the Board and Chief Executive Officer

-

-        Dated:  January 20, 2005

-

-        Schedule of Exhibits

-

-        Schedule A:    Share for Share Exchange Agreement among Medical

                        Connections Inc., WEBB MORTGAGE DEPOT, INC., and

                        the shareholders of Medical Connections, Inc.

-

-        Schedule B:    Pro Forma Financial Information for WEBB MORTGAGE DEPOT,

                        INC.

-

-        Schedule C:    Audited Financial Statement for Medical Connections,

                        Inc. for the years ended December 31, 2003 and 2002

-

-        Schedule D:    Comparative Financial Statements for the nine months

                        ended  September 30, 2004 and 2003 (unaudited)

-

-        Schedule E:    Amendment to the Articles of Incorporation of WEBB

                        MORTGAGE DEPOT, INC.

-

-        Schedule F     Dissenters Rights Provisions under Florida General

                        Corporation Law

-

-

-                                     PROXY

-

                          - WEBB MORTGAGE DEPOT, INC.

                                  - PROXY CARD

                       - SPECIAL MEETING OF SHAREHOLDERS

-                               ______________

-

- THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WEBB MORTGAGE

                                   DEPOT, INC.

-

-      The undersigned  shareholder of record of WEBB MORTGAGE  DEPOT,  INC. , a

Florida  corporation  (the  "Company"),  hereby  appoints each of Byron Webb and

Harvey  Judkowitz , each with full power of  substitution,  as proxy to cast all votes  which the  undersigned  shareholder  is  entitled  to cast at the Special

Meeting   of   Shareholders   to  be   held   at  the   Company's   offices   on

___________________ , at __________ Eastern time at  __________________,  or any adjournments  or  postponements  thereof upon the matters  listed  herein and in their  discretion  upon such  other  matters  as may  properly  come  before the meeting.

-

-      THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED

HEREIN BY THE UNDERSIGNED  SHAREHOLDER.  UNLESS  DIRECTION IS GIVEN,  THIS PROXY

WILL BE VOTED "FOR" THE APPROVAL OF THE  PRINCIPAL  TERMS OF THE SHARE FOR SHARE

EXCHANGE AGREEMENT WITH MEDICAL CONNECTION,  INC., "FOR" THE APPROVAL TO REVERSE

SPLIIT THE  COMPANY'S  COMMON STOCK ON A 100:1 BASIS.  AND "FOR" THE APPROVAL OF

THE PROPOSAL TO AMEND THE COMPANY'S  ARTICLES OF INCORPORATION,  AS AMENDED,  TO

CHANGE THE COMPANY'S NAME TO "MEDICAL CONNECTIONS,  INC." THE UNDERSIGNED HEREBY

ACKNOWLEDGES  RECEIPT OF THE COMPANY'S  PROXY  STATEMENT AND HEREBY  REVOKES ANY

PROXY OR PROXIES PREVIOUSLY GIVEN.  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

TODAY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.

-

-

-                             WEBB MORTGAGE DEPOT, INC.

-

-   Proxy for Special Meeting of Shareholders to be Held ___________________

-

-

-                               PROPOSAL NO. 1

-

     - To consider and vote upon the approval of the principal  terms of a SHARE

FOR SHARE EXCHANGE AGREEMENT among the Company,  Medical  Connections,  Inc. and the shareholders of Medical Connections,  Inc. pursuant to which we will acquire all of the issued and outstanding shares of common stock of Medical Connections,

in exchange for the  issuance of up to 444,600  shares of the  Company's  Common

Stock so that,  immediately  following  closing  , the  former  stockholders  of

Medical  Connections  will own  approximately  95%of the  Company's  issued  and outstanding Common Stock. Approval of the Agreement also constitutes election of new directors for the Company  effective upon  consummation of the Agreement and the payment to Mr. Webb of $200,000 in exchange for the redemption of all shares of common stock owned by Mr. Webb.

-                          FOR         AGAINST      ABSTAIN

-                         ______      _________    _________

-

-                               PROPOSAL NO. 2

-

-      To approve a reverse split of the  Company's  common stock on a 100 for 1

Basis and maintain the number of authorized shares at 25 million.

-                          FOR         AGAINST      ABSTAIN

-                         ______      _________    _________

-

-                               PROPOSAL NO. 3

-

-      To approve an amendment to the Company's  Articles of  Incorporation,  as amended, to change the Company's name to "Medical Connections, Inc."

-

-                          FOR         AGAINST      ABSTAIN

-                         ______      _________    _________

-

-

-        Signature(s)___________________________________

-

-        Date:______________________________

-

-      Please  sign above  exactly as your name  appears on the Proxy  Card.  If shares are  registered  in more than one name,  all such persons  should sign. A corporation should sign in its full corporate name by a duly authorized officer,

stating his/her title. Trustee(s), guardian(s), executor(s) and administrator(s)

should sign in their  official  capacity,  giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive  more than one Proxy Card,  please sign and return all such cards in the accompanying  envelope.  Please return  promptly in the enclosed  envelope which requires no postage if mailed in the U.S.A.

                                  SCHEDULE A:

                       SHARE FOR SHARE EXCHANGE AGREEMENT

                                  Exhibit 10.1

                       SHARE-FOR-SHARE EXCHANGE AGREEMENT

     SHARE-FOR-SHARE EXCHANGE AGREEMENT made as of this 26th day of January 2005

by  and  among  WEBB   MORTGAGE   DEPOT,   INC.  a  Florida   corporation   (the

"Corporation"),  BYRON WEBB ("Webb"),  and MEDICAL CONNECTIONS,  INC., a Florida

Corporation  ("Medical"),  together  with each of the Medical  Shareholders  (as hereinafter defined).

                                    Recitals:

A.      The Corporation has offered to issue 444,600 shares of its common stock,

$.001 par value (the  "Common  Stock),  to the  holders of shares of the capital stock of Medical (the "Medical Shareholders") in exchange for their contribution to the Corporation of all of the issued and outstanding capital stock of Medical

(the "Medical Shares").

B.      The respective  Boards of Directors of the  Corporation and Medical have determined that, subject to the terms, conditions,  agreements,  representations and warranties set forth herein, the exchange contemplated herein will serve the general welfare and advantage of their respective businesses.

C.       Subject  to the terms and  conditions  set forth  herein,  the  Medical

Shareholders desire to contribute all of the shares of Medical capital stock for shares of Common Stock in the manner hereinafter set forth herein.

D.      The exchange is intended to comply with the  requirements of Section 368 of the Internal  Revenue  Code of 1986,  as amended,  the  Treasury  Regulations promulgated thereunder and the interpretive rulings issued pursuant thereto.

     NOW, THEREFORE,  in consideration of the foregoing recitals, as well as the mutual  covenants  hereinafter set forth,  the parties  hereto,  intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                               EXCHANGE PROVISIONS

         1.1       Contribution.

Subject to the terms and conditions hereinafter set forth:

     (a) Each Medical  Shareholder  agrees to contribute,  transfer,  assign and convey at Closing all of their Medical Shares to the Corporation,  together with all other  rights,  claims  and  interests  he or she may have with  respect  to

Medical  or its  respective  assets,  and all  claims  he may have  against  its officers  and  directors,  including,  but not  limited to, all rights to unpaid dividends and all claims and causes of action arising from or in connection with the ownership of Medical Shares or its issuance,  excluding any right,  claim or interest  of same  arising  under  this  Agreement  or in  connection  with  the transaction  contemplated  by this  Agreement.  Each Medical  Shareholder  shall deliver  to  Medical  all of his stock  certificates  representing  the  Medical

Shares,  together with a stock power  therefore,  duly executed in blank,  to be held by Medical for delivery at Closing; and

     (b) The Corporation agrees to issue to each Medical  Shareholder at Closing

0.06264 shares of  newly-issued  Common Stock for each share of Medical  capital stock transferred to the Corporation  pursuant to Section 1.1(a) up to a maximum of 446,600 shares.

     Schedule 1.1 sets forth the name of each Medical Shareholder, the number of shares  each owns as of the date of this  Agreement  and the number of shares of

Common Stock each will receive at Closing.

         1.2      Byron Webb.

     (a) At Closing, Medical shall pay to Webb $200,000 and Webb shall surrender to the Corporation for cancellation 1,831,000 shares of the Corporation's common stock representing all of the capital stock he owns in the Corporation.

         1.3      Spin-off.

     Prior to the Closing,  the Corporation shall form a wholly owned subsidiary and  then  transfer  all of its  assets  and  liabilities  to  said  subsidiary.

Contemporaneously   therewith,   the   Corporation   shall   distribute  to  its

shareholders, pro rata, all of its shares of capital stock in said subsidiary.

         1.4      No Registration.

     (a) Each of the Medical Shareholders acknowledges and agrees that:

     (i)  The  Common  Stock  to be  issued  to the  Medical  Shareholders  (the

"Exchanged  Corporation Stock") is being issued to Medical  Shareholders without registration under applicable federal and state securities laws in reliance upon certain exemptions from registration under such securities laws;

     (ii) He has had the  opportunity  to ask  questions of and receive  answers from the Corporation, Medical and their respective executive officers concerning their businesses and the Exchanged Corporation Stock and all such inquiries have been completed to his satisfaction;

     (iii) Each  certificate  representing  shares of the Exchanged  Corporation

Stock  will  bear  a  legend  restricting  its  transfer,  sale,  conveyance  or hypothecation,  unless such  Exchanged  Corporation  Stock is either  registered under  applicable  securities  laws or an exemption  from such  registration  is applicable,  and provided that if an exemption from registration is claimed, the

Corporation  may require an opinion of legal  counsel  that, as a result of such exemption,  registration  under the securities laws is not required to transfer,

sell, convey or hypothecate such Exchanged Corporation Stock;

     (iv) He shall  not  transfer  any  Exchanged  Corporation  Stock  except in compliance with all applicable securities laws;

     (v) He has a pre-existing personal or business relationship with Medical or its officers,  directors,  agents or controlling  persons, and has relied, if at all, on the advice of such persons in electing to participate in the transaction herein contemplated and not on any representations of the Corporation other than those  expressly  set forth  herein,  or by reason of his  business or financial experience  could be reasonably  assumed to have the capacity to protect his own interest in connection with the transaction;

     (vi) He is acquiring the Exchanged  Corporation  Stock for his own account,

for  investment  purposes  only and not with a view to the sale or  distribution thereof;

     (vii) He has not received any general  solicitation or general  advertising regarding the acquisition of the Exchanged Corporation Stock; and

     (viii) He is capable of evaluating the merits and risks of an investment in the Common Stock because he is a  sophisticated  investor by virtue of his prior investments  and has experience in  investments  similar in nature to the Common

Stock,  including investments in unlisted and unregistered  securities,  and has knowledge and experience in financial and business matters in general.

     (b) The Corporation acknowledges and agrees that:

     (i) The  Medical  capital  stock is being  transferred  to the  Corporation without  registration under applicable  securities laws in reliance upon certain exemptions from registration from such securities laws;

     (ii) All  certificates  representing the Medical capital stock bear legends restricting its transfer, sale, conveyance or hypothecation, unless such Medical capital stock is either  registered under the applicable  securities laws, or an exemption from such registration is applicable;

     (iii) The  Corporation  shall not transfer any Medical capital stock except in compliance with all applicable securities laws; and

     (iv) The  Corporation  is acquiring  the Medical  capital stock for its own account  for  investment  purposes  only  and  not  with a view  to the  sale or distribution thereof.

     1.5 Closing.  Consummation of the contemplated transaction shall take place on the date that all the  conditions set forth herein are satisfied or waived by the appropriate parties at the offices of Jeffrey G. Klein, P.A. located at 2600

North Military Trail, Suite 270 Boca Raton,  Florida 33431 or at another time or date that is mutually  agreeable to the parties hereto, or on such other date at such other time as may be mutually  agreed upon in writing by the parties hereto

(the "Closing").

                                   ARTICLE II

                THE CORPORATION'S REPRESENTATIONS AND WARRANTIES

     The Corporation hereby makes the following  representations  and warranties to  the  Medical  Shareholders  and  Medical,  each  of  which  the  Corporation represents  to be true  and  correct  on the  date  hereof  and  (except  as the

Corporation  may notify Medical in writing prior to the Closing) shall be deemed made again as of the Closing and  represented by the  Corporation to be true and correct at the time of the Closing.

     2.1 Organization.  The Corporation is a corporation duly organized, validly existing and in good standing  under the laws of the State of Florida and is not required  to be  qualified  or licensed  as a foreign  corporation  in any other jurisdiction.  The  Corporation  has the full power and authority to conduct the business in which it will engage upon completion of the transaction contemplated herein.  The Corporation  does not have any subsidiary or equity interest in any entity.  Accurate,  current and complete copies of the Articles of Incorporation and Bylaws of the Corporation are attached hereto as Schedule 2.1.

     2.2  Stock  Ownership.  The  authorized  capital  stock of the  Corporation consists of 25 million shares of Common Stock, of which 4,209,144 are issued and outstanding  (excluding the Exchanged  Corporation  Stock).  Notwithstanding the

above,  the  Corporation  shall adjust its capital  structure by  implementing a

100:1  reverse  stock split such that,  at  closing,  it shall have no more than

23,400 shares of common stock issued and outstanding, after giving affect to the redemption of the shares owned by Byron Webb.

     All the issued and  outstanding  shares of capital stock of the Corporation are duly  authorized,  validly issued,  fully paid and  nonassessable.  Upon the issuance of the Exchanged  Corporation  Stock,  the Common Stock included in the

Exchanged  Corporation  Stock  shall,  on  a  fully  diluted  basis,  constitute approximately ninety five percent (95%) of all the issued and outstanding Common

Stock. Upon tender of the Medical capital stock to the Corporation in the manner contemplated  in Section  1.1  hereof,  legal and  beneficial  ownership  of the

Exchanged  Corporation  Stock shall be  transferred to and vested in the Medical

Shareholders  free  and  clear  of  all  encumbrances,  and  all  the  Exchanged

Corporation  Stock  shall be duly  authorized,  validly  issued,  fully paid and nonassessable.

     There are currently  outstanding a total of 200,000 options which expire on

August 31, 2005 which  entitles  the holder  thereof to  purchase  shares of our common stock at an exercise price of $.55 per share.

     Except  as  set  forth  herein,  there  are  no  other  outstanding  bonds,

debentures,  notes or other  indebtedness or other securities of the Corporation having the right to vote (or convertible into, or exchangeable  for,  securities having  the  right  to  vote)  on  any  matters  on  which  shareholders  of the

Corporation  may  vote.  Except  as set forth  above,  there are no  outstanding

securities,   options,   warrants,  calls,  rights,   commitments,   agreements,

arrangements  or undertakings of any kind to which the Corporation is a party or by which it is bound  obligating the  Corporation to issue,  deliver or sell, or cause to be issued,  delivered or sold,  additional  shares of capital  stock or other  equity  or  voting  securities  of  the  Corporation  or  obligating  the

Corporation to issue,  grant,  extend or enter into any such  security,  option,

warrant, call, right, commitment,  agreement,  arrangement or undertaking. There are no  outstanding  contractual  obligations,  commitments,  understandings  or arrangements  of the Corporation to repurchase,  redeem or otherwise  acquire or make any payment in respect of any shares of capital stock of the Corporation.

         2.3       Authority and Approval of Agreement.

     (a) The execution and delivery of this Agreement by the Corporation and the performance  of all the  Corporation's  obligations  hereunder  have  been  duly authorized  and approved by all  requisite  corporate  action on the part of the

Corporation  pursuant  to  applicable  law.  The  Corporation  has the power and authority  to  execute  and  deliver  this  Agreement  and to  perform  all  its obligations hereunder.

     (b) This  Agreement and any other  documents,  instruments  and  agreements executed by the  Corporation  in connection  herewith  constitute  the valid and

legally  binding  agreements  of  the  Corporation,   enforceable   against  the

Corporation in accordance with their terms,  except that (i)  enforceability may be limited by applicable bankruptcy, insolvency,  reorganization,  moratorium or similar laws of general application  affecting the enforcement of the rights and remedies of creditors;  and (ii) the  availability of equitable  remedies may be limited by equitable principles.

     2.4 No Violations.  Neither the execution, delivery nor performance of this

Agreement or any other  documents,  instruments  or  agreements  executed by the

Corporation in connection  herewith,  nor the  consummation of the  transactions contemplated  hereby:  (i)  constitutes  a violation of or default under (either immediately, upon notice or upon lapse of time) the Articles of Incorporation or

Bylaws  of  the  Corporation,  any  provision  of  any  contract  to  which  the

Corporation may be bound,  any judgment or any law; or (ii) will or could result in the creation or  imposition  of any  encumbrance  upon,  or give to any third person any interest in or right to, the Exchanged Corporation Stock or any other capital stock of the  Corporation;  or (iii) will or could result in the loss or adverse  modification  of, or the imposition of any fine or penalty with respect to, any license,  permit or franchise granted or issued to, or otherwise held by or for the use of, the Corporation.

     2.5  Financial  Statements.  Attached  hereto as  Schedule  2.5 are audited financial  statements of the  Corporation  ("Financial  Statements"),  including balance sheets, statements of operations, statements of changes in shareholders'

equity and  statements of cash flows for the fiscal year ended December 31, 2003 and the quarter ended  September 30, 2004, the balance sheet as of September 30,

2004  being  hereinafter  referred  to as the  "Balance  Sheet".  The  Financial

Statements  and Balance Sheet are true,  correct and complete,  were prepared in accordance with generally accepted accounting  principles  consistently  applied throughout  the periods  indicated,  and  accurately  reflect the  Corporation's financial  condition  and the results of the  Corporation's  operations  for the periods and as of the dates which they purport to cover.

     2.6 Conduct  Since Date of Balance  Sheet.  Except as disclosed in Schedule

2.6 hereto or as otherwise set forth herein (including the spin-off described in paragraph 1.3 above),  none of the following has occurred  since the date of the

Balance Sheet:

     (a) Any material  adverse change in the financial  condition,  obligations,

capitalization,  business,  prospects or operations of the Corporation,  nor are there any  circumstances  known to the Corporation  which might result in such a material adverse change or such an effect;

     (b) Any  increase  of  indebtedness  of the  Corporation  other than in the ordinary course of business;

     (c) Any settlement or other  resolution of any dispute or proceeding  other than in the ordinary course of business;

     (d) Any  cancellation by the  Corporation,  without payment in full, of any obligation to the Corporation of any shareholder,  director, officer or employee of the Corporation (or any member of their respective  families),  or any entity in which any shareholder,  director or officer of the Corporation (or any member of their respective families) has any direct or indirect interests;

     (e) Any obligation  incurred by the Corporation  other than in the ordinary course of business;

     (f) Any payment,  discharge or  satisfaction of any obligation or judgment,

other than in the ordinary course of business; or

     (g) Any  agreement  obligating  the  Corporation  to do or take  any of the actions referred to in this Section 2.7 outside the ordinary course of business.

     2.7 Intentionally Deleted.

     2.8 Offers.  There are no outstanding offers, bids, proposals or quotations made by the  Corporation  which,  if accepted,  would create a Contract with the

Corporation.

     2.9  Officers,  Directors,  Agents,  etc. Set forth on Schedule 2.9 annexed hereto  is a  complete  list of all  officers  (with  office  held),  directors,

contractors and agents of the Corporation, and the compensation and all vacation and other benefits they are entitled to receive from the Corporation.

     2.10 Labor Matters.  The  Corporation is not and has never been a party to:

(i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option, stock purchase, retainer,  consulting, health, welfare or incentive plan or agreement or other employee benefit plan,  whether legally binding or not; or

(ii) any plan providing for "fringe benefits" to its employees,  including,  but not limited to, vacation,  disability, sick leave, medical,  hospitalization and life insurance and other  insurance  plans,  or related  benefits;  or (iii) any employment  agreement.  No  former  employee  of the  Corporation  has any claim against the  Corporation  (whether  under  federal or state law, any  employment agreement or  otherwise)  on account of or for: (i) overtime  pay; (ii) wages or salary for any period;  (iii)  vacation,  time-off or pay in lieu of vacation or time-off; or (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work.  No person or party  (including,  but not  limited to,  governmental  agencies of any kind) has any claim or basis for any action or  proceeding  against the  Corporation  arising out of any statute,

ordinance  or  regulation   relating  to  discrimination  in  employment  or  to

employment practices or occupational safety and health standards.

     2.11  Environmental  Matters.  Except as set forth on  Schedule  2.11,  the

Corporation  has not  generated  any  hazardous  wastes or engaged in activities which are or could be interpreted to be potential violations of laws or judicial decrees in any manner  regulating the generation or disposal of hazardous waste.

There are no on-site or off-site  locations  where the  Corporation  has stored,

disposed or arranged for the disposal of  chemicals,  pollutants,  contaminants,

wastes,  toxic  substances,  petroleum  or  petroleum  products;  there  are  no

underground   storage  tanks  located  on  property   owned  or  leased  by  the

Corporation, and no polychlorinated biphenyls are used or stored at any property owned or leased by the Corporation.

     2.12 Books and Records.  The  Corporation's  books and records are and have been  properly  prepared  and  maintained  in form and  substance  adequate  for preparing  audited  financial  statements in accordance with generally  accepted

accounting   principles,   and  fairly  and   accurately   reflect  all  of  the

Corporation's assets,  obligations and accruals,  and all transactions (normally reflected in books and records in accordance with generally accepted  accounting principles)  to  which  the  Corporation  is or  was a  party  or by  which  the

Corporation or any of its assets are or were affected.

     2.13 Taxes. Except as otherwise disclosed in this Agreement, all taxes due,

owing and payable by the Corporation have been fully paid. The amounts set up as provision for taxes on the Balance Sheet are  sufficient  for the payment of all accrued and unpaid taxes of the Corporation, whether or not disputed. The amount set up as  provision  for taxes on the  Corporation's  books and records for the current  fiscal year through the Closing shall be sufficient  for the payment of all accrued and unpaid taxes of the  Corporation,  whether or not disputed,  for such period.  No claim for any tax due from or assessed  against the Corporation is being contested by the Corporation.  None of the Corporation's tax returns or reports has been audited by the Internal  Revenue  Service or any state or local tax authority,  and the Corporation has not received any notice of deficiency or other  adjustment  from the Internal  Revenue  Service or any state or local tax authority.  There are no agreements,  waivers or other arrangements providing an extension  of  time  with  respect  to the  assessment  of any tax  against  the

Corporation, nor are there any tax proceedings now pending or threatened against the  Corporation.  No state of facts  exists or has  existed,  nor has any event occurred,  which would constitute  grounds for the assessment of any further tax against the Corporation.

     2.14  Litigation.  The  Corporation  is not a party to, the  subject of, or threatened with any litigation nor, to the best of the Corporation's  knowledge,

is there any basis for any litigation.  The Corporation is not contemplating the institution of any litigation.

     2.15  Other  Liabilities.  No claim of breach of  contract,  tort,  product liability  or  other  claim,  contingent  or  otherwise,  has been  asserted  or threatened  against  the  Corporation  nor,  to the  best  of the  Corporation's knowledge, is capable of being asserted by any employee,  creditor,  claimant or other person against the  Corporation.  No state of facts exists or has existed,

nor has any event  occurred,  which could give rise to the assertion of any such claim by any person.

     2.16 Consents.  The execution,  delivery and performance by the Corporation of this Agreement and the  consummation by the  Corporation of the  transactions contemplated  hereby do not require any consent that has not been received prior to the date hereof.

     2.17 Judgments.  There is no outstanding  judgment against the Corporation.

There is no health or safety  problem  involving or affecting  the  Corporation.

There are no open workers  compensation  claims against the Corporation,  or any other  obligation,  fact or  circumstance  which would give rise to any right of indemnification  on the part of any  current  or former  shareholder,  director,

officer,  employee  or  agent  of the  Corporation,  or  any  heir  or  personal representative  thereof,  against  the  Corporation  or  any  successor  to  the businesses of the Corporation.

     2.18 Improper Payments. Neither the Corporation,  nor any of its current or former shareholders,  directors, officers or employees or agents, nor any person acting on behalf of the  Corporation,  has,  directly  or  indirectly,  made any bribe,  kickback or other  payment of a similar or  comparable  nature,  whether lawful or not, to any person, public or private,  regardless of form, whether in money,  property or services, to obtain favorable treatment for business secured or special concessions  already obtained.  No funds or assets of the Corporation were donated,  lent or made available directly or indirectly for the benefit of,

or for the purpose of supporting  or opposing,  any  government  or  subdivision thereof,  political party,  candidate or committee,  either domestic or foreign.

The Corporation has not maintained and does not maintain a bank account,  or any other account of any kind, whether domestic or foreign, which account was not or is not reflected in the  Corporation's  books and records,  or which account was not listed, titled or identified in the name of the Corporation.

     2.19 Full Disclosure.  All the  representations  and warranties made by the

Corporation herein or in any Schedule,  and all of the statements,  documents or other  information  pertaining to the  transaction  contemplated  herein made or given by the  Corporation,  its  agents or  representatives,  are  complete  and accurate,  and do not omit any  information  required to make the statements and

information  provided,   in  light  of  the  transaction   contemplated  herein,

non-misleading, accurate and meaningful.

                                   ARTICLE III

                    MEDICAL'S REPRESENTATIONS AND WARRANTIES

     Medical  hereby makes the following  representations  and warranties to the

Corporation, each of which Medical represents to be true and correct on the date hereof and (except as Medical may notify the Corporation in writing prior to the

Closing) shall be deemed made again as of the Closing and represented by Medical to be true and correct at the time of the Closing.

     3.1 Organization. Medical is a corporation duly organized, validly existing and in good standing  under the laws of the State of Florida and is not required to be qualified or licensed as a foreign  corporation in any other jurisdiction.

Medical  has the full power and  authority  to own all its assets and to conduct its business as and where its business is presently conducted. Accurate, current and complete copies of the Articles of  Incorporation  and Bylaws of Medical are

attached hereto as Schedule 3.1.  Medical has no subsidiaries or equity interest in any entity.

     3.2 Stock  Ownership.  The authorized  capital stock of Medical consists of twenty five million (25,000,000) shares of common stock, 7,096,916 of which will be  outstanding at Closing.  and twenty five million  shares of preferred  stock none of which are or will be issued or  outstanding  at Closing.  All the issued and  outstanding  capital stock of Medical is duly  authorized,  validly issued,

fully paid and nonassessable.  There are no outstanding bonds, debentures, notes or other  indebtedness  or other  securities of Medical having the right to vote

(or convertible into, or exchangeable for,  securities having the right to vote)

on any matters on which  shareholders  of Medical may vote.  Except as set forth above, there are no outstanding securities,  options,  warrants,  calls, rights,

commitments,  agreements,  arrangements  or  undertakings  of any  kind to which

Medical is a party or by which it is bound obligating Medical to issue,  deliver or sell, or cause to be issued,  delivered or sold, additional shares of capital stock or other equity or voting  securities of Medical or obligating  Medical to issue, grant,  extend or enter into any such security,  option,  warrant,  call,

right,  commitment,   agreement,   arrangement  or  undertaking.  There  are  no

outstanding contractual obligations, commitments, understandings or arrangements of Medical to  repurchase,  redeem or  otherwise  acquire or make any payment in respect of any shares of capital stock of Medical.

     3.3 Authority and Approval of Agreement.

     (a) The  execution  and  delivery  of this  Agreement  by  Medical  and the performance of all Medical's obligations hereunder have been duly authorized and approved by all requisite  corporate  action on the part of Medical  pursuant to applicable law.  Medical has the power and authority to execute and deliver this

Agreement and to perform all its obligations hereunder.

     (b)  This  Agreement  and  each of the  other  documents,  instruments  and agreements  executed by Medical in connection  herewith constitute the valid and legally binding agreements of Medical, enforceable against Medical in accordance with their terms,  except that: (i)  enforceability may be limited by applicable bankruptcy,  insolvency,  reorganization,  moratorium or similar laws of general application  affecting the  enforcement of the rights and remedies of creditors;

and (ii) the  availability  of  equitable  remedies  may be limited by equitable principles.

     3.4 No Violations.  Neither the execution, delivery nor performance of this

Agreement or any other documents,  instruments or agreements executed by Medical in connection  herewith,  nor the consummation of the transactions  contemplated hereby:  (i)  constitutes a violation of or default  under (either  immediately,

upon notice or upon lapse of time) the  Articles of  Incorporation  or Bylaws of

Medical,  any  provision of any  Contract to which  Medical or its assets may be bound,  any judgment to which Medical is bound or any law applicable to Medical;

or (ii) result in the creation or imposition of any encumbrance upon, or give to any third person any interest in or right to, any other capital stock of Medical or any of the  assets  of  Medical;  or  (iii)  result  in the  loss or  adverse modification  of, or the  imposition of any fine or penalty with respect to, any license,  permit or franchise  granted or issued to, or otherwise held by or for the use of, Medical.

     3.5 Consents.  The execution,  delivery and  performance by Medical of this

Agreement  and the  consummation  by  Medical of the  transactions  contemplated hereby do not require any consent that has not been  received  prior to the date hereof.

     3.6 Medical Financial  Statements.  Attached hereto as Schedule 3.6 are the financial  statements of Medical  ("Medical  Financial  Statements"),  including balance sheets, statements of operations, statements of changes in stockholders'

equity and  statements of cash flows for the period ended December 31, 2003, and the fiscal quarter ending  September 30, 2004 (the balance sheet as of September

30, 2004 being  hereinafter  referred to as the "Medical  Balance  Sheet").  The

Medical Financial  Statements are true,  correct and complete,  were prepared in accordance with generally accepted accounting  principles  consistently  applied throughout the periods  indicated,  and accurately  reflect Medical's  financial condition  and the results of  Medical's  operations  for the periods and as the dates which they purport to cover.

     3.7 Conduct  Since Date of Medical  Balance  Sheet.  Except as disclosed in

Schedule 3.7 hereto or as otherwise set forth herein, none of the following have occurred since the date of the Medical Balance Sheet:

     (a) Any material  adverse change in the financial  condition,  obligations,

capitalization,  business, prospects or operations of Medical, nor are there any circumstances  known to Medical  which might  result in such a material  adverse change or such an effect;

     (b) Any  increase of  indebtedness  of Medical  other than in the  ordinary course of business;

     (c) Any  settlement  or  other  resolution  of any  dispute  or  proceeding including Medical other than in the ordinary course of business;

     (d) Any cancellation by Medical, without payment in full, of any obligation to Medical of any shareholder, partner, director, officer or employee of Medical

(or any  member  of their  respective  families),  or any  person  in which  any shareholder,  partner,  director  or officer of Medical  (or any member of their respective families) has any direct or indirect interest;

     (e) Any obligation incurred by Medical other than in the ordinary course of business;

     (f) Any payment, discharge or satisfaction of any obligation or judgment of or against Medical, other than in the ordinary course of business; or

     (g)  Any  Contract  obligating  Medical  to do or take  any of the  actions referred to in this Section 3.7 outside the ordinary course of business.

     3.8  Contracts.  Schedule 3.8 hereto is an  accurate,  current and complete list and  description of each material  Contract  (other than this Agreement) to which Medical is a party or by which Medical or any of its assets are bound.  An accurate,  current and  complete  copy of each  material  Contract  described in

Schedule 3.8 hereto has been furnished to the Corporation.

     3.9 Offers.  There are no outstanding offers, bids, proposals or quotations made by Medical which, if accepted, would create a Contract with Medical.

     3.10 Officers,  Directors,  Agents, etc. Set forth on Schedule 3.10 annexed hereto  is a  complete  list of all  officers  (with  office  held),  directors,

contractors  and agents of Medical,  and the  compensation  and all vacation and other benefits they are entitled to receive from Medical.

     3.11 Labor  Matters.  Medical is not and has never been a party to: (i) any profit sharing, pension, retirement, deferred compensation, bonus, stock option,

stock  purchase,  retainer,  consulting,  health,  welfare or incentive  plan or agreement or other employee  benefit plan,  whether  legally  binding or not; or

(ii) any plan providing for "fringe benefits" to its employees,  including,  but not limited to, vacation,  disability, sick leave, medical,  hospitalization and life insurance and other  insurance  plans,  or related  benefits;  or (iii) any employment  agreement.  No former  employee  of  Medical  has any claim  against

Medical  (whether  under  federal  or state law,  any  employment  agreement  or otherwise)  on account of or for: (i) overtime pay; (ii) wages or salary for any period; (iii) vacation, time-off or pay in lieu of vacation or time-off; or (iv)

any violation of any statute,  ordinance or regulation relating to minimum wages or maximum  hours of work.  No person or party  (including,  but not limited to,

governmental  agencies  of any kind)  has any  claim or basis for any  action or proceeding  against Medical arising out of any statute,  ordinance or regulation

relating  to  discrimination  in  employment  or  to  employment   practices  or

occupational safety and health standards.

     3.12  Environmental  Matters.  Except as set forth in Schedule 3.12 Medical has not  generated any  hazardous  wastes or engaged in activities  which are or could be interpreted to be potential  violations of laws or judicial  decrees in any manner  regulating the generation or disposal of hazardous waste.  There are no on-site or off-site locations where Medical has stored,  disposed or arranged

for  the  disposal  of  chemicals,  pollutants,   contaminants,   wastes,  toxic

substances,  petroleum or petroleum  products;  there are no underground storage tanks located on property owned or leased by Medical.

     3.13  Books and  Records.  Medical's  books and  records  are and have been properly  prepared and  maintained in form and substance  adequate for preparing audited financial  statements in accordance with generally  accepted  accounting

principles,   and  fairly  and  accurately  reflect  all  of  Medical's  assets,

obligations and accruals,  and all transactions (normally reflected in books and records in accordance with generally  accepted  accounting  principles) to which

Medical  is or was a party or by which  Medical or any of its assets are or were affected.

     3.14 Taxes. Except as otherwise disclosed in this Agreement, all taxes due,

owing and  payable  by Medical  have been  fully  paid.  The  amounts  set up as provision for taxes on the Medical  Balance Sheet are sufficient for the payment of all accrued and unpaid taxes of Medical,  whether or not disputed. The amount set up as  provision  for taxes on  Medical's  books and records for the current fiscal  year  through  the Closing  shall be  sufficient  for the payment of all accrued and unpaid taxes of Medical,  whether or not disputed,  for such period.

No claim for any tax due from or assessed  against Medical is being contested by

Medical.  None of  Medical's  tax  returns  or reports  has been  audited by the

Internal  Revenue  Service or any state or local tax authority,  and Medical has not  received any notice of  deficiency  or other  adjustment  from the Internal

Revenue  Service or any state or local tax  authority.  There are no agreements,

waivers or other arrangements providing an extension of time with respect to the assessment of any tax against  Medical,  nor are there any tax  proceedings  now pending or threatened against Medical.  No state of facts exists or has existed,

nor has any event occurred, which would constitute grounds for the assessment of any further tax against Medical.

     3.15  Litigation.  Medical is not a party to, the subject of, or threatened with any litigation nor, to the best of Medical's knowledge,  is there any basis for  any  litigation.  Medical  is  not  contemplating  the  institution  of any litigation.

     3.16  Other  Liabilities.  No claim of breach of  contract,  tort,  product liability or other claim (whether arising from Medical's business  operations or otherwise),  contingent  or otherwise,  has been asserted or threatened  against

Medical nor, to the best of Medical's knowledge, is capable of being asserted by any employee,  creditor,  claimant or other person against Medical.  No state of facts exists or has existed,  nor has any event occurred,  which could give rise to the assertion of any such claim by any person.

     3.17 Consents.  The execution,  delivery and performance by Medical of this

Agreement  and the  consummation  by  Medical of the  transactions  contemplated hereby do not require any consent that has not been  received  prior to the date hereof.

     3.18 Judgments.  There is no outstanding judgment against Medical. There is no health or safety problem  involving or affecting  Medical.  There are no open workers  compensation claims against Medical,  or any other obligation,  fact or circumstance  which would give rise to any right of  indemnification on the part of any current or former shareholder,  partner,  director,  officer, employee or agent  of  Medical,  or any heir or  personal  representative  thereof,  against

Medical or any successor to the business of Medical.

     3.19 Compliance with Laws.  Medical and its business are in full compliance with all laws.

     3.20 Improper Payments.  Neither Medical,  nor any of its current or former shareholders,  partners,  directors,  officers or employees  or agents,  nor any person acting on behalf of Medical, has, directly or indirectly, made any bribe,

kickback or other payment of a similar or comparable  nature,  whether lawful or not, to any person,  public or private,  regardless  of form,  whether in money,

property or services,  to obtain  favorable  treatment  for business  secured or special  concessions  already  obtained.  No funds or  assets  of  Medical  were donated,  lent or made  available  directly or indirectly for the benefit of, or for the  purpose of  supporting  or  opposing,  any  government  or  subdivision thereof,  political party,  candidate or committee,  either domestic or foreign.

Medical has not  maintained  and does not maintain a bank account,  or any other account of any kind,  whether  domestic or foreign,  which account was not or is not reflected in the Medical  corporate books and records,  or which account was not listed, titled or identified in the name of Medical.

     3.21  Full  Disclosure.  All the  representations  and  warranties  made by

Medical herein or in any Schedule hereto,  and all of the statements,  documents or other information  pertaining to the transaction  contemplated herein made or given by Medical,  its agents or representatives are complete and accurate,  and do not omit any  information  required to make the  statements  and  information provided,  in  light of the  transaction  contemplated  herein,  non-misleading,

accurate and meaningful.

                                   ARTICLE IV

                     MEDICAL SHAREHOLDERS' REPRESENTATIONS,

                            WARRANTIES AND AGREEMENTS

     Each Medical  Shareholder  hereby makes the following  representations  and warranties to the Corporation, each of which such Medical Shareholder represents to be  true  and  correct  on the  date  hereof  and  (except  as  such  Medical

Shareholder may notify the Corporation in writing prior to the Closing) shall be deemed made again as of the Closing and represented by such Medical  Shareholder to be true and correct at the time of the Closing.

     4.1 Title to Stock. He is the sole owner, legally and beneficially,  of the

Medical  capital stock set forth on Schedule 1.1 hereto  opposite his name,  the consideration  payable  by him  therefore  has been paid and such stock is fully paid and  nonassessable and free and clear of all encumbrances of every kind. He has full legal right,  power and  authority to enter into this  Agreement and to sell,  assign and transfer  such stock to the  Corporation.  The delivery to the

Corporation  of such stock  pursuant to the  provisions of this  Agreement  will transfer  to  the  Corporation  valid  title  thereto,  free  and  clear  of all encumbrances  of every kind except any created by the  Corporation.  The Medical capital stock represents his entire interest in Medical. He has no other rights,

claims or interest to, against or in Medical, or its officers and directors.

     4.2  Enforceability.  This  Agreement  and  each  of the  other  documents,

instruments and agreements executed by him in connection herewith constitute the valid  and  legally  binding  agreements  of  him,  enforceable  against  him in accordance with their terms,  except that: (i)  enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general  application  affecting  the  enforcement  of the rights and remedies of creditors;  and (ii) the  availability  of equitable  remedies may be limited by equitable principles.

     4.3  Brokerage  Fees.  There is no  person  acting  on behalf of him who is entitled to or has any claim for any  brokerage or finder's fee or commission in connection  with the  execution  of this  Agreement or the  consummation  of the transactions contemplated hereby.

                                    ARTICLE V

                         INTERPRETATION AND SURVIVAL OF

                         REPRESENTATIONS AND WARRANTIES

     5.1  Interpretation.  Each warranty and  representation  made by a party in this Agreement or pursuant  hereto is  independent  of all other  warranties and representations  made by the same party in this  Agreement  or  pursuant  hereto

(whether or not  covering  identical,  related or similar  matters)  and must be independently and separately satisfied. Exceptions or qualifications to any such

warranty  or   representation   shall  not  be   construed  as   exceptions   or

qualifications to any other warranty or representation.

     5.2 Survival.  All representations and warranties made in this Agreement or pursuant hereto shall survive the date hereof, the Closing,  the consummation of the transaction contemplated hereby and any investigation.

                                   ARTICLE VI

                          OBLIGATIONS PRIOR TO CLOSING

     6.1 Conduct of the  Corporation  and Medical  Pending  Closing.  During the

period from the date  hereof  until the  Closing  Date,  except with the express prior written  consent of the other party,  the  Corporation  and Medical hereby covenant and agree that:

     (a) each shall  maintain its existence in good standing in the state of its incorporation and each other jurisdiction where it is required to be licensed or qualified as a foreign corporation, and shall not alter or amend its Articles of

Incorporation or Bylaws;

     (b) each shall duly and timely file all returns and reports required by any law to be filed by it, shall promptly pay when due all taxes assessed against it or any of its assets,  and shall  conform to and fully  comply with all the laws pertaining to its assets or the conduct of its business; and

     (c) each shall not take any action,  or enter into any agreement that would cause a breach of any of the  representations  and warranties made herein by the

Corporation or Medical, as applicable.

                                   ARTICLE VII

                    CONDITIONS PRECEDENT TO MEDICAL'S AND THE

                        MEDICAL SHAREHOLDERS' OBLIGATIONS

     Notwithstanding  the  execution  and  delivery  of  this  Agreement  or the performance of any part hereof,  Medical's and each of the Medical Shareholders'

respective  obligations  to  consummate  the  transaction  contemplated  by this

Agreement  shall be subject to the  satisfaction  of each of the  conditions set forth in this Article VII, except to the extent that such satisfaction is waived in writing by Medical and a majority in interest of the Medical Shareholders.

     7.1 Representations and Warranties of the Corporation.  All representations and  warranties  made by the  Corporation  in this  Agreement  and the Schedules hereto shall be true and correct in all  respects on the date hereof,  and shall be true and  correct in all  respects  at the time of the Closing as though such representations were again made, without exception or deviation,  at the time of the Closing.

     7.2  Performance  of  this  Agreement.  The  Corporation  shall  have  duly performed  or  complied  with all the  obligations  under this  Agreement  to be performed or complied with by the Corporation on or prior to the Closing.

     7.3 Absence of Litigation.  No litigation  shall have been instituted on or before the time of the Closing by any  person,  the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this

Agreement,  or which had or could have a material adverse effect on the business of the Corporation.

     7.4 Deliveries at Closing. At or prior to Closing, in addition to all other deliveries to be made by the Corporation, the Corporation shall deliver or cause to be delivered to Medical and the Medical  Shareholders a certificate signed by

Byron Webb,  President of the Corporation,  dated the Closing,  certifying that:

(a) all of the  terms  and  conditions  of this  Agreement  to be  satisfied  or performed  by the  Corporation  on or before the time of the  Closing  have been satisfied or performed; (b) no litigation has been instituted or, to the best of

Mr.  Webb's  knowledge,  threatened  on or before the time of the Closing by any person  (other than  Medical),  the result of which did or could prevent or make illegal the consummation of the transaction  contemplated by this Agreement,  or which  had or could  have a  material  adverse  effect  on the  business  of the

Corporation;  and (c)  there  has not been any  material  adverse  change  in or affecting the Corporation between the date of this Agreement and the time of the

Closing.

     7.5  Filing  of  a  proxy   Statement  with  the  Securities  and  Exchange

Commission.  This Agreement is  specifically  subject to and contingent upon the

Corporation filing a proxy statement with the Securities and Exchange Commission and distributing the proxy, if approved, to its shareholders for ratification.

                                  ARTICLE VIII

                           CONDITIONS PRECEDENT TO THE

                            CORPORATION'S OBLIGATIONS

     Notwithstanding  the  execution  and  delivery  of  this  Agreement  or the performance of any part hereof, the Corporation's  obligations to consummate the transaction  contemplated by this Agreement shall be subject to the satisfaction of each of the conditions  set forth in this Article VIII,  except to the extent that such satisfaction is waived by the Corporation in writing.

     8.1 Representations and Warranties of Medical and the Medical Shareholders.

All representations and warranties made by Medical and the Medical  Shareholders contained in this  Agreement and the Schedules  hereto shall be true and correct in all  respects  on the date  hereof,  and  shall be true  and  correct  in all respects at the time of the Closing as though  such  representations  were again made, without exception or deviation, at the time of the Closing.

     8.2  Performance of this  Agreement.  Medical and the Medical  Shareholders shall have duly performed or complied with all of the covenants and  obligations under this Agreement to be performed or complied with by them on or prior to the

Closing.

     8.3 Absence of Litigation.  No litigation  shall have been instituted on or before the time of the Closing by any  person,  the result of which did or could prevent or make illegal the consummation of the transaction contemplated by this

Agreement.

     8.4 Deliveries at Closing.  At Closing, in addition to all other deliveries to be made  to the  Corporation  hereunder,  the  Corporation  shall  receive  a certificate  signed by Joseph Azzata,  the chief  executive  officer of Medical,

dated as of the Closing, certifying that: (a) all of the terms and conditions of this  Agreement to be satisfied or performed by Medical on or before the time of the  Closing  have been  satisfied  or  performed;  (b) no  litigation  has been instituted or, to the best of Mr.  Azzata's  knowledge,  threatened on or before the time of the Closing by any person (other than the  Corporation),  the result of  which  did  or  could  prevent  or  make  illegal  the  consummation  of the transaction  contemplated  by this  Agreement,  or  which  had or  could  have a material  adverse effect on the business of Medical;  and (c) there has not been any material  adverse  change in or affecting  Medical  between the date of this

Agreement and the time of the Closing.

     8.5 Delivery of a proxy Statement to the Medical  Connections  shareholders

This  Agreement  is   specifically   subject  to  and  contingent  upon  Medical

Connections delivering a proxy statement to its shareholders and the approval of the holders of all issued and outstanding shares of common stock.

                                   ARTICLE IX

                             OBLIGATIONS AT CLOSING

     9.1  Obligations  of the  Corporation  and Webb to Medical  and the Medical

Shareholders at Closing.  The Corporation hereby covenants and agrees to deliver or cause to be delivered to Medical and Medical  Shareholders at the Closing the

following:

     (a) Duly issued  certificates  (legended as provided in Section 1.5(a)(iii)

hereof)  representing  all the Exchanged  Corporation  Stock,  together with any documentary  stamps  required in  connection  with such  transfer and such other appropriate  documents  and  instruments  of transfer as Medical may  reasonably request.

     (b) An Active Status Certificate for the Corporation, dated no earlier than ten (10) days before the Closing, from the State of Colorado.

     (c) A copy of the  resolutions  adopted  by the Board of  Directors  of the

Corporation,  certified by its corporate secretary,  which resolutions authorize

it  to  execute,   deliver  and  perform  this   Agreement  and  consummate  the

transactions contemplated hereby.

     (d) Such corporate  resolutions,  resignations and other documents as shall be required to remove all  officers  and  directors  of the  Corporation  and to replace them with the following officers and directors:

                                  Joseph Azzata

                               Anthony J. Nicolosi

     (e) Webb shall cancel all of his share  ownership in the Corporation as set forth in paragraph 1.2 above

     9.2 Medical's  Obligations to the Corporation and Webb at Closing.  Medical

agrees to deliver or cause to be delivered to the Corporation (paragraph (a)-(c)

only) and Webb (paragraph (d) only) at the Closing the following:

     (a) A Good Standing  Certificate for Medical dated no earlier than ten (10)

days before the Closing, from the State of Ohio.

     (b) A copy of the resolutions adopted by the Board of Directors of Medical,

certified by its corporate secretary, which resolutions authorize it to execute,

deliver and perform this Agreement and consummate the transactions  contemplated hereby.

     (c) All outstanding  Medical capital stock certificates to be exchanged for shares  of  Exchanged  Corporation  Stock  free and  clear of all  encumbrances,

together with all certificates  evidencing the same and stock powers  therefore,

in a form acceptable to the Corporation, duly executed in blank.

     (d) $200,000 to Webb as set forth in paragraph 1.2 above

     9.3 Medical  Shareholders'  Obligations to the Corporation at Closing. Each

Medical Shareholder hereby covenants and agrees to deliver to the Corporation at the Closing the following:

     (a) If not  previously  delivered  to Medical  for such  purposes,  all his

Medical capital stock certificates, free and clear of all encumbrances, together with all  certificates  evidencing  same and stock powers  therefore,  in a form acceptable to the Corporation, duly executed in blank.

     (b) Such other  documents and instruments as counsel to the Corporation may reasonably request.

                                    ARTICLE X

                                   TERMINATION

     10.1 Termination on Default. If, prior to the Closing, a party hereto shall materially breach or default in the full and timely performance and satisfaction of  any  of  its  representations  and  warranties  or  obligations  under  this

Agreement,  and such breach or default is not cured on or before the fifth (5th)

day after the date notice is given by the non-defaulting party to the defaulting party  specifying the nature of such breach or default (or at or before the time of the Closing if sooner),  then the  non-defaulting  party may  terminate  this

Agreement  immediately upon notice to the defaulting party;  provided,  however,

that no Medical Shareholder may terminate this Agreement.

     10.2 Termination at Closing.  If any of the conditions set forth in Article

VII hereof are not satisfied at or before the time of the Closing,  then Medical may terminate this Agreement by notifying the Corporation at the Closing. If any of the  conditions  set forth in Article  VIII  hereof are not  satisfied  at or before  the  time of the  Closing,  then  the  Corporation  may  terminate  this

Agreement by notifying Medical and all the Medical Shareholders at the Closing.

                                   ARTICLE XI

                                OTHER AGREEMENTS

     11.1  Name  Change.   Contemporaneously   with  the  consummation  of  this

transaction, the Corporation shall change its name to Medical Connections, Inc.

     11.2 Reverse Stock Split.  Contemporaneously  with the consummation of this transaction,  the  Corporation  shall  reverse split its common stock on a 100:1 basis.

     11.3  Reimbursement of Costs and Expenses.  Medical  Connections  agrees to reimburse or pay on behalf of the Corporation,  any and all expenses  associated with the  closing of this  transaction  including  but not  limited to legal and accounting fees,  filing fees,  edgarization  costs,  printing and postage costs incurred in connection with the proxy. Medical Connections shall not be required to reimburse  the  Corporation  for any costs  incurred in  connection  with the preparation of its annual report.

                                   ARTICLE XII

                                  MISCELLANEOUS

     12.1  Notices.  All  notices,  requests,  demands and other  communications hereunder  shall be  deemed  to have  been  duly  given if the same  shall be in writing and shall be delivered  personally  or sent by  registered  or certified mail, postage prepaid, and addressed as set forth below:

If to Medical Connection or

Medical Connection

Shareholders      :                 2700 W. Atlantic Boulevard, Suite 213,

Attn:  Joseph Azzata                Pompano Beach, Florida 33069

If to Webb Mortgage:                155 Wilson Lake Road, Mooresville, NC

                                    28117

                                    Attn:    Byron Webb

     12.2 Entire  Agreement.  This Agreement,  including the Schedules  attached hereto and the documents delivered pursuant hereto, sets forth all the promises,

covenants,  agreements,  conditions and understandings  among the parties hereto with  respect  to the  subject  matter  hereof,  and  supersedes  all  prior and contemporaneous agreements, understandings, inducements or conditions, expressed or  implied,  oral or  written,  except as herein  contained.  No  changes of or modifications or additions to this Agreement shall be valid unless same shall be in writing and signed by the parties hereto.

     12.3 Binding Effect;  Assignment.  This Agreement shall be binding upon the parties hereto,  their  beneficiaries,  heirs and  administrators.  No party may assign or transfer  its  interests  herein,  or delegate  its duties  hereunder,

without the written consent of the other parties.

     12.4  Amendment.  The parties  hereby  irrevocably  agree that no attempted amendment, modification or change (collectively,  "Amendment") of this Agreement shall be valid and  effective,  unless the parties  shall  unanimously  agree in writing to such Amendment.

     12.5 No  Waiver.  No waiver of any  provision  of this  Agreement  shall be effective  unless it is in writing  and signed by the party  against  whom it is asserted,  and any such written  waiver shall only be applicable to the specific instance  to which it  relates  and shall not be  deemed to be a  continuing  or future waiver.

     12.6 Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal  representatives,  successors and assigns may require.

     12.7 Counterparts. This Agreement and any Amendments may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     12.8 Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

     12.9 Governing Law. This  Agreement  shall be construed in accordance  with the laws of the State of Florida.

     12.10 Further Assurances. The parties hereto shall execute and deliver such further  instruments  and do such further  acts and things as may be  reasonably required to carry out the intent and purposes of this Agreement.

     12.11  Litigation.  If any party hereto is required to engage in litigation or  arbitration  against  any other  party  hereto,  either as  plaintiff  or as defendant,  in order to enforce  or defend  any of its or his rights  under this

Agreement,  and such  litigation  results in a final  judgment  in favor of such party (the  "Prevailing  Party"),  then the party or parties  against  whom said final judgment is obtained shall reimburse the Prevailing  Party for all direct,

indirect or incidental expenses incurred by the Prevailing Party in so enforcing or defending  its or his rights  hereunder,  including,  but not limited to, all attorneys'  fees,  paralegals'  fees,  court costs and other  expenses  incurred throughout all  negotiations,  trials or appeals  undertaken in order to enforce the Prevailing Party's rights hereunder.

     12.12   Confidentiality.   Except  for  discussions  of  the   transactions

contemplated  by this Agreement  among the parties  hereto and their  respective representatives and counsel participating in this transaction, and except as may be required of the Corporation  pursuant to federal  securities laws, each party hereto  shall,  unless all other  parties  hereto shall  otherwise  agree,  keep confidential  and not,  directly  or  indirectly,  disclose  to any  person  the existence of this Agreement,  the transaction  contemplated by this Agreement or any of the terms  thereof,  or the fact that the  Corporation  and Medical  have entered into  discussions or negotiations for any purpose  whatsoever,  and each party hereto shall use its good faith  efforts to cause its  employees,  agents,

officers,  directors and representatives to abide by the foregoing  restrictions on disclosure.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed as of the date and year set forth above.

                                         WEBB MORTGAGE DEPOT, INC.

                                          BY:       /s/Byron J. Webb

_________________________                 Name:      Byron J. Webb

                                                     Title:    President

                                          MEDICAL CONNECTIONS, INC.

_________________________                 BY:       /s/Joseph Azzata

                                          Name:      Joseph Azzata

                                                     Title:    CEO

                                                     /S/Byron Webb

_________________________           ___________________________________

                                                     BYRON WEBB

                                                     MEDICAL CONNECTIONS, INC.

                                                     SHAREHOLDERS:

                                     ___________________________________

                                      ___________________________________

                   WEBB MORTGAGE DEPOT, INC., AND SUBSIDIARY

               INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                              FINANCIAL STATEMENTS

          PAGE(S)

Introduction to Unaudited Pro Forma Condensed Consolidated

         Financial Statements                                       1

Balance Sheet     - September 30, 2004                              2

Statement of Operations for the nine months ended

         September 30, 2004                                         3

Statement of Operations for the Year ended December 31, 2003        4

Notes to Financial Statements                                       5

SCHEDULE B:

                   WEBB MORTGAGE DEPOT, INC., AND SUBSIDIARY

                 INTRODUCTION TO UNAUDITIED PRO FORMA CONDENSED

                        CONSOLIDATED FINANCIAL STATEMENTS

     On September 30, 2004, Webb Mortgage Depot,  Inc., ("The Company") signed a

Share  Exchange  Agreement  with Medical  Connections,  Inc.,  a privately  held

Company  whereby,   Webb  Mortgage  Depot,  Inc.,  agreed  to  acquire  all  the outstanding  capital  stock of Medical  Connections,  Inc.  The  transaction  is expected to close in January 2005.

     The  acquisition  will be  accounted  for  under  the  purchase  method  of accounting,  reverse merger.  Accordingly,  Medical  Connections,  Inc., will be treated as the continuing entity for accounting purposes.

     The accompanying  unaudited pro forma condensed  consolidated balance sheet as of September 30, 2004 has been presented  with a  consolidated  subsidiary at

September 30, 2004. The unaudited pro forma condensed consolidated statements of operations  for the nine months ended  September 30, 2004 and for the year ended

December 31, 2003 have been presented as if the acquisition had occurred January

1, 2003.

     The  unaudited  pro  forma   condensed   consolidated   statements  do  not

necessarily  represent the actual  results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations.  These unaudited pro forma condensed financial  statements should  be  read  in  conjunction  with  the  companies'  respective  historical financial statements and notes included thereto.

                    WEBB MORTGAGE DEPOT, INC., AND SUBSIDIARY

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2004

                    WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARY

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 2004

  ASSETS                         Webb       Medical

                                Mortgage  Connections   Adjust-     Pro

                               Depot, Inc.   Inc.       ments     Forma

-------------- ------------------ ----------------------- --------------------

CURRENT ASSETS

Cash and cash equivalents    $  29,404   $  133,942   $ (29,404) $ 133,942

Real estate held for resale    624,459        -        (624,459)      -

Loan receivable - related

    party                         -          63,500        -        63,500

Prepaid expenses                 2,662        -          (2,662)      -

-------------- ------------------ ----------------------- --------------------

Total current assets           656,525      197,442    (656,525)   197,442

-------------- ------------------ ----------------------- --------------------

PROPERTY AND EQUIPMENT

Equipment (net)                 30,495        9,425     (30,495)     9,425

Less:  accumulated

       depreciation             (9,466)      (1,990)      9,466     (1,990)

-------------- ------------------ ----------------------- --------------------

Net property and equipment      21,029        7,435     (21,029)     7,435

-------------- ------------------ ----------------------- --------------------

TOTAL ASSETS                 $ 677,554   $  204,877   $(677,554) $ 204,877

============== ================== ======================= ====================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable             $  24,084   $    -       $ (24,084) $    -

Advances from officer           20,918        -         (20,918)      -

Lines of credit                 52,155        -         (52,155)      -

Mortgage payable               459,541        -        (459,541)      -

-------------- ------------------ ----------------------- --------------------

Total current liabilities      556,698        -        (556,698)      -

-------------- ------------------ ----------------------- --------------------

STOCKHOLDERS' EQUITY (DEFICIT)

Common Stock, $.001 par value;

145,000,000 shares authorized;

- 19,860,000 shares issued and

     outstanding                 4,189      6,566        (4,189)     6,566

Additional paid-in capital   1,326,312    565,383    (1,326,312)   565,383

Common stock subscribed           -        (6,000)         -        (6,000)

Accumulated deficit         (1,209,645)  (361,072)    1,209,645   (361,072)

-------------- ------------------ ----------------------- --------------------

Total stockholders' equity

        (deficit)              120,856    204,877      (120,856)   204,877

-------------- ------------------ ----------------------- --------------------

TOTAL LIABILITIES AND

 STOCKHOLDERS' EQUITY

 (DEFICIT)                 $   677,554  $ 204,877   $  (677,554) $ 204,877

=============== ================== ======================= ====================

                    WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARY

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                          Webb           Medical

                        Mortgage      Connections      Adjust-       Pro

                        Depot, Inc        Inc.         ments        Forma

                   -------------- ---------------- ------------ -----------

REVENUES              $ 337,626     $  19,639      $  (337,626)  $   19,639

                   -------------- ---------------- ------------ -----------

OPERATING EXPENSES

Advertising              50,368        14,909          (50,368)      14,909

Administrative           45,170        38,033          (45,170)      38,033

Automobile                 -            2,580             -           2,580

Appraisals, titlework

 and surveys              9,945          -              (9,945)        -

Commissions              51,687        11,000          (51,687)      11,000

Consultants              49,689          -             (49,689)        -

Credit reports            1,784          -              (1,784)        -

Depreciation              3,587         1,799           (3,587)       1,799

Outside services/payroll

  & payroll taxes          -          124,777             -         124,777

Professional fees         5,525        12,329           (5,525)      12,329

Processing fees          10,467          -             (10,467)        -

Management salaries      22,500          -             (22,500)        -

Rent                      4,394         8,480           (4,394)       8,480

Telephone and utilities  15,411         3,686          (15,411)       3,686

Travel and entertainment   -            4,622             -           4,622

                   -------------- ---------------- ------------ -----------

Total operating

    expenses            270,527       222,215         (270,527)     222,215

                   -------------- ---------------- ------------ -----------

NET INCOME (LOSS)

 FROM OPERATIONS         67,099      (202,576)         (67,099)    (202,576)

                   -------------- ---------------- ------------ -----------

OTHER INCOME (EXPENSE)

Litigation award           -           13,000             -         13,000

Interest expense         (3,354)         -               3,354        -

                   -------------- ---------------- ------------ -----------

Total other income

    (expense)            (3,354)       13,000            3,354      13,000

                   -------------- ---------------- ------------ -----------

NET INCOME (LOSS)

BEFORE PROVISION FOR

 INCOME TAXES             63,745     (189,576)         (63,745)   (189,576)

Provision for income

      taxes                 -            -                -          -

                   -------------- ---------------- ------------ -----------

NET INCOME (LOSS)

 APPLICABLE TO

   COMMON SHARES       $  63,745   $ (189,576)      $  (63,745) $ (189,576)

                   ============== ================ ============ ===========

BASIC AND DILUTED

 INCOME (LOSS)

   PER SHARE           $    0.02  $     (0.02)                  $     (0.02)

                   ============== ================              ===========

WEIGHTED AVERAGE

NUMBER OF COMMON

 SHARES                4,169,144      8,761,145                   8,761,145

                   ============== ================              ===========

                    WEBB MORTGAGE DEPOT, INC. AND SUBSIDIARY

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                  Webb            Medical

                               Mortgage        Connections           Pro

                               Depot, Inc           Inc.             Forma

                           -------------- ------------------- --------------

REVENUES                         481,198         15,342            496,540

                           -------------- ------------------- --------------

COST OF REVENUES

Real Estate                        2,752           -                 2,752

                           -------------- ------------------- --------------

OPERATING EXPENSES

Advertising                       48,194         18,830             67,024

Administrative                    68,074         21,352             89,426

Automobile                        11,415           -                11,415

Appraisals, titlework and

  surveys                           -              -                   -

Commissions                      146,467         74,302            220,769

Consultants                       45,015           -                45,015

Credit reports                     8,356           -                 8,356

Depreciation                       4,047            191              4,238

Outside services/payroll

 & payroll taxes                    -            31,789             31,789

Professional fees                 16,003         10,905             26,908

Processing fees                   18,861           -                18,861

Management salaries               30,000           -                30,000

Rent                              18,084         15,515             33,599

Telephone and utilities             -             6,575              6,575

Travel and entertainment            -             7,379              7,379

                           -------------- ------------------- --------------

Total operating expenses         414,516        186,838            601,354

                           -------------- ------------------- --------------

NET INCOME (LOSS)

 FROM OPERATIONS                 63,930        (171,496)          (107,566)

                           -------------- ------------------- --------------

OTHER (EXPENSE)

Interest expense                 (7,734)           -                (7,734)

                           -------------- ------------------- --------------

Total other income

  (expense)                      (7,734)           -                (7,734)

                           -------------- ------------------- --------------

NET INCOME (LOSS)

FROM OPERATIONS BEFORE

PROVISION FOR INCOME TAXES       56,196        (171,496)          (115,300)

Provision for income

      taxes                        -              -                  -

                           -------------- ------------------- --------------

NET INCOME (LOSS) APPLICABLE

 TO COMMON SHARES            $   56,196    $   (171,496)        $ (115,300)

                           ============== =================== ==============

BASIC AND DILUTED INCOME

 (LOSS)PER SHARE             $     0.01    $     (0.02)        $     (0.01)

                           ============== =================== ==============

WEIGHTED AVERAGE NUMBER

   OF COMMON SHARES           4,189,144      8,614,490           8,614,490

                           ============== =================== ==============

                                        1


                    WEBB MORTGAGE DEPOT, INC., AND SUBSIDIARY

             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                              FINANCIAL STATEMENTS

     The  following   unaudited  pro  forma  adjustments  are  included  in  the accompanying  unaudited  pro forma  condensed  consolidated  balance sheet as of

September 30, 2004 and the unaudited pro forma condensed consolidated statements of  operations  for the nine months  ended  September  30, 2004 and for the year ended  December 31, 2003, to reflect the proposed  combination  of Webb Mortgage

Depot, Inc., and Medical Connections, Inc.

     A. To record the issuance of stock and recapitalization of the Company.

     B. The  unaudited  proforma does not take into  consideration  any proposed stock splits.

         SCHEDULE C

         AUDITED FINANCIAL STATEMENTS

                    Webb Mortgage Depot, Inc.

                        and Subsidiaries

                Consolidated Financial Statements

                        December 31, 2003

                                                               PAGE(S)

                                                               -------

INDEPENDENT AUDITORS' REPORT                                     F-1

CONSOLIDATED BALANCE SHEETS                                      F-2

CONSOLIDATED STATEMENTS OF OPERATIONS                            F-3

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY        F-4

CONSOLIDATED STATEMENTS OF CASH FLOWS                            F-5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                    F-6 to F-18

                  Independent Auditors' Report

To the Board of Directors of:

Webb Mortgage Depot, Inc.

     We have  audited  the  accompanying  consolidated  balance  sheets  of Webb

Mortgage Depot,  Inc. and  Subsidiaries as of December 31, 2003 and 2002 and the

related consolidated  statements of operations,  changes in stockholders' equity and cash  flows for the years  then  ended  December  31,  2003 and 2002.  These consolidated  financial  statements  are  the  responsibility  of the  Company's management.  Our  responsibility is to express an opinion of these  consolidated financial statements based on our audits.

     We conduct  our audits in  accordance  with  auditing  standards  genera1ly accepted in the United States of America.  These standards  require that we plan and  perform  the  audits to  obtain  reasonable  assurance  about  whether  the consolidated  financial statements are free of material  misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the  consolidated  financial  statements.  An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluatng the overall financial statement  presentation.

We believe that our audits provide a reasonable basil for our opinion.

     In our opinion,  the consolidated  financial  statements  referred to above present  fairly,  in all  material  respects,  the  financial  position  of Webb

Mortgage Depot,  Inc. and Subsidiaries as of December 31 , 2003 and 2002 and the

results of its  operations  and cash flows for the years then ended December 31,

2002 and 2001 in conformity with accounting principles generally accepted in the

United States of America.

     The  accompanying  consolidated  financial  statements  have been  prepared assuming that the Company will continue as a going concern. As discussed in Note

12 to the  consolidated  financial  statements,  the Company has a net income of

$56,196 in 2002,  an  accumulated  deficit of  $1,273,390  at December 31, 2003.

These matters raise to complete  substantial doubt about its ability to continue as a going  concern.  Management's  Plan in  regards  to these  matters  is also described in Note 12. The consolidated  financial  statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Russel & Atkins

Russell & Atkins

Oklahoma City, Oklahoma

April 2004

                Webb Mortgage Depot, Inc. and Subsidiaries

                        Consolidated Balance Sheets

                        December 31, 2003 and 2002

                                  Assets

                                  ------             2003          2002

                                                  ----------    ----------

 Current Assets

 Cash                                             $   30,257    $    7,921

 Interest receivable from officer                        -           5,655

 Home under construction                              97,445          -

 Prepaid expenses                                      2,662         1,683

                                                  ----------    ----------

 Total Current Assets                                130,364        15,259

                                                  ----------    ----------

 Property and Equipment, Net                          14,356         1,424

                                                  ----------    ----------

 Other Assets

 Note receivable from officer                              -        86,915

                                                   ----------    ----------

 Total Other Assets                                                 86,915

                                                  ----------    ----------

 Total Assets                                     $  144,720    $  103,598

                                                  ==========    ==========

                    Liabilities and Stockholders' Equity

                    ------------------------------------

 Current Liabilities

 Accounts payable                                 $   12,226    $   42,860

 Payroll taxes payable                                 1,912         7,230

 Advances from an officer                             20,450           -

 Lines of credit                                      53,021        52,608

                                                  ----------    ----------

 Total Current Liabilities                            87,609       102,698

                                                  ----------    ----------

 Stockholders' Equity

 Common stock, $0.001 par value, 25,000,000            4,169         4,019

  authorized, 4,169,144 issued and outstanding

  (December 31, 2002 - 4,019,144)

 Additional paid-in capital                        1,326,332     1,326,467

 Accumulated deficit                              (1,273,390)   (1,329,586)

                                                  ----------    ----------

 Total Stockholders' Equity                           57,111           900

                                                  ----------    ----------

 Total Liabilities and Stockholders' Equity       $  144,720    $  103,598

                                                  ==========    ==========

        See accompanying notes to consolidated financial statements.

                 Webb Mortgage Depot, Inc. and Subsidiaries

                    Consolidated Statements of Operations

                   Years Ended December 31, 2003 and 2002

                                                     2003          2002

                                                  ----------    ----------

 Revenues

 Revenues - Mortgage Brokerage                    $  481,198    $  446,723

 Revenues - Real Estate                                   -        257,000

                                                  ----------    ----------

 Total Revenues                                      481,198       703,723

                                                  ----------    ----------

 Cost of Revenues

 Cost of Revenues - Mortgage Brokerage                     -             -

 Cost of Revenues - Real Estate                        2,752       257,000

                                                  ----------    ----------

 Total Cost of Revenues                                2,752       257,000

                                                  ----------    ----------

 Gross Profit                                        478,446       446,723

                                                  ----------    ----------

 Operating Expenses

 Compensation                                         30,000        75,000

 Advertising                                          48,194        53,505

 Appraisals, titlework and surveys                    11,415         7,975

 Commissions                                         146,467       199,636

 Consulting                                           45,015          -

 Credit report fees                                    8,356        10,070

 Depreciation                                          4,047         2,244

 General and administrative                           68,074        77,045

 Processing fees                                      18,861         6,203

 Professional fees                                    16,003        70,941

 Rent                                                 18,084        25,069

                                                   ----------    ----------

 Total Operating Expenses                            414,516       527,688

                                                  ----------    ----------

 Income(Loss) from Operations                         63,930       (80,965)

                                                  ----------    ----------

 Other Income (Expense)

 Gain on lease obligation                                 -            422

 Interest income                                          -          5,655

 Interest expense                                     (7,734)       (9,488)

                                                  ----------    ----------

 Total Other Expenses, Net                            (7,734)       (3,411)

                                                  ----------    ----------

 Net Income (Loss)                                $   56,196   $   (84,376)

                                                  ==========    ==========

 Net Income(Loss) per Share - Basic and Diluted   $     0.01    $    (0.02)

                                                  ==========    ==========

 Weighted Average Shares Outstanding -             4,169,144     4,019,144

  Basic and Diluted                               ==========    ==========

        See accompanying notes to consolidated financial statements.

                 Webb Mortgage Depot, Inc. and Subsidiaries

          Consolidated Statement of Changes in Stockholders' Equity

                       Common Stock     Additional

                     -----------------   Paid-in   Accumulated

                      Shares   Amount    Capital     Deficit      Total

                     -------- --------  ---------  -----------  ----------

Balance,            3,369,144 $  3,369  $ 941,083  $  (860,121) $   84,331

 December 31, 2000

Stock issued for      450,000      450    205,550            -     206,000

 cash, net of

 $19,000 offering cost

Stock issued          200,000      200     99,800            -     100,000

 for services

Services contributed        -        -     76,435            -      76,435

 by officer

Common stock options        -        -      3,599            -       3,599

 issued for services

Net Loss, 2001              -        -          -     (385,089)   (385,089)

                     -------- --------  ---------  -----------  ----------

Balance,            4,019,144    4,019  1,326,467   (1,245,210)     85,276

 December 31, 2001

Net Loss, 2002              -        -          -      (84,376)    (84,376)

                     -------- --------  ---------  -----------  ----------

Balance,            4,019,144 $  4,019 $1,326,467  $(1,329,586) $      900

 December 31, 2002

Stock issued for

 services             150,000      150       (135)        -             15

Net Income, 2003            -        -          -       56,196      56,196

                   ----------  -------  ---------  -----------   ---------

Balance,

 December 31, 2003  4,019,144 $  4,169 $1,326,332  $(1,273,390) $   57,111

                    =========  =======  =========   ==========   =========

        See accompanying notes to consolidated financial statements.

                 Webb Mortgage Depot, Inc. and Subsidiaries

                    Consolidated Statements of Cash Flows

                   Years Ended December 31, 2003 and 2002

                                                     2003          2002

                                                  ----------    ----------

 Cash Flows from Operating Activities:

 Net income(loss)                                 $   56,196   $   (84,376)

 Adjustments to reconcile net income(loss) to

  net cash used in operating activities:

 Depreciation                                          4,047         2,244

 Gain on lease termination                                 -          (422

 Lease accretion                                           -        (1,333)

 Compensation - officer in exchange for                             48,708

  reduction of note receivable

 Stock issued for services                                15             -

 Changes in current assets and liabilities:

 (Increase) decrease in:

 Interest receivable from officer                      5,655        (5,655)

 Deposits and other assets                              (979)          906

 Home under construction                             (97,445)            -

  Increase (decrease) in:

 Accounts payable                                    (30,634)       (1,841)

 Commissions payable                                       -       (11,250)

 Payroll taxes payable                                (5,318)        7,230

                                                  ----------    ----------

 Net Cash Used in Operating Activities               (68,463)      (45,789)

                                                  ----------    ----------

 Cash Flows From Investing Activities:

 Purchase of fixed assets                            (16,978            -

                                                   ----------   ----------

 Net Cash Used in Investing Activities               (16,978)           -

                                                  ----------    ----------

 Cash Flows From Financing Activities:

 Repayments and advances from officer                107,364        17,747

 Proceeds from (repayment on) lines of credit            413         1,927

                                                  ----------    ----------

 Net Cash Provided by Financing Activities           107,777        19,674

                                                  ----------    ----------

 Change in Cash                                       22,336       (26,115)

 Cash and Cash Equivalents - Beginning of Year         7,921        34,036

                                                  ----------    ----------

 Cash and Cash Equivalents - End of Year          $   30,257    $    7,921

                                                  ==========    ==========

 Supplemental Schedule of Non-Cash

  Investing and Financing Activities:

 Cash paid for interest                           $   7,734    $     9,488

                                                  ==========    ==========

        See accompanying notes to consolidated financial statements.

           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

Note 1   Organization and Summary of Significant Accounting

Policies

         Organization

     Webb Mortgage Depot,  Inc.  ("Depot" or the "Company") was  incorporated in the State of Florida on May 11, 1999 to implement a corporate reorganization. On

February 4, 2000,  effective as of March 31, 2000,  Depot acquired Webb Mortgage

Corp. and Webb Mortgage Services Corporation (the "Acquirees").  The acquisition was treated as a recapitalization of the Acquirees.  Therefore, the accompanying consolidated  financial  statements  reflect  the  operations  of Depot  and its subsidiaries for all periods presented.

     Webb Mortgage  Corp. was  incorporated  in the State of Florida on June 19,

1992 and operated as a mortgage broker.  The Company holds a mortgage  brokerage business  license  in the  States of  Florida,  North  Carolina,  New York,  and

California.

     Webb Mortgage Services Corporation was incorporated in the State of Florida on February 25, 1998 and also  operated as a mortgage  brokerage.  Webb Mortgage

Services  Corporation held a correspondent  mortgage lender license in the State of Florida, which had not been renewed as of December 31, 2001.

     Since December 31, 2001,  Webb Mortgage  Corp. and Webb Mortgage  Services,

Inc. were inactive and all brokerage business was transacted through Depot.

     During January 2002, the Company  relocated its corporate  headquarters  to

North Carolina.

     In  December  2002,  the  Company  entered  into a new  segment of business operations to purchase, develop, and resell real estate. The Company's president contributed  property held  personally by him to pay down his promissory note to the  Company.  The Company  then  resold the  property.  The Company  intends to purchase, develop, and resell additional properties in the future.

        Principles of Consolidation

     The accompanying  consolidated financial statements include the accounts of

Depot  and  its  Subsidiaries.   All  significant   intercompany   balances  and

transactions have been eliminated in consolidation.

         Use of Estimates

     The  preparation of  consolidated  financial  statements in accordance with generally accepted  accounting  principles requires management to make estimates and assumptions  that affect the reported  amounts of assets and liabilities and disclosure of contingent  assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         Cash and Cash Equivalents

     For purposes of the  statements  of cash flows,  the Company  considers all highly  liquid debt  instruments  purchased  with an original  maturity of three months or less to be cash equivalents.

           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

        Concentrations

     The Company maintains its cash in bank deposit accounts, which at times may exceed federally  insured limits.  The Company has not experienced any losses in such  accounts as of December  31,  2003,  and believes it is not exposed to any significant credit risk.

     As a result of such concentrations in the real estate business,  the entity is vulnerable to a potential  severe impact in the near-term with regard to this segment of business.  Severe impact is defined as the effect of  disrupting  the normal  functioning of the entity.  As of December 31, 2003,  there have been no events that have adversely effected the operations of the Company.

        Property and Equipment

     Property  and  equipment  are stated at cost and  depreciation  is computed using the declining balance method over the estimated  economic useful life of 5 to 7 years.  Leasehold improvements are being amortized on a straight-line basis over five years.  Maintenance  and  repairs are charged to expense as  incurred.

Major improvements are capitalized.

        Long-Lived Assets

     The  Company  reviews  long-lived  assets and certain  identifiable  assets related to those assets for impairment  recognition  whenever  circumstances and situations change such that there is an indication that the carrying amounts may not be  recoverable.  If the  undiscounted  future  cash  flows is less than the carrying  amount,  carrying  amounts are reduced to fair value and an impairment loss is recognized.

        Revenue Recognition

     The Company  collects  broker fees on loans  processed and  recognizes  the revenues as earned  when the loans are  funded.  Loans are funded on the closing date for purchase loans and three days after the closing for refinance loans.

     In  accordance  with SEC Staff  Accounting  Bulletin  No. 101,  the Company recognizes  revenues from real estate  transactions  since it takes title to the property,  acts as principal in the  transaction,  and  maintains  the risks and rewards of ownership.

           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

        Stock-Based Compensation

     The Company  accounts for stock  options  issued to employees in accordance with the  provisions of  Accounting  Principles  Board  ("APB")  Opinion No. 25,

"Accounting  for Stock Issued to  Employees,"  and related  interpretations.  As such,  compensation  cost is  measured on the date of grant as the excess of the current  market  price of the  underlying  stock over the exercise  price.  Such compensation  amounts are amortized over the respective  vesting  periods of the option grant.  The Company  adopted the  disclosure  provisions of SFAS No. 123,

"Accounting  for  Stock-Based  Compensation"  and SFAS No. 148,  "Accounting for

Stock Based Compensation - Transition and Disclosure," which permits entities to provide  pro forma net  income  (loss) and pro forma  earnings  (loss) per share disclosures for employee stock option grants as if the fair-valued  based method defined in SFAS No. 123 had been applied.

     The Company  accounts for stock options  issued to non- employees for goods or services in accordance with SFAS 123.

         Income Taxes

     Prior to the  reorganization  on  February  4,  2000  (the  "reorganization date"),  the  Company's  current  subsidiaries  were S  Corporations  under  the

Internal  Revenue  Code.  In lieu of paying  corporate  income  taxes,  the sole stockholder was taxed  individually on his proportionate  share of the Company's taxable  income.  The  parent is taxed as a C  Corporation  since  May 11,  1999

(inception) and accounts for income taxes under SFAS 109 (see below).  Effective on the  reorganization  date the  parent  and its  subsidiaries  are  taxed as C

Corporations.

     Since  February 4, 2000,  the Company  accounts  for income taxes under the

Financial Accounting Standards Board Statement of Financial Accounting Standards

No. 109 "Accounting for Income Taxes"  ("Statement  109").  Under Statement 109,

deferred  tax  assets  and   liabilities  are  recognized  for  the  future  tax

consequences   attributable  to  differences  between  the  financial  statement carrying  amounts of existing assets and  liabilities  and their  respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected  to apply to  taxable  income  in the  years in which  those  temporary differences  are expected to be recovered or settled.  Under  Statement 109, the effect  on  deferred  tax  assets  and  liabilities  of a change in tax rates is recognized in income in the period, which includes the enactment date.

      Net Income (Loss) Per Common Share

     Basic net income (loss) per common share (Basic EPS) excludes  dilution and is computed by dividing net income (loss) available to common stockholder by the weighted-  average number of common shares  outstanding for the period.  Diluted net income per share  (Diluted EPS)  reflects the potential  dilution that could occur if stock options or other  contracts to issue common stock were  exercised or converted  into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company.  At December 31, 2002 and 2001,  the

assumed  exercise of common stock  equivalents was not utilized since the effect was antidilutive due to the net losses. At December 31, 2002, there were 300,000 common stock options outstanding, which could potentially dilute future earnings per share.

           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

       New Accounting Pronouncements

     The Financial  Accounting  Standards  Board has recently issued several new accounting pronouncements, which may apply, to the Company.

     Statement No. 141 "Business Combinations" establishes revised standards for accounting for business combinations. Specifically, the statement eliminates the pooling method,  provides new guidance for recognizing intangible assets arising in a  business  combination,  and  calls for  disclosure  of  considerably  more information  about a business  combination.  This  statement  is  effective  for business  combinations  initiated on or after July 1, 2001. The adoption of this pronouncement  on July 1, 2001 did not have a material  effect on the  Company's financial position, results of operations or liquidity.

     Statement  No. 142  "Goodwill  and Other  Intangible  Assets"  provides new guidance  concerning the accounting for the acquisition of  intangibles,  except those acquired in a business combination,  which is subject to SFAS 141, and the manner in which  intangibles  and goodwill should be accounted for subsequent to their initial recognition.  Generally,  intangible assets with indefinite lives,

and  goodwill,  are no longer  amortized;  they are  carried at lower of cost or market  and  subject to annual  impairment  evaluation,  or  interim  impairment evaluation if an interim triggering event occurs,  using a new fair market value method. Intangible assets with finite lives are amortized over those lives, with no  stipulated  maximum,  and  an  impairment  test  is  performed  only  when a triggering  event  occurs.  This  statement  is  effective  for all fiscal years beginning after December 15, 2001. The adoption of this pronouncement on January

1, 2002 did not have a  material  effect on the  Company's  financial  position,

results of operations or liquidity.

     In  August  2001,  the FASB  issued  SFAS No.  143,  "Accounting  for Asset

Retirement Obligations." The standard requires entities to record the fair value of a liability for an asset  retirement  obligation in the period in which it is incurred.  When the liability is initially  recorded,  the entity  capitalizes a cost by increasing the carrying  amount of the related  long-lived  asset.  Over time,  the  liability  is  accreted to its present  value each  period,  and the capitalized cost is depreciated over the useful life of the related asset.  Upon settlement of the  liability,  an entity either  settles the  obligation for its recorded  amount or  incurs a gain or loss  upon  settlement.  The  standard  is effective for fiscal years  beginning  after June 15, 2002. The adoption of SFAS

No. 143 is not  expected to have a material  impact on the  Company's  financial position, results of operations, or liquidity.

     Statement No. 144  "Accounting for the Impairment or Disposal of Long-Lived

Assets"  supercedes   Statement  No.  121  "Accounting  for  the  Impairment  of

Long-Lived  Assets and for  Long-Lived  Assets to be Disposed of" ("SFAS  121").

Though it retains the basic  requirements  of SFAS 121 regarding when and how to

measure  an  impairment  loss,  SFAS  144  provides  additional   implementation

guidance.  SFAS 144 excludes  goodwill and intangibles not being amortized among other exclusions.  SFAS 144 also supercedes the provisions of APB 30, "Reporting the Results of  Operations,"  pertaining to  discontinued  operations.  Separate reporting of a discontinued  operation is still  required,  but SFAS 144 expands the  presentation  to include a component of an entity,  rather than  strictly a business  segment as  defined  in SFAS 131,  Disclosures  about  Segments  of an

Enterprise  and  Related  Information.  SFAS 144  also  eliminates  the  current exemption  to  consolidation  when  control  over a  subsidiary  is likely to be temporary.  This  statement is effective  for all fiscal years  beginning  after

December 15, 2001. The adoption of this pronouncement on January 1, 2002 did not have  a  material  effect  on  the  Company's  financial  position,  results  of operations or liquidity.

           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

     Statement  No.  145,  "Rescission  of FASB  Statements  No. 4, 44,  and 64,

Amendment of FASB  Statement  No. 13, and Technical  Corrections,"  ("SFAS 145")

updates, clarifies, and simplifies existing accounting pronouncements. Statement

No.  145  rescinds  Statement  4,  which  required  all  gains and  losses  from extinguishment  of debt to be  aggregated  and, if  material,  classified  as an extraordinary  item, net of related income tax effect. As a result, the criteria in Opinion 30 will now be used to classify those gains and losses.  Statement 64 amended  Statement 4, and is no longer  necessary  because  Statement 4 has been rescinded.  Statement 44 was issued to establish accounting requirements for the effects  of  transition  to the  provisions  of the motor  Carrier  Act of 1980.

Because the transition has been completed,  Statement 44 is no longer necessary.

Statement 145 amends  Statement 13 to require that certain  lease  modifications that have economic effects similar to  sale-leaseback  transactions be accounted for in the same  manner  as sale-  leaseback  transactions.  This  amendment  is

consistent  with  FASB's  goal  requiring  similar   accounting   treatment  for

transactions that have similar economic effects. This statement is effective for fiscal  years  beginning  after May 15,  2002.  The  adoption of SFAS 145 is not expected to have a material impact on the Company's financial position,  results of operations or liquidity.

     Statement  No. 146,  "Accounting  for Exit or Disposal  Activities"  ("SFAS

146")  addresses the  recognition,  measurement,  and reporting of cost that are associated with exit and disposal  activities  that are currently  accounted for pursuant to the guidelines set forth in EITF 94-3,  "Liability  Recognition  for

Certain  Employee  Termination  Benefits  and  Other  Costs to exit an  Activity

(including  Certain  Cost  Incurred  in  a  Restructuring),"   cost  related  to

terminating  a  contract  that is not a  capital  lease  and one-  time  benefit arrangements received by employees who are involuntarily terminated - nullifying the guidance under EITF 94-3.  Under SFAS 146, the cost  associated with an exit or disposal activity is recognized in the periods in which it is incurred rather than at the date the  Company  committed  to the exit plan.  This  statement  is effective for exit or disposal activities initiated after December 31, 2002 with earlier application encouraged. The adoption of SFAS 146 is not expected to have a material impact on the Company's financial position,  results of operations or liquidity.

     Statement No. 148, "Accounting for Stock-Based  Compensation-Transition and

Disclosure",   amends  FASB  Statement  No.  123,  "Accounting  for  Stock-Based

Compensation." In response to a growing number of companies  announcing plans to record  expenses  for the fair value of stock  options,  Statement  148 provides alternative methods of transition for a voluntary change to the fair value based method  of  accounting  for  stock-based  employee  compensation.  In  addition,

Statement  148 amends the  disclosure  requirements  of Statement 123 to require more prominent and more frequent  disclosures in financial  statements about the effects of stock-based compensation.  The Statement also improves the timeliness of those  disclosures by requiring that this  information be included in interim as well as annual financial statements.  In the past, companies were required to make pro forma disclosures only in annual financial  statements.  The transition guidance and annual  disclosure  provisions  of Statement  148 are effective for fiscal years ending after December 15, 2002, with earlier application  permitted in certain  circumstances.  The interim disclosure  provisions are effective for financial reports containing  financial statements for interim periods beginning after  December 15,  2002.  The Company  adopted the  disclosure  provisions  of

Statement 148 for the year ended December 31, 2002, but will continue to use the method  under  APB 25 in  accounting  for stock  options.  The  adoption  of the disclosure  provisions  of Statement  148 did not have a material  impact on the

Company's financial position, results of operations or liquidity.


           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

     In January  2003,  the FASB issued FASB  Interpretation  No. 46 (FIN 46), "

Consolidation of Variable Interest  Entities,  and Interpretation of ARB No.51."

FIN 46 requires  certain  variable  interest  entities to be consolidated by the primary  beneficial  of the entity if the equity  investors in the entity do not have  characteristics  of a  controlling  financial  interest  or  do  not  have sufficient  equity at risk for the  entity to  finance  its  activities  without additional  subordinated  financial  support  from  other  parties.  FIN  46  is effective  for all new  variable  interest  entities  created or acquired  after

January 31, 2003. For variable  interest  entities  created or acquired prior to

February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning on or after June 15, 2003.

     On  April  30,  2003 the FASB  issued  Statement  No.  149,  "Amendment  of

Statement 133 on Derivative  Instruments and Hedging  Activities." The Statement

amends and clarifies  accounting for derivative  instruments,  including certain derivative  instruments embedded in other contracts,  and for hedging activities under Statement 133. The amendments set forth in Statement 149 improve financial reporting  by  requiring  that  contracts  with  comparable  characteristics  be accounted for similarly.  In particular,  this  Statement  clarifies  under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in Statement 133. In addition,  it clarifies when a derivative contains a financing component that warrants special reporting in the statement of cash flows.  This Statement is effective for contracts entered into or modified after June 30, 2003.

     On May 15, 2003 the FASB issued Statement No. 150,  "Accounting for Certain

Financial  Instruments with Characteristics of both Liabilities and Equity". The

Statement improves the accounting for certain financial  instruments that, under previous  guidance,  issuers  could  account  for as equity.  The new  Statement requires that those  instruments  be classified as  liabilities in statements of financial  position.  In addition to its requirements for the classification and measurement of financial  instruments in its scope,  Statement 150 also requires disclosures  about  alternative ways of settling the instruments and the capital structure of entities, all of whose shares are mandatorily  redeemable.  Most of the guidance in Statement 150 is effective for all financial instruments entered into or modified after May 31, 2003.

        Segment Reporting

     The Company complies with SFAS No. 131,  "Disclosures  about Segments of an

Enterprise and Related  Information."  Based upon  definitions  contained within

SFAS No.  131,  the  Company has  determined  that it operates in two  segments;

mortgage brokerage and real estate development.

        Reclassifications

     Certain amounts in the year 2002  consolidated  financial  statements which were prepared by another firm of accountants  have been  reclassified to conform to the year 2003 presentation.


           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

Note 3   Property and Equipment

Property and equipment consists of the following at December  31,

2003 and 2002:

                                         2003      2002

                                       --------  --------

     Leasehold improvements            $ 16,978  $     -

     Computers and equipment              3,257     3,257

                                       --------  --------

                                         20,235     3,257

     Less: Accumulated depreciation      (5,879)   (1,833)

                                       --------  --------

     Property and Equipment, net       $ 14,956  $  1,424

                                       ========  ========

Depreciation  expense for the years ended December 31,  2003  and

2002 was $4,047 and $2,244, respectively.

Note 4   Lines of Credit

     The Company maintained an overdraft credit line with a bank for funds up to

$5,000.  The principal amount is due on demand. The line bears interest at prime plus (7.75% and 8.00% as of December 31, 2003 and 2002,  respectively).  Amounts outstanding,  including  accrued  interest  at  December  31, 2002 and 2001 were

$4,712, and $4,793, respectively.

     The Company  maintains a $50,000 line of credit with a bank. The line bears interest  at  prime  plus  (7.00%  and  7.25% at  December  31,  2002 and  2001,

respectively).  The loan is due on demand  and is  secured  by all assets of the

Company with a guarantee by the  president of the Company.  Amounts  outstanding including  accrued  interest  at  December  31,  2002 and 2001 were  $48,309 and

$47,815, respectively. (See Note 9)


           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

Note 5   Stockholders' Equity

        Common Stock

     During  January and February  2001,  the Company  raised  $206,000,  net of offering  costs of $19,000,  for  450,000  common  shares  pursuant to a private placement offering at $0.50 per share.

     In July 2001, the Company granted an aggregate  200,000 common shares to an investment-banking  firm, to an individual  related to that firm for  consulting services  rendered,  and  terminated  its  relationship  with  those  parties by obtaining general releases from any future  obligations.  The shares were valued at the recent  cash-offering  price of $0.50 per share or an aggregate $100,000,

which was charged to consulting expense in July 2001.

     (B) Stock Options

     In January 2001, the Company  granted  options to purchase 80,000 shares of common stock to a consultant for services  rendered.  The options expired on May

25, 2003 and are  exercisable  at $0.50 per shares.  The  Company  recognized  a consulting expense of $3,599 based on the fair value method under SFAS 123.

     In September 2001, the Company granted options to purchase 20,000 shares of common stock to a new director of the Company.  The options are  exercisable  at

$0.50 per share,  which was the fair  market  value of the  common  stock at the grant date. In accordance  with APB 25, for options  issued to employees,  since the fair market value of the common stock did not exceed the exercise  price, no compensation cost has been recognized for the options issued.

     On June 30, 2002,  350,000 common stock options,  which were exercisable at

$3.00 per share, expired.

     On August 2, 2002, the Company granted  options to purchase  200,000 common shares to a consultant at an exercise price of $0.55 per share.  The options are exercisable  immediately  and expire on August 31, 2005.  Based on the zero fair value of the options,  computed  using the  Black-Scholes  Option  Pricing Model under SFAS 123, no expense will be recognized.

     In accordance  with SFAS 123, for options issued to employees,  the Company

has  elected  to  apply  APB   Opinion  No.  25  and  related   interpretations.

Accordingly,  no compensation  cost has been recognized for options issued under the  plan  during  2003  and  2002.  Had  compensation  cost  for the  Company's stock-based  compensation  been  determined on the fair value at the grant dates for awards under that plan, consistent with Statement of Accounting Standards No

123,  "Accounting  for  Stock  Based  Compensation"  (Statement  No.  123),  the

Company's  results would not change for both 2003 and 2003.

below.

           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

     The effect of applying Statement No. 123 is not likely to be representative of the  effects on reported  net income  (loss) for future  years due to,  among other things, the effects of vesting.

     For consolidated  financial statement disclosure purposes,  the fair market value of stock options granted to a consultant in 2002 was estimated on the date of grant using the Black-Scholes Model in accordance with SFAS No. 123 using the following  assumptions:  expected dividend yield 0%, risk-free  interest rate of

2.99%, volatility 0% and expected term of three years.

     A summary of the options issued to employees and consultants as of December

31, 2003 and 2002 and changes during the years is presented below:

           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

                                       Number of     Weighted Average

                                        Options       Exercise Price

                                       ----------    ----------------

     Stock Options

     Balance at January 1, 2003           300,000    $           0.53

     Granted                                    -    $              -

     Exercised                                  -    $              -

     Forfeited                           (100,000)   $           0.50

                                       ----------    ----------------

     Balance at December 31, 2003         200,000    $            .55

                                       ==========    ================

     Options exercisable at               200,000    $            .55

      December 31, 2003                ----------    ----------------

     Weighted average fair value of                  $           0.55

     options granted during the period               ================

The  following table summarizes information about employee  stock options and consultant options outstanding at December 31, 2003:

           Options Outstanding                  Options Exercisable

-------------------------------------------  -------------------------

                       Weighted

 Range     Number      Average    Weighted      Number       Weighted

  of     Outstanding  Remaining   Average     Exercisable    Exercise

Exercise at December Contractual  Exercise    at December    Average

 Price    31, 2002       Life      Price       31, 2002       Price

-------- ----------- ----------- ----------  -------------  ----------

 $  0.55     200,000  1.67 Years       0.55        200,000        0.55

         -----------             ----------  -------------  ----------

             200,000              $    0.53        200,000   $    0.53

         ===========             ==========  =============  ==========

Note 6   Employment Agreement and Related Amendment

     The Company  entered into an  employment  agreement,  effective  January 1,

2000,  with its  president to pay him $135,000 per year with annual 10% increase and a bonus  of 1% of gross  commission  revenues  plus  additional  bonuses  as stipulated.  The president  may also receive stock options to acquire  1,000,000 common  shares at $3.00  per share  based on the  Company  achieving  stipulated revenue milestones. No options were issued as of December 31, 2003.

     The  president's  January 1, 2000  employment  agreement  was  amended  and restated on February 15, 2002 to reduce the annual  salary to $75,000  effective

January 1, 2002 and to remove all  commission  and  revenue  bonuses  during the remaining term of the agreement. (See Note 9)

Note 7   Lease Termination

     In March 2002,  the Company closed its Boca Raton offices since it recently relocated its corporate headquarters to North Carolina. Under a Lease Assignment and Assumption  Agreement,  consented to by the Lessor, the Boca Raton lease was assigned  to a third  party  and the  Company  was  released  from  any  further obligations under the lease effective April 15, 2002. Accordingly,  on April 15,

2002,  the Company  wrote-off the deferred rent assets  relating to that office,

against the remaining  lease  obligation  liability  with the resulting  gain of

$16,047  credited to  operations.  The  remaining  leasehold  improvements  were written-off  against the gain on July 1, 2002  resulting  in a net gain on lease termination of $422. (See Notes 3, 8(A), and 12)

           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

Note 8   Commitments

     (A) Operating Lease

     On January 24, 2001,  effective  June 1, 2001,  the Company  entered into a three year office lease agreement for its North Carolina office.  Annual rent is

$11,298,  payable monthly,  with a 4% annual increase.  Rent expense in 2003 and

2002  relating  to this lease was  $11,748  and  $11,562,  respectively.  Future minimum lease payments as of December 31, 2003 are as follows:

        2004         $  6,107

Note 9   Related Parties

     During 2001,  the Company paid $6,200 for marketing  services and $4,000 in processing fees to a party related to the president of the Company.

     During early 2002 and 2001,  the Company had loaned funds to its president.

The balance due from the president  including  accrued  interest was $92,570 and

$153,370, respectively, at December 31, 2002 and 2001 (see Notes 1(E) and 2(A)).

     The Company's  president  personally  guarantees  all amounts due under the terms of the note receivable and related accrued  interest  receivable (see Note

2(A)).

     The Company's president  transferred  residential property held in his name to the Company for resale to a third party (see Notes 1(E) and 2(B)).

     The Company's  president  personally  guarantees  all amounts due under the line of credit (see Note 4).

     The Company  entered into an employment  agreement  with its president (see

Note 6).

Note 10  Income Taxes

     There was no income tax during 2002 and 2001 due to the Company's net loss.

     The Company's tax expense  differs from the  "expected" tax expense for the period ended December 31,  (computed by applying the Federal  Corporate tax rate of 34% to loss before taxes), as follows:

           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

                                                      2003         2002

                                                   ----------   ----------

     Computed "expected" tax expense (benefit)      $  19,107   $  (28,688)

     Re-characterization of prior year                             219,249

      temporary difference - non deductible

      stock based expenses

     Change in valuation allowance                    (19,107)   (190,561)

                                                   ----------   ----------

                                                   $        -   $        -

                                                   ==========   ==========

     The Company has a net operating loss carryforward of approximately $507,000 available to offset future taxable income through 2022.

Note 11  Segment Information

     During 2003 and 2002, the Company operated in two  identifiable  reportable segments.  In relation to the mortgage  brokerage,  approximately 68% and 32% of mortgage loans were originated in Florida and North Carolina, respectively.

     The  Company's  operations  are  classified  into two  reportable  business segments:  the  mortgage  brokerage  and real  estate  development.  Both of the

Company's  business segments are headquartered and are conducting  business only in the United States of America. There were no inter-segment sales or purchases.

Consolidated financial information by business segment is summarized as follows:

December 31, 2003  Mortgage Brokerage  Real Estate Development    Total

-----------------  ------------------  -----------------------  ---------

Assets               $       47,275          $   97,445         $ 144,720

Revenues                    481,198                   -           481,198

Gross Profit                481,198              (2,752)          478,446

Interest Income                   -                   -                 -

Interest Expense              7,734                   -             8,886

Depreciation and              4,047                   -             4,047

 Amortization

Segment Profit(Loss) $       58,948         $    (2,752)        $  56,196

December 31, 2002  Mortgage Brokerage  Real Estate Development   Total

-----------------  ------------------  -----------------------  --------

Assets              $       103,598          $        -         $103,598

Revenues                    446,723             257,000          703,723

Gross Profit                446,723                   -          446,723

Interest Income               5,655                   -            5,655

Interest Expense              9,488                   -            9,488

Depreciation and              2,244                   -            2,244

 Amortization

Segment Loss        $       (84,376)         $        -         $(84,376)

           Webb Mortgage Depot, Inc. and Subsidiaries

           Notes to Consolidated Financial Statements

                        December 31, 2003

Note 12  Going Concern

     As reflected in the accompanying  consolidated  financial  statements,  the

Company  had a net  profit  of  $56,196  in  2003,  an  accumulated  deficit  of

$1,273,390 at December 31, 2003, and cash used in operations of $68,463 in 2003.

The ability of the Company to continue as a going  concern is  dependent  on the

Company's  ability to generate future profits or raise additional  capital.  The consolidated  financial  statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

     Management  has cut its  general and  administrative  costs and in 2002 and

2003 andrelocated its Boca Raton offices for a significant costs savings in rent

(see Notes 7 and 8(A)).  The Company has entered a new  business  segment,  real estate  development  and has begun to generate  revenue from this  segment.  The

Company intends to meet its obligations from generating  income from operations.

Management   believes  that  the  actions  presently  being  taken  provide  the opportunity for the Company to continue as a going concern.

SCHEDULE D

Comparative Financial Statements for the Nine Months ended September 30, 2004 and 2003 (unaudited)

                            Webb Mortgage Depot, Inc.

                          Interim Financial Statements

                                 September 30, 2004

WEBB MORTGAGE DEPOT, INC.

CONSOLIDATED INTERIM BALANCE SHEET

AS AT September 30 2004

(UNAUDITED)

-------------------------------------------------------------------------------

                                                 September 30,   September 30,

                                                    2004             2003

-------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS

Cash and cash equivalents                            $  29,404       $  4,620

Interest receivable                                       -             5,655

Real estate held for resale                            624,459         56,069

Prepaid expenses and sundry assets                       2,662          1,607

-------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                   656,525         67,951

-------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT, NET                             21,029         26,399

-------------------------------------------------------------------------------

OTHER ASSETS

Due from principal stockholder/officer                    -             8,757

-------------------------------------------------------------------------------

TOTAL OTHER ASSETS                                        -             8,757

------------------------------------------------------------------------------

TOTAL ASSETS                                        $  677,554      $ 103,107

------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                            WEBB MORTGAGE DEPOT, INC.

                       CONSOLIDATED INTERIM BALANCE SHEET

                            AS AT September 30, 2004

                                   (UNAUDITED)

-------------------------------------------------------------------------------

                                                    September 30, September 30,

                                                        2004         2003

-------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Lines of credit                                       $  52,155      $  52,020

Accounts payable                                         24,084         30,780

Mortgage payable - real estate                          459,541           -

Due to principal stockholder                             20,918           -

-------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                               556,698         82,080

-------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY

Common stock, $ 001 par value, 25,000,000 authorized,

  issued and outstanding - 4,189,144(2003 - 4,119,144)    4,189          4,119

Additional paid-in capital                            1,326,312      1,326,377

Accumulated deficit                                  (1,209,645)    (1,310,189)

-------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                              120,856         20,307

-------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKEHOLDERS' EQUITY          $  677,554      $ 103,107

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                            WEBB MORTGAGE DEPOT, INC.

                  CONSOLIDATED INTERIM STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                   (UNAUDITED)

-------------------------------------------------------------------------------

                              Three Months Ended          Nine Months Ended

                                September 30,               September 30,

                                2004      2003          2004            2003

-------------------------------------------------------------------------------

REVENUE                    $ 123,979  $   73,812      $ 337,626      $ 383,459

-------------------------------------------------------------------------------

EXPENSES

Management salary              7,500      17,500         22,500         52,500

Advertising                   11,477      16,654         50,368         36,048

Appraisals, titlework and

     surveys                   4,370         920          9,945          6,800

Commissions                   13,244      58,649         51,687        135,675

Consulting fees               49,689         -           49,689             -

Credit reports                   281       4,704          1,784          8,694

Depreciation and amortization    993       1,432          3,587          1,636

General and administrative    12,435     (24,277)        45,170         48,954

Processing fees                1,975      12,166         10,467         13,220

Professional fees             (5,027)     22,875          5,525         27,720

Rent                             450       2,917          4,394          7,796

Telecommunications and

    utilities                  5,654       4,968         15,411         20,819

-------------------------------------------------------------------------------

TOTAL EXPENSES               103,041     118,508        270,527        359,862

-------------------------------------------------------------------------------

INCOME(LOSS) FROM OPERATIONS  20,938     (44,696)        67,099         23,597

OTHER ITEMS

Bank charges &loan interest  (1,435)     (1,153)        (3,354)        (4,200)

-------------------------------------------------------------------------------

NET INCOME(LOSS)           $  19,503   $ (45,849)     $  63,745      $  19,397

-------------------------------------------------------------------------------

Weighted Average Number of

 Shares Outstanding

   Basic and Diluted       4,189,144  4,119,144       4,189,144      4,119,144

                           =========  =========       =========      =========

Earnings(loss) per share -

  basic and diluted       $     .004 $     (.01)    $      .015     $     .005

                           =========  =========       =========      =========

The accompanying notes are an integral part of these financial statements.

                            WEBB MORTGAGE DEPOT, INC.

                  CONSOLIDATED INTERIM STATEMENT OF CASH FLOWS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                   (UNAUDITED)

-------------------------------------------------------------------------------

                                                         2004            2003

-------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES

Net income(loss)                                      $  63,745      $  19,397

Adjustments to reconcile net income(loss) to net cash

 used in operating activities

  Depreciation and amortization                           3,587          1,636

  Stock issued for services                                -                10

Changes in assets and liabilities

  Increase in prepaid expenses                             -                76

  Increase(Decrease) in accounts payable                  9,946        (19,310)

-------------------------------------------------------------------------------

                                                         13,533        (17,588)

-------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                77,278          1,809

-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Increase in real estate held for resale(net)          (67,473)       (56,069)

  Acquisition of fixed assets                           (10,260)       (26,611)

-------------------------------------------------------------------------------

NET CASH USED IN INVESTING ACTIVITIES                   (77,733)       (82,680)

-------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Lines of credit                                            (866)          (588)

(Advances to)repayment by officer(net)                      468         78,158

-------------------------------------------------------------------------------

NET CASH USED IN FINANCING ACTIVITIES                      (398)        77,570

-------------------------------------------------------------------------------

Increase(decrease) in cash                                 (853)        (3,301)

Cash and cash equivalents - beginning of period          30,257          7,921

-------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS - END OF PERIOD              $ 29,404      $   4,620

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                            WEBB MORTGAGE DEPOT, INC.

             CONSOLIDATED INTERIM STATEMENT OF STOCKHOLDERS' EQUITY

                  FROM DECEMBER 31, 2000 TO September 30, 2004

                                   (UNAUDITED)

 -------------------------------------------------------------------------------

                                                  Deficit

                                                Accumulated

                                     Additional  During the

                     Common Stock      Paid-In   Development

                Shares   Amount        Capital     Stage        Totals

Balance - December,

  31, 2000        3,369,144  $ 3,369   $ 941,083   $ (860,121)    $  84,331

Stock issued for

  services          200,000      200      99,800       -            100,000

Stock issued for

 cash, net          450,000      450     205,550       -            206,000

Services contributed

 by officer            -          -       76,435       -             76,435

Common stock options

 for services          -          -        3,599       -              3,599

Net loss for

  year                 -          -         -        (385,089)     (385,089)

                  ---------   -------   ---------    ---------     --------

Balance - December

       31, 2001   4,019,144 $  4,019   $1,326,467 $(1,245,210)    $  85,276

Net loss for

    year               -          -         -         (84,376)      (84,376)

                  ----------  -------   ---------    --------      --------

Balance - December

   31, 2002       4,019,144 $  4,019   $1,326,467 $(1,329,586)     $    900

Stock issued for

 services           150,000      150         (135)      -                15

Net income for

  Year                 -          -         -          56,196        56,196

                  ---------   ------    ---------   ---------       -------

Balance - December

   31, 2003       4,169,144 $  4,169   $1,326,332 $(1,273,390)    $  57,111

Correction of

 stock issuance      20,000       20          (20)      -              -

Net income for

  Period              -            -        -          63,745        63,745

                  ---------   ------    ---------   ---------       -------

Balance - September 30,

   2004           4,189,144 $  4,189   $1,326,312 $(1,209,645)    $ 120,856

                  =========  =======    =========  ==========       =======

The accompanying notes are an integral part of these financial statements.


                   Webb Mortgage Depot, Inc. and Subsidiaries

               Notes to Consolidated Interim Financial Statements

                               September 30, 2004

                                   (Unaudited)

Note 1   Organization and Summary of Significant Accounting

Policies

     (A) Organization

     Webb Mortgage Depot,  Inc.  ("Depot" or the "Company") was  incorporated in the State of Florida on May 11, 1999 to implement a corporate reorganization. On

February 4, 2000,  effective as of March 31, 2000,  Depot acquired Webb Mortgage

Corp. and Webb Mortgage Services Corporation (the "Acquirees").  The acquisition was treated as a recapitalization of the Acquirees.  Therefore, the accompanying consolidated  financial  statements  reflect  the  operations  of Depot  and its subsidiaries for all periods presented.

     Webb Mortgage  Corp. was  incorporated  in the State of Florida on June 19,

1992 and operated as a mortgage broker.  The Company holds a mortgage  brokerage business  license  in the  States of  Florida,  North  Carolina,  New York,  and

California.

     Webb Mortgage Services Corporation was incorporated in the State of Florida on February 25, 1998 and also  operated as a mortgage  brokerage.  Webb Mortgage

Services  Corporation held a correspondent  mortgage lender license in the State of Florida, which had not been renewed as of March 31, 2003.

     Since December 31, 2001,  Webb Mortgage  Corp. and Webb Mortgage  Services,

Inc. were inactive and all brokerage business was transacted through Depot.

     During January 2002, the Company  relocated its corporate  headquarters  to

North Carolina.

     In  December  2002,  the  Company  entered  into a new  segment of business operations to purchase, develop, and resell real estate. The Company's president contributed  property held  personally by him to pay down his promissory note to the  Company.  The Company  then  resold the  property.  The Company  intends to purchase,  develop, and resell additional  properties in the future. The Company is in the process of  completing a property in North  Carolina.  The Company has just listed the property for sale.

     (B) Principles of Consolidation

     The accompanying  consolidated financial statements include the accounts of

Depot  and  its  Subsidiaries.   All  significant   intercompany   balances  and

transactions have been eliminated in consolidation.

     In the opinion of management,  these interim financial  statements  include all adjustments necessary in order to make them not misleading

                   Webb Mortgage Depot, Inc. and Subsidiaries

               Notes to Consolidated Interim Financial Statements

                               September 30, 2004

                                   (Unaudited)

     (C) Use of Estimates

     The  preparation of  consolidated  financial  statements in accordance with generally accepted  accounting  principles requires management to make estimates and assumptions  that affect the reported  amounts of assets and liabilities and disclosure of contingent  assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     (D) Cash and Cash Equivalents

     For purposes of the  statements  of cash flows,  the Company  considers all highly  liquid debt  instruments  purchased  with an original  maturity of three months or less to be cash equivalents.

     (E) Concentrations

     The Company maintains its cash in bank deposit accounts, which at times may exceed federally  insured limits.  The Company has not experienced any losses in such  accounts as of September  30, 2004,  and believes it is not exposed to any significant credit risk.

     As a result of such concentrations in the real estate business,  the entity is vulnerable to a potential  severe impact in the near-term with regard to this segment of business.  Severe impact is defined as the effect of  disrupting  the normal  functioning of the entity.  As of September 30, 2004, there have been no events that have adversely effected the operations of the Company.

     (F) Property and Equipment

     Property  and  equipment  are stated at cost and  depreciation  is computed using the declining balance method over the estimated  economic useful life of 5 to 7 years.  Leasehold  improvements on the lease, which was terminated in 2002,

had been  amortized  using the  straight-line  method  over the lease  term of 6 years.  Maintenance  and  repairs  are  charged to expense  as  incurred.  Major improvements are capitalized.

     (G) Long-Lived Assets

     The  Company  reviews  long-lived  assets and certain  identifiable  assets related to those assets for impairment  recognition  whenever  circumstances and situations change such that there is an indication that the carrying amounts may not be  recoverable.  If the  undiscounted  future  cash  flows is less than the carrying  amount,  carrying  amounts are reduced to fair value and an impairment loss is recognized.

                   Webb Mortgage Depot, Inc. and Subsidiaries

               Notes to Consolidated Interim Financial Statements

                               September 30, 2004

                                   (Unaudited)

    (H) Revenue Recognition

     The Company  collects  broker fees on loans  processed and  recognizes  the revenues as earned  when the loans are  funded.  Loans are funded on the closing date for purchase loans and three days after the closing for refinance loans.

     In  accordance  with SEC Staff  Accounting  Bulletin  No. 101,  the Company recognizes  revenues from real estate  transactions  since it takes title to the property,  acts as principal in the  transaction,  and  maintains  the risks and rewards of ownership.

     (I) Broker Commissions

     The Company pays a commission of approximately 40% to 50% of the broker fee received to the  individual  broker who  processes the loan.  The  commission is generally  paid when the loan is funded,  or within  several days of the funding date.

     (J) Stock-Based Compensation

     The Company  accounts for stock  options  issued to employees in accordance with the  provisions of  Accounting  Principles  Board  ("APB")  Opinion No. 25,

"Accounting  for Stock Issued to  Employees,"  and related  interpretations.  As such,  compensation  cost is  measured on the date of grant as the excess of the current  market  price of the  underlying  stock over the exercise  price.  Such compensation  amounts are amortized over the respective  vesting  periods of the option grant.  The Company  adopted the  disclosure  provisions of SFAS No. 123,

"Accounting  for  Stock-Based  Compensation"  and SFAS No. 148,  "Accounting for

Stock Based Compensation - Transition and Disclosure," which permits entities to provide  pro forma net  income  (loss) and pro forma  earnings  (loss) per share disclosures for employee stock option grants as if the fair-valued  based method defined in SFAS No. 123 had been applied.

     The Company  accounts for stock options  issued to non- employees for goods or services in accordance with SFAS 123.

                   Webb Mortgage Depot, Inc. and Subsidiaries

               Notes to Consolidated Interim Financial Statements

                               September 30, 2004

                                   (Unaudited)

     (K) Income Taxes

     Prior to the  reorganization  on  February  4,  2000  (the  "reorganization date"),  the  Company's  current  subsidiaries  were S  Corporations  under  the

Internal  Revenue  Code.  In lieu of paying  corporate  income  taxes,  the sole stockholder was taxed  individually on his proportionate  share of the Company's taxable  income.  The  parent is taxed as a C  Corporation  since  May 11,  1999

(inception) and accounts for income taxes under SFAS 109 (see below).  Effective on the  reorganization  date the  parent  and its  subsidiaries  are  taxed as C

Corporations.

     Since  February 4, 2000,  the Company  accounts  for income taxes under the

Financial Accounting Standards Board Statement of Financial Accounting Standards

No. 109 "Accounting for Income Taxes"  ("Statement  109").  Under Statement 109,

deferred  tax  assets  and   liabilities  are  recognized  for  the  future  tax

consequences   attributable  to  differences  between  the  financial  statement carrying  amounts of existing assets and  liabilities  and their  respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected  to apply to  taxable  income  in the  years in which  those  temporary differences  are expected to be recovered or settled.  Under  Statement 109, the effect  on  deferred  tax  assets  and  liabilities  of a change in tax rates is recognized in income in the period, which includes the enactment date.

     (M) Net Income(Loss) Per Common Share

     Basic net income (loss) per common share (Basic EPS) excludes  dilution and is computed by dividing net income (loss) available to common stockholder by the weighted-  average number of common shares  outstanding for the period.  Diluted netincome per share  (Diluted  EPS)  reflects the potential  dilution that could occur if stock options or other  contracts to issue common stock were  exercised or converted  into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company.  At September 30, 2004 and 2003, the

assumed  exercise of common stock  equivalents was not utilized since the effect was  antidilutive  due to the net losses.  At  September  30,  2004,  there were

300,000 common stock options outstanding,  which could potentially dilute future earnings per share.


                   Webb Mortgage Depot, Inc. and Subsidiaries

               Notes to Consolidated Interim Financial Statements

                               September 30, 2004

                                   (Unaudited)

     (M) New Accounting Pronouncements

     The Financial  Accounting  Standards  Board has recently issued several new accounting pronouncements, which may apply, to the Company.

     Statement No. 141 "Business Combinations" establishes revised standards for accounting for business combinations. Specifically, the statement eliminates the pooling method,  provides new guidance for recognizing intangible assets arising in a  business  combination,  and  calls for  disclosure  of  considerably  more information  about a business  combination.  This  statement  is  effective  for business  combinations  initiated on or after July 1, 2001. The adoption of this pronouncement  on July 1, 2001 did not have a material  effect on the  Company's financial position, results of operations or liquidity.

     Statement  No. 142  "Goodwill  and Other  Intangible  Assets"  provides new guidance  concerning the accounting for the acquisition of  intangibles,  except those acquired in a business combination,  which is subject to SFAS 141, and the manner in which  intangibles  and goodwill should be accounted for subsequent to their initial recognition.  Generally,  intangible assets with indefinite lives,

and  goodwill,  are no longer  amortized;  they are  carried at lower of cost or market  and  subject to annual  impairment  evaluation,  or  interim  impairment evaluation if an interim triggering event occurs,  using a new fair market value method. Intangible assets with finite lives are amortized over those lives, with no  stipulated  maximum,  and  an  impairment  test  is  performed  only  when a triggering  event  occurs.  This  statement  is  effective  for all fiscal years beginning after December 15, 2001. The adoption of this pronouncement on January

1, 2002 did not have a  material  effect on the  Company's  financial  position,

results of operations or liquidity.

     In  August  2001,  the FASB  issued  SFAS No.  143,  "Accounting  for Asset

Retirement Obligations." The standard requires entities to record the fair value of a liability for an asset  retirement  obligation in the period in which it is incurred.  When the liability is initially  recorded,  the entity  capitalizes a cost by increasing the carrying  amount of the related  long-lived  asset.  Over time,  the  liability  is  accreted to its present  value each  period,  and the capitalized cost is depreciated over the useful life of the related asset.  Upon settlement of the  liability,  an entity either  settles the  obligation for its recorded  amount or  incurs a gain or loss  upon  settlement.  The  standard  is effective for fiscal years  beginning  after June 15, 2002. The adoption of SFAS

No. 143 is not  expected to have a material  impact on the  Company's  financial position, results of operations, or liquidity.


                   Webb Mortgage Depot, Inc. and Subsidiaries

               Notes to Consolidated Interim Financial Statements

                               September 30, 2004

                                   (Unaudited)

     Statement No. 144  "Accounting for the Impairment or Disposal of Long-Lived

Assets"  supercedes   Statement  No.  121  "Accounting  for  the  Impairment  of

Long-Lived  Assets and for  Long-Lived  Assets to be Disposed of" ("SFAS  121").

Though it retains the basic  requirements  of SFAS 121 regarding when and how to

measure  an  impairment  loss,  SFAS  144  provides  additional   implementation

guidance.  SFAS 144 excludes  goodwill and intangibles not being amortized among other exclusions.  SFAS 144 also supercedes the provisions of APB 30, "Reporting the Results of  Operations,"  pertaining to  discontinued  operations.  Separate reporting of a discontinued  operation is still  required,  but SFAS 144 expands the  presentation  to include a component of an entity,  rather than  strictly a business  segment as  defined  in SFAS 131,  Disclosures  about  Segments  of an

Enterprise  and  Related  Information.  SFAS 144  also  eliminates  the  current exemption  to  consolidation  when  control  over a  subsidiary  is likely to be temporary.  This  statement is effective  for all fiscal years  beginning  after

December 15, 2001. The adoption of this pronouncement on January 1, 2003 did not have  a  material  effect  on  the  Company's  financial  position,  results  of operations or liquidity.

     Statement  No.  145,  "Rescission  of FASB  Statements  No. 4, 44,  and 64,

Amendment of FASB  Statement  No. 13, and Technical  Corrections,"  ("SFAS 145")

updates, clarifies, and simplifies existing accounting pronouncements. Statement

No.  145  rescinds  Statement  4,  which  required  all  gains and  losses  from extinguishment  of debt to be  aggregated  and, if  material,  classified  as an extraordinary  item, net of related income tax effect. As a result, the criteria in Opinion 30 will now be used to classify those gains and losses.  Statement 64 amended  Statement 4, and is no longer  necessary  because  Statement 4 has been rescinded.  Statement 44 was issued to establish accounting requirements for the effects  of  transition  to the  provisions  of the motor  Carrier  Act of 1980.

Because the transition has been completed,  Statement 44 is no longer necessary.

Statement 145 amends  Statement 13 to require that certain  lease  modifications that have economic effects similar to  sale-leaseback  transactions be accounted for in the same  manner  as sale-  leaseback  transactions.  This  amendment  is

consistent  with  FASB's  goal  requiring  similar   accounting   treatment  for

transactions that have similar economic effects. This statement is effective for fiscal  years  beginning  after May 15,  2002.  The  adoption of SFAS 145 is not expected to have a material impact on the Company's financial position,  results of operations or liquidity.

                   Webb Mortgage Depot, Inc. and Subsidiaries

               Notes to Consolidated Interim Financial Statements

                               September 30, 2004

                                   (Unaudited)

     Statement  No. 146,  "Accounting  for Exit or Disposal  Activities"  ("SFAS

146")  addresses the  recognition,  measurement,  and reporting of cost that are associated with exit and disposal  activities  that are currently  accounted for pursuant to the guidelines set forth in EITF 94-3,  "Liability  Recognition  for

Certain  Employee  Termination  Benefits  and  Other  Costs to exit an  Activity

(including  Certain  Cost  Incurred  in  a  Restructuring),"   cost  related  to

terminating  a  contract  that is not a  capital  lease  and one-  time  benefit arrangements received by employees who are involuntarily terminated - nullifying the guidance under EITF 94-3.  Under SFAS 146, the cost  associated with an exit or disposal activity is recognized in the periods in which it is incurred rather than at the date the  Company  committed  to the exit plan.  This  statement  is effective for exit or disposal  activities  initiated  after March 31, 2003 with earlier application encouraged. The adoption of SFAS 146 is not expected to have a material impact on the Company's financial position,  results of operations or liquidity.

     Statement No. 148, "Accounting for Stock-Based  Compensation-Transition and

Disclosure",   amends  FASB  Statement  No.  123,  "Accounting  for  Stock-Based

Compensation." In response to a growing number of companies  announcing plans to record  expenses  for the fair value of stock  options,  Statement  148 provides alternative methods of transition for a voluntary change to the fair value based method  of  accounting  for  stock-based  employee  compensation.  In  addition,

Statement  148 amends the  disclosure  requirements  of Statement 123 to require more prominent and more frequent  disclosures in financial  statements about the effects of stock-based compensation.  The Statement also improves the timeliness of those  disclosures by requiring that this  information be included in interim as well as annual financial statements.  In the past, companies were required to make pro forma disclosures only in annual financial  statements.  The transition guidance and annual  disclosure  provisions  of Statement  148 are effective for fiscal years ending after December 15, 2002, with earlier application  permitted in certain  circumstances.  The interim disclosure  provisions are effective for financial reports containing  financial statements for interim periods beginning after  December 15,  2002.  The Company  adopted the  disclosure  provisions  of

Statement 148 for the year ended December 31, 2002, but will continue to use the method  under  APB 25 in  accounting  for stock  options.  The  adoption  of the disclosure  provisions  of Statement  148 did not have a material  impact on the

Company's financial position, results of operations or liquidity.

                   Webb Mortgage Depot, Inc. and Subsidiaries

               Notes to Consolidated Interim Financial Statements

                               September 30, 2004

                                   (Unaudited)

     (P) Segment Reporting

     The Company complies with SFAS No. 131,  "Disclosures  about Segments of an

Enterprise and Related  Information."  Based upon  definitions  contained within

SFAS No.  131,  the  Company has  determined  that it operates in two  segments;

mortgage brokerage and real estate development.

Note 2   Property and Equipment

     Property and equipment consists of the following at June 30, 2004 and 2003:

                                         2004      2003

                                       --------  --------

     Leasehold improvements            $ 27,238  $ 26,611

     Computers and equipment              3,257     3,257

                                       --------  --------

                                         30,495    29,868

     Less: Accumulated depreciation      (9,466)   (3,469)

                                       --------  --------

     Property and Equipment, net       $ 21,029  $ 26,399

                                       =======    =======

     Depreciation  expense for the nine months ended September 30, 2004 and 2003 was $3,587 and $1,636, respectively.

Note 3   Lines of Credit

     The Company maintained an overdraft credit line with a bank for funds up to

$5,000.  The principal amount is due on demand. The line bears interest at prime plus 3% (8% and 7.75% as of September 30, 2004 and 2003, respectively).  Amounts outstanding,  including  accrued  interest at  September  30, 2004 and 2003 were

$3,882, and $4,360, respectively.

     The Company  maintains a $50,000 line of credit with a bank. The line bears interest  at prime  plus 3% (7.25%  and 7.75% at  September  30,  2004 and 2003,

respectively).  The loan is due on demand  and is  secured  by all assets of the

Company with a guarantee by the  president of the Company.  Amounts  outstanding including  accrued  interest at  September  30,  2004 and 2003 were  $48,274 and

$48,412, respectively. (See Note 9)

Note 4   Stockholders' Equity

     (A) Common Stock

     During  January and February  2001,  the Company  raised  $206,000,  net of offering  costs of $19,000,  for  450,000  common  shares  pursuant to a private placement offering at $0.50 per share.

                   Webb Mortgage Depot, Inc. and Subsidiaries

               Notes to Consolidated Interim Financial Statements

                               September 30, 2004

                                   (Unaudited)

Note 4   Stockholders' Equity(continued)

     In July 2001, the Company granted an aggregate  200,000 common shares to an investment-banking  firm, to an individual  related to that firm for  consulting services  rendered,  and  terminated  its  relationship  with  those  parties by obtaining general releases from any future  obligations.  The shares were valued at the recent  cash-offering  price of $0.50 per share or an aggregate $100,000,

which was charged to consulting expense in July 2001.

Note 5   Employment Agreement and Related Amendment

     The Company  entered into an  employment  agreement,  effective  January 1,

2000,  with its  president to pay him $135,000 per year with annual 10% increase and a bonus  of 1% of gross  commission  revenues  plus  additional  bonuses  as stipulated.  The president  may also receive stock options to acquire  1,000,000 common  shares at $3.00  per share  based on the  Company  achieving  stipulated revenue milestones. No options were issued as of December 31, 2001.

     The  president's  January 1, 2000  employment  agreement  was  amended  and restated on February 15, 2002 to reduce the annual  salary to $75,000  effective

January 1, 2002 and to remove all  commission  and  revenue  bonuses  during the remaining term of the agreement. (See Note 8)

Note 6   Commitments

     (A) Operating Lease

     On January 24, 2001,  effective  June 1, 2001,  the Company  entered into a three year office lease agreement for its North Carolina office.  Annual rent is

$11,298,  payable  monthly,  with a 4% annual  increase.  Future  minimum  lease payments as of September 30, 2004 are as follows:

        2004      $    2,910

                   Webb Mortgage Depot, Inc. and Subsidiaries

               Notes to Consolidated Interim Financial Statements

                               September 30, 2004

                                   (Unaudited)

Note 7   Related Parties

     The Company's  president  personally  guarantees  all amounts due under the line of credit (see Note 4).

     The Company  entered into an employment  agreement  with its president (see

Note 5).

Note 8  Income Taxes

     There was no income tax during the quarters  ended  September  30, 2004 and

2003 due to the Company's accumulated net losses.

     The  Company  has a net  operating  loss carry  forward  of  approximately.

$500,000 available to offset future taxable income through 2022.

Note 9  Going Concern

     As reflected in the accompanying consolidated interim financial statements,

the  Company  has a net income of $ 63,745 in 2004,  an  accumulated  deficit of

$1,209,856  at September  30, 2004,  cash  provided by  operations of $77,278 in

2004,  and working  capital of $70,423 at September 30, 2004. The ability of the

Company to continue as a going concern is dependent on the Company's  ability to generate future profits or raise additional capital. The consolidated  financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

     Management  has cut its  operating  expenses  since  January 1,  2002.  The

Company has also entered a new business segment, real estate development and has begun to generate  revenue from this  segment.  The Company  intends to meet its obligations from generating income from operations. Management believes that the actions  presently  being  taken  provide  the  opportunity  for the  Company to continue as a going concern.


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2003 AND 2002

                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2003 AND 2002

                                                                      Pages(s)

Report of Independent Registered Public Accounting Firm                   1

Balance Sheets as of December 31, 2003 and 2002                           2

Statements of Operations for the year ended December 31, 2003 and for the period November 27, 2002 (Inception) through

     December 31, 2002 with Cumulative Totals Since Inception             3

Statement of Changes in Stockholders’ Equity for the year ended

     December 31, 2003 and for the period November 27, 2002

     (Inception) through December31, 2002                                 4

Statements of Cash Flows for the year ended December 31, 2003 and for the period November 27, 2002 (Inception) through

     December 31, 2002 with Cumulative Totals Since Inception            5-6

Notes to Financial Statements                                            7-13


                        BAGELL, JOSEPHS & COMPANY, L.L.C.

                          Certified Public Accountants

                               High Ridge Commons

                                 Suites 400-403

                           200 Haddonfield Berlin Road

                           Gibbsboro, New Jersey 08026

                        (856) 346-2828 Fax (856) 346-2882

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Medical Connections, Inc.

     We have audited the accompanying balance sheet of Medical Connections, Inc.

(a development  stage company) (a Florida  corporation) as of December 31, 2003,

and the related statements of operations,  changes in stockholders'  equity, and cash  flows  for the year  then  ended  and for the  period  November  27,  2002

(inception)  through  December  31, 2002.  These  financial  statements  are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audits in accordance with auditing standards of the Public

Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain  reasonable  assurance about whether the financial  statements  are free of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the  financial  statements.  An audit also  includes  assessing  the  accounting principles  used  and  significant  estimates  made  by  management,  as well as evaluating the overall  financial  statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     The accompanying  financial statements for the year ended December 31, 2003 have been prepared  assuming that the Company will continue as a going  concern.

As discussed in Note 7 to the  financial  statements,  the Company  sustained an operating loss and has no recurring operating revenue,  which raises substantial doubt about its ability to continue as a going concern.  Management’s  operating and financing plans in regard to these matters are also discussed in Note 7. The financial  statements do not include any adjustments  that might result from the outcome of these uncertainties.

     In our opinion,  the financial statements referred to above present fairly,

in all material respects, the financial position of Medical Connections, Inc., a development  stage company as of December 31, 2003 and 2002,  and the results of its  operations  and its  cash  flows  for the  year and  period  then  ended in conformity with accounting principles generally accepted in the United States of

America. .

Bagell, Josephs & Company LLC

Bagell, Josephs & Company LLC

Certified Public Accountants

Gibbsboro, New Jersey

December 3, 2004

        MEMBER OF:        AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

                          NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

                          PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

                          NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS


                            MEDICAL CONNECTIONS, INC

                          (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEETS

                           DECEMBER 31, 2003 and 2002

                                                  ASSETS

                                          2003                2002

                                   -------------------- -----------------

CURRENT ASSET

Cash                                      $    49,585       $     -

                                   -------------------- -----------------

Total current assets                           49,585             -

                                   -------------------- -----------------

EQUIPMENT

Equipment                                       9,110             -

Less: accumulated depreciation                   (191)            -

                                   -------------------- -----------------

Net equipment                                   8,919             -

                                   -------------------- -----------------

TOTAL ASSETS                              $    58,504       $     -

                                   ==================== =================

                                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Liability for stock to be issued          $    50,000       $     -

                                   -------------------- -----------------

Total current liabilities                      50,000             -

                                   -------------------- -----------------

STOCKHOLDERS' EQUITY

Common stock, $.001 par value, 50,000,000

shares authorized, 8,730,000 and 8,550,000

shares issued and oustanding at December

 31, 2003 and 2002, respectively                8,730            8,550

Additional paid-in capital                    179,820             -

Subscription receivable                        (8,550)          (8,550)

Accumulated deficit                          (171,496)            -

                                    -------------------- -----------------

Total stockholders' equity                      8,504             -

                                    -------------------- -----------------

TOTAL LIABILITIES AND STOCKHOLDERS'

  EQUITY                                 $     58,504       $     -

                                     ==================== =================

                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENTS OF OPERATION

                FOR THE YEAR ENDED DECEMBER 31, 2003 AND FOR THE

            PERIOD NOVEMBER 27, 2002 (INCEPTION) TO DECEMBER 31, 2002

                     (WITH CULMATIVE TOTALS SINCE INCEPTION)

                                                                    Cumulative

                                                                      Totals

                                                                    27-Nov-02

                                                                    (inception)

                                                                         to

                                         2003       2002        Dec 31, 2003

                                     ----------- ---------- -------------------

REVENUES                              $  15,342  $   -         $  15,342

                                     ----------- ---------- -------------------

OPERATING EXPENSES

Advertising and marketing                18,830      -           18,830

Administrative                           21,352      -           21,352

Commissions                              74,302      -           74,302

Outside services/payroll & payroll

  taxes                                  31,789      -           31,789

Professional fees                        10,905      -           10,905

Rent                                     15,515      -           15,515

Telephone                                 6,575      -            6,575

Travel and entertainment                  7,379      -            7,379

Depreciation                                191      -              191

                                     ----------- ---------- -------------------

Total operating expenses                186,838      -          186,838

                                     ----------- ---------- -------------------

NET (LOSS) FROM OPERATIONS AND

 BEFORE PROVISION FOR INCOME TAXES     (171,496)     -         (171,496)

Provision for income taxes                 -         -             -

                                     ----------- ---------- -------------------

NET (LOSS) APPLICABLE TO

 COMMON SHARES                        $(171,496) $   -       $ (171,496)

                                     =========== ========== ===================

BASIC AND DILUTED LOSS

   PER SHARE                          $   (0.02) $   -

                                     =========== ==========

WEIGHTED AVERAGE NUMBER

  OF COMMON SHARES                    8,614,490   8,550,000

                                     =========== ==========


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                        STATEMENT OF STOCKHOLDER'S EQUITY

                FOR THE YEAR ENDED DECEMBER 31, 2003 AND FOR THE

            PERIOD NOVEMBER 27, 2002 (INCEPTION) TO DECEMBER 31, 2002

                                  Additional

                 Common Stock      Paid - In   Accumulated   Subscription

                                 -----------

Description    Shares     Amount    Capital      Deficit      Receivable  Total

              --------   -------  ---------   -----------  ----------- --------

Balance, November

 27, 2002         -      $   -    $    -      $    -        $   -      $    -

Common stock

 issued to

 founders    8,550,000    8,550        -           -          (8,550)       -

Net income

 for the period   -          -         -           -            -           -

              --------  -------   ---------   ----------   ----------- --------

Balance, December

 31, 2002    8,550,000    8,550        -           -          (8,550)       -

Common stock

 issued for

 cash         180,000       180     179,820        -            -      180,000

Net loss for

 the year        -          -          -       (171,496)        -     (171,496)

           ---------- --------- ----------- ------------- ----------- --------

Balance, December

 31, 2003   8,730,000  $  8,730   $ 179,820   $(171,496)    $ (8,550) $  8,504

           ========== ========= =========== ============= =========== ========


                            MEDICAL CONNECTIONS, INC

                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF CASH FLOWS

                FOR THE YEAR ENDED DECEMBER 31, 2003 AND FOR THE

            PERIOD NOVEMBER 27, 2002 (INCEPTION) TO DECEMBER 31, 2002

                    (WITH CUMULATIVE TOTALS SINCE INCEPTION)

                                                               Cumulative

                                                                 Totals

                                                              Nov 27, 2002

                                                              (inception)

                                                                  to

                                                               to Dec 31,

                                           2003       2002        2003

                                       ----------- --------- --------------

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                $ (171,496) $   -    $   (171,496)

Adjustments to reconcile net loss to

 net cash used in operating

 activities:

 Depreciation                                  191      -             191

                                        ----------- --------- --------------

Net cash (used in) operating

 activities                               (171,305)     -        (171,305)

                                        ----------- --------- --------------

CASH FLOWS FROM INVESTING ACTIVITIES

 Purchase of equipment                      (9,110)     -          (9,110)

                                        ----------- --------- --------------

Net cash (used in) investing activities     (9,110)     -          (9,110)

                                        ----------- --------- --------------

CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from issuance of common stock    180,000      -         180,000

 Liabiltiy for stock to be issued           50,000      -          50,000

                                        ----------- --------- --------------

Net cash provided by financing

  activities                               230,000      -         230,000

                                        ----------- --------- --------------

NET INCREASE IN CASH AND CASH

   EQUIVALENTS                              49,585      -         49,585

CASH AND CASH EQUIVALENTS

     -BEGINNING OF YEAR                       -         -           -

                                        ----------- --------- --------------

CASH AND CASH EQUIVALENTS

    - END OF YEAR                       $   49,585  $   -     $   49,585

                                        =========== ========= ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW

SUPPLEMENTAL DISCLOSURE OF NON-CASH

ACTIVITIES

Unrealized gain (loss) on securities    $     -     $   -     $    -

                                         =========== ========= ==============

INFORMATION:

Cash paid during the period for:

    Interest                            $     -     $   -     $    -

                                         =========== ========= ==============

SUPPLEMENTAL DISCLOSURE OF NON-CASH

   INFORMATION:

Common stock issued for services        $     -     $   -     $    -

                                         =========== ========= ==============

Subscription receivable for common

 stock issued to founders               $     -     $  8,550  $   8,550

                                         =========== ========= ==============


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

     Medical  Connections,  Inc. (the Company) (a development  stage enterprise)

was  incorporated  on November  27, 2002 under the laws of the State of Florida.

The  business  purpose of the Company is to  specialize  in the  recruiting  and placing of healthcare professionals in a variety of settings.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Development Stage Company

     The  Company is  considered  to be in the  development  stage as defined in

Statement  of  Financial  Accounting  Standards  (SFAS) No. 7,  “Accounting  and

Reporting  by   Development   Stage   Enterprises.”   The  Company  is  devoting

substantially   all  of  its  efforts  to  developing  and  marketing   business

relationships in the healthcare industry.

                  Use of Estimates

     The  preparation  of financial  statements  in conformity  with  accounting

principles   generally  accepted  in  the  United  States  of  America  requires management to make estimates and assumptions that affect the amounts reported in the financial  statements and  accompanying  notes.  Actual results could differ from those estimates.

                  Cash and Cash Equivalents

     Cash and cash equivalents  consists principally of currency on hand, demand deposits at commercial  banks, and liquid  investment funds having a maturity of three months or less at the time of purchase.

                                        7


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2003

NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  Equipment

     Equipment  are  stated  at  cost.   Depreciation   is  computed  using  the

straight-line  method over the  estimated  useful lives of the assets,  three to five years.  Reviews are  regularly  performed  to determine  whether  facts and circumstances  exist  that  indicate  carrying  amount  of  assets  may  not  be recoverable or the useful life is shorter than originally estimated. The Company assesses  the  recoverability  of  its  equipment  by  comparing  the  projected undiscounted net cash flows associated with the related asset or group of assets

over  their  remaining  lives  against  their   respective   carrying   amounts.

Impairment,  if any, is based on the excess of the carrying amount over the fair value of those assets.

     If assets  are  determined  to be  recoverable,  but the  useful  lives are shorter  than  originally  estimated,  the  net  book  value  of the  assets  is depreciated over the newly determined  remaining useful lives. When equipment is retired or otherwise disposed of, the cost and related accumulated  depreciation are removed  from the  accounts  and the  resulting  gain or loss is included in operations.

                  Income Taxes

     The Company has adopted the provisions of Statement of Financial Accounting

Standards ("SFAS") No. 109,  Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting of income taxes,  and the  recognition  of  deferred  tax assets and  liabilities  for the temporary differences between the financial reporting bases and tax bases of the

Company's  assets and  liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled

                  Advertising

     The Company’s  policy is to expense the costs of advertising  and marketing as they are incurred.  Advertising  expense for the year ended December 31, 2003 and for the period  November  27,  2002  (inception)  to  December  31, 2002 was

$18,830 and $0, respectively.

                  Start-up Costs

     In accordance with the American  Institute of Certified Public  Accountants

Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", the

Company  expenses  all  costs  incurred  in  connection  with the  start-up  and organization of the Company.

                                        8


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2003

NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  Stock-Based Compensation

     Employee stock awards under the Company's  compensation plans are accounted for in accordance  with Accounting  Principles  Board Opinion No. 25 ("APB 25"),

"Accounting  for Stock Issued to Employees",  and related  interpretations.  The

Company   provides  the  disclosure   requirements  of  Statement  of  Financial

Accounting Standards No. 123,  "Accounting for Stock-Based  Compensation" ("SFAS

123"), and related  interpretations.  Stock-based  awards to  non-employees  are accounted  for under the  provisions  of SFAS 123 and has adopted  the  enhanced disclosure provisions of SFAS No. 148 "Accounting for Stock-Based  Compensation-

Transition and Disclosure, an amendment of SFAS No. 123".

     The Company  measures  compensation  expense for its  employee  stock-based compensation using the intrinsic-value  method. Under the intrinsic-value method of accounting for stock-based  compensation,  when the exercise price of options granted to employees  is less than the  estimated  fair value of the  underlying stock on the date of grant, deferred compensation is recognized and is amortized to  compensation  expense over the  applicable  vesting  period.  In each of the periods  presented,  the vesting period was the period in which the options were granted.

     The Company measures compensation expense for its non-employee  stock-based compensation  under the Financial  Accounting  Standards  Board (FASB)  Emerging

Issues Task Force (EITF) Issue No.  96-18,  "Accounting  for Equity  Instruments

that are Issued to Other Than  Employees for Acquiring,  or in Conjunction  with

Selling,  Goods or  Services".  The fair value of the  option  issued is used to measure the  transaction,  as this is more  reliable  than the fair value of the services  received.  The fair value is  measured  at the value of the  Company's common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty's  performance is complete.  The fair value of the equity  instrument  is  charged  directly  to  compensation  expense  and additional paid-in capital.

                                        9


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  (CONTINUED)

                  Common Stock Issued For Other Than Cash

     Services purchased and other  transactions  settled in the Company's common stock are recorded at the estimated fair value of the stock issued if that value is more readily determinable than the fair value of the consideration received.

                  Earnings (Loss) Per Share of Common Stock

     Historical  net  income  (loss)  per  common  share is  computed  using the weighted average number of common shares outstanding. Diluted earnings per share

(EPS) include additional  dilution from common stock equivalents,  such as stock issuable  pursuant to the exercise of stock options and  warrants.  Common stock equivalents  were not included in the computation of diluted  earnings per share when the  Company  reported a loss  because to do so would be  antidilutive  for periods presented

The following is a reconciliation of the computation for basic and diluted EPS:

                                                      2003           2002

                                               --------------  ---------------

       Net income(loss)                         $  171,496      $     -

                                               --------------  ---------------

       Weighted average common shares

          outstanding(basic)                     8,614,490        8,550,000

       Weighted average common stock

          equivalents

          Stock options                               -                -

          Warrants                                    -                -

                                               -------------   ---------------

       Weighted average common shares

          outstanding(diluted)                  8,614,490         8,550,000

                                               =============   ===============

     All dilutive  securities  were not included in the  calculation of dilutive earnings per share  because the effect would be  anti-dilutive  when the Company has incurred a loss from operations.

                  Revenue Recognition

     The Company records its transactions under the accrual method of accounting whereby income gets  recognized when the services are rendered and collection is reasonably assured.

                                       10


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  (CONTINUED)

                  Fair Value of Financial Instruments

     The  carrying  amount  reported  in the  balance  sheets  for cash and cash equivalents and liability for stock to be issued  approximate fair value because of the immediate or short-term maturity of these financial instruments.

                  Recent Accounting Pronouncements

     In December  2002,  the FASB issued  Statement  No.  148,  "Accounting  for

Stock-Based   Compensation-Transition  and  Disclosure,  an  amendment  of  FASB

Statement  No.  123"("SFAS  148").  SFAS 148  amends  FASB  Statement  No.  123,

"Accounting for Stock-Based  Compensation,"  to provide  alternative  methods of transition for an entity that voluntarily changes to the fair value based method of  accounting  for  stock-based  employee  compensation.  It  also  amends  the disclosure  provisions of that Statement to require  prominent  disclosure about the effects on reported net income of an entity’s  accounting  policy  decisions with respect to  stock-based  employee  compensation.  Finally,  this  Statement amends  Accounting  Principles Board ("APB") Opinion No. 28, "Interim  Financial

Reporting",  to require  disclosure  about  those  effects in interim  financial information.  SFAS 148 is effective  for financial  statements  for fiscal years ending  after  December  15,  2002.  The  Company  will  continue to account for stock-based  employee  compensation  using  the  intrinsic  value  method of APB

Opinion No. 25,  "Accounting for Stock Issued to Employees," but has adopted the enhanced disclosure requirements of SFAS 148.

     In May 2003,  the FASB  issued SFAS  Statement  No.  150,  "Accounting  for

Certain  Financial  Instruments  with  Characteristics  of both  Liabilities and

Equity".  This Statement  establishes standards for how an issuer classifies and measures certain financial  instruments with characteristics of both liabilities and equity.  It requires that an issuer classify a financial  instrument that is within  its  scope as a  liability  (or an asset  in some  circumstances).  This statement is effective for financial  instruments entered into or modified after

May 31, 2003,  and  otherwise is effective at the beginning of the first interim period  beginning  after  June  15,  2003,  except  for  mandatorily  redeemable financial  instruments  of  nonpublic  entities,  if  applicable.  It  is  to be implemented  by reporting  the  cumulative  effect of a change in an  accounting principle  for  financial  instruments  created  before the issuance date of the

Statement and still existing at the beginning of the interim period of adoption.

The  adoption  of  this  statement  did not  have a  significant  impact  on the

Company's results of operations or financial position.

                                       11


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2003

NOTE 3 - PROVISION FOR INCOME TAXES

     The Company accounts for income taxes using the liability method.

     At December 31, 2003 and 2002 deferred tax assets consist of the following:

                                                      2003           2002

                                               --------------  ---------------

                   Provision for taxes          $    51,449      $     -

                   Less: valuation allowance        (51,449)           -

                                               --------------  ---------------

                   Net deferred assets          $      -         $     -

                                               ==============  ===============

     At December 31, 2003, the Company had  accumulated  deficits  approximating

$171,500,  available to offset future  taxable  income through 2024. The Company established  valuation  allowances  equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating  losses in the future period.

NOTE 4 -          STOCKHOLDERS' EQUITY

                  Common Stock

     As of December 31, 2003, the Company has 50,000,000  shares of common stock authorized at $0.001 par value and 8,730,000 issued and outstanding.

     The following details the stock transactions for the Company:

     In 2003,  the  Company  issued  180,000  shares  of its  common  stock  for

$180,000.

     In the year 2002,  the Company  issued  8,550,000  shares of its $0.001 par value common stock to the founders of the Company for a value of $8,550.

                                       12


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2003

NOTE 5-  EQUIPMENT

     Equipment consist of the following at December 31, 2003 and 2002:

                                                      2003           2002

                                               --------------  ---------------

           Computer and office equipment         $   9,110      $     -

           Less: accumulated depreciation             (191)           -

                                               --------------  ---------------

           Net book value                        $   8,919      $     -

                                               ==============  ===============

     Depreciation  expense for the years ended  December 31, 2003 and 2002 was $

191 and $0, respectively.

NOTE 6 -       RELATED PARTY TRANSACTION

     The Company  utilized office space at the personal  residence of one of the shareholders  of the Company  and was not  charged  any rental  expense for said office  usage for the year ended  December 31, 2002.  This  agreement  ceased to exist on November 1, 2003 as a new office facility was leased as of that date on a month-to-month basis.

NOTE 7 -          GOING CONCERN

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America,  which contemplates  continuation  of the Company as a going  concern.  The Company has sustained an operating  loss, is in the  development  stage and has no recurring revenues.  These items raise  substantial  doubt about the Company’s  ability to continue as a going concern.

     In view of these  matters,  realization  of the  assets of the  Company  is dependent upon the Company’s ability to meet its financial  requirements and the success  of  future  operations.  These  financial  statements  do  not  include adjustments  relating to the recoverability and classification of recorded asset amounts and  classification  of liabilities  that might be necessary  should the

Company be unable to continue in existence.

     The Company's continued existence is dependent upon its ability to generate sufficient cash flows from equity  financing and product  revenues.  The Company anticipates generating revenues in the first quarter of 2004.


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                          REVIEWED FINANCIAL STATEMENTS

                           SEPTEMBER 30, 2004 AND 2003

                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                           SEPTEMBER 30, 2004 AND 2003

                                                                   Pages(s)

Report of Independent Registered Public Accounting Firm                      1

Reviewed Balance Sheets as of September 30, 2004 and 2003                    2

Reviewed Statements of Operations for the nine months September 30, 2004

     and 2003 with cumulative totals since November 27, 2002 (Inception)     3

Reviewed Statement of Changes in Stockholders’ Equity for the nine

     months ended September 30, 2004 and 2003                                4

Reviewed Statements of Cash Flows for the nine months ended

     September 30, 2004and 2003 with cumulative totals since

     November 27, 2002 (Inception)                                           5

Reviewed Notes to Financial Statements                                     6-12


                        BAGELL, JOSEPHS & COMPANY, L.L.C.

                          Certified Public Accountants

                               High Ridge Commons

                                 Suites 400-403

                           200 Haddonfield Berlin Road

                           Gibbsboro, New Jersey 08026

                        (856) 346-2828 Fax (856) 346-2882

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Medical Connections, Inc.

     We have reviewed the  accompanying  balance sheets of Medical  Connections,

Inc. (a  Development  Stage  Company) as of September  30, 2004 and 2003 and the

related statements of operations, changes in stockholders' equity (deficit), and cash flows for the nine months then ended.  These interim  financial  statements are the responsibility of the Company's management.

     We conducted  our reviews in  accordance  with the  standards of the Public

Company  Accounting  Oversight  Board  (United  States).  A  review  of  interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the

Public  Company  Accounting  Oversight  Board,  the  objective  of  which is the expression of an opinion  regarding the financial  statements  taken as a whole.

Accordingly, we do not express such an opinion.

     Based on our reviews,  we are not aware of any material  modifications that should be made to the financial  statements  referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.

     The accompanying  financial statements have been prepared assuming that the

Company  will  continue  as a  going  concern.  As  discussed  in  Note 7 to the financial  statements,  the Company  sustained an operating  loss and has little reoccurring operating revenue,  which raises substantial doubt about its ability to continue as a going concern.  Management’s  operating and financing  plans in regard to these matters are also  discussed in Note 7. The financial  statements do not  include  any  adjustments  that might  result  from the outcome of these uncertainties

s/s Bagell, Josephs & Company LLC

Bagell, Josephs & Company LLC

Certified Public Accountants

Gibbsboro, New Jersey

December 3, 2004

        MEMBER OF:     AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

                       NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

                       PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

                       NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                             REVIEWED BALANCE SHEETS

                           SEPTEMBER 30, 2004 AND 2003

                                     ASSETS

                                               2004                 2003

                                        ---------------- ---------------------

CURRENT ASSETS

   Cash                                     $ 133,942         $   37,179

   Loan receivable - related party             63,500               -

                                        ---------------- ---------------------

Total current assets                          197,442             37,179

                                        ---------------- ---------------------

EQUIPMENT

   Equipment                                    9,425               -

   Less:  accumulated depreciation             (1,990)              -

                                       ----------------- ---------------------

Net equipment                                   7,435               -

                                       ----------------- ---------------------

TOTAL ASSETS                                $ 204,877         $    37,179

                                       ================= =====================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LONG - TERM LIABILITIES

  Officers' loan payable                    $    -            $     3,925

                                       ----------------- ---------------------

Total long-term liabilities                      -                  3,925

                                       ----------------- ---------------------

STOCKHOLDERS' EQUITY

  Common Stock, $.001 par value;

  50,000,000 shares authorized;

  6,565,949 and 8,706,500 shares

  issued and outstanding

  at September 30, 2004 and September

      30, 2003                                 6,566                8,706

  Additional paid-in capital                 565,383              156,344

  Subscriptions receivable                    (6,000)              (8,550)

  Accumulated deficit                       (361,072)            (123,246)

                                       ----------------- ---------------------

Total stockholders' equity                   204,877               33,254

                                       ----------------- ---------------------

TOTAL LIABILITIES AND STOCKHOLDERS'

    EQUITY                                 $ 204,877          $    37,179

                                       ================= =====================


                            MEDICAL CONNECTIONS, INC

                          (A DEVELOPMENT STAGE COMPANY)

                        REVIEWED STATEMENTS OF OPERATION

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

           WITH CUMULATIVE TOTALS SINCE NOVEMBER 27, 2002 (INCEPTION)

                                                                 Cumulative

                                                                   Totals

                                                               Nov 27, 2002

                                  2004         2003          to Sept 30, 2004

                            -------------- -------------- ---------------------

REVENUES                       $   19,639    $   5,977      $   34,981

                            -------------- -------------- ---------------------

OPERATING EXPENSES

 Advertising and marketing         14,909       14,006          33,739

 Administrative                    38,033       17,252          59,385

 Automotive                         2,580         -              2,580

 Commissions                       11,000        4,739          85,302

 Outside services/payroll

   & payroll taxes                124,777       67,526         156,566

 Professional fees                 12,329       10,250          23,234

 Rent                               8,480        6,862          23,995

 Telephone                          3,686        3,447          10,261

 Travel and entertainment           4,622        5,141          12,001

 Depreciation                       1,799         -              1,990

                             -------------- -------------- --------------------

Total operating expenses          222,215      129,223         409,053

                             -------------- -------------- --------------------

NET (LOSS) BEFORE OTHER

    INCOME                       (202,576)    (123,246)       (374,072)

                             -------------- -------------- --------------------

OTHER INCOME

 Litigation award                  13,000         -             13,000

                             -------------- -------------- --------------------

NET (LOSS) BEFORE

PROVISION FOR INCOME TAXES       (189,576)    (123,246)       (361,072)

 Provision for income taxes          -            -               -

                             -------------- -------------- --------------------

NET (LOSS) APPLICABLE TO

COMMON SHARES                   $(189,576)   $(123,246)      $(361,072)

                             ============== ============== ====================

BASIC AND DILUTED LOSS

     PER SHARE                  $  (0.022)   $  (0.014)

                             ============== ==============

WEIGHTED AVERAGE NUMBER

     OF COMMON SHARES           8,761,145    8,577,451

                             ============== ==============


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                   REVIEWED STATEMENT OF STOCKHOLDERS' EQUITY

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

                                   Additional

                    Common Stock   Paid - In   Accumulated Subscription

                                  -----------

Description       Shares    Amount  Capital      Deficit    Receivable    Total

               --------- -------- ----------  -----------  ----------- --------

Balance, January

 1, 2003        8,550,000  $  8,550 $    -     $    -      $ (8,550) $   -

Common stock

 issued for cash  156,500       156   156,344       -          -       156,500

Net loss for

 the period          -         -         -      (123,246)      -      (123,246)

                ---------  -------- ---------  ---------- ---------- ----------

Balance, September

 30, 2003      8,706,500   $  8,706 $ 156,344  $(123,246)   $  (8,550) $33,254

               ==========  ======== =========  =========  =========== ==========

Balance, January

 1, 2004       8,730,000   $  8,730 $ 179,820  $(171,496)   $  (8,550) $ 8,504

Common stock issued

 for cash        385,949        386   385,563       -            -     385,949

Forfeiture of common

 stock by

founders      (2,550,000)    (2,550)     -          -           2,550     -

Net loss for

 the period         -          -         -      (189,576)        -     (189,576)

               ----------  --------- --------- ---------   ---------- ----------

Balance, September

 30, 2004       6,565,949  $  6,566 $ 565,383  $(361,072)   $  (6,000)$ 204,877

              ==========   ========= ========= =========   ========== ==========


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                        REVIEWED STATEMENTS OF CASH FLOWS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

           WITH CUMULATIVE TOTALS SINCE NOVEMBER 27, 2002 (INCEPTION)

                                                                  Cumulative

                                                                   Totals

                                                                Nov 27, 2002

                                      2004          2003       to Sept 30, 2004

                                --------------- ------------- -----------------

CASH FLOWS FROM OPERATING

     ACTIVITIES

 Net (loss)                         $ (189,576)   $ (123,246)    $  (361,072)

                                --------------- ------------- -----------------

Adjustments to reconcile net loss

to net cash provided by

 operating activities:

Depreciation                             1,799          -              1,990

Changes in assets and liabilities:

(Increase) in loan receivable

    -related party                     (63,500)         -            (63,500)

                                --------------- ------------- -----------------

Total adjustments                      (61,701)         -            (61,510)

                                --------------- ------------- -----------------

Net cash (used in) operating

  activities                          (251,277)     (123,246)       (422,582)

                                --------------- ------------- -----------------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of equipment                     (315)         -            (9,425)

                                --------------- ------------- -----------------

Net cash (used in) investing

  activities                              (315)         -            (9,425)

                                --------------- ------------- -----------------

CASH FLOWS FROM FINANCING ACTIVITIES

Issuance of common stock                385,949      156,500        565,949

Decrease in liability for

   stock to be issued                   (50,000)        -              -

Officers' loan payable                     -           3,925           -

                                --------------- ------------- -----------------

Net cash provided by financing

   activities                           335,949      160,425        565,949

                                --------------- ------------- -----------------

NET INCREASE IN CASH

 AND CASH EQUIVALENTS                    84,357       37,179        133,942

CASH AND CASH EQUIVALENTS -

   BEGINNING OF PERIOD                   49,585         -              -

                                --------------- ------------- -----------------

CASH AND CASH EQUIVALENTS -

   END OF PERIOD                     $  133,942    $  37,179    $   133,942

                                =============== ============= =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW

   INFORMATION:

 Cash paid during the period

                      for:

   Interest                          $     -       $    -       $      -

                                =============== ============= =================

SUPPLEMENTAL DISCLOSURE OF NON-CASH

   INFORMATION:

Forfeiture of common stock

   and pending

   receivable by founders            $   2,550     $    -       $     2,550

                                =============== ============= =================


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                     REVIEWED NOTES TO FINANCIAL STATEMENTS

                           SEPTEMBER 30, 2004 AND 2003

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

     Medical  Connections,  Inc. (the Company) (a development  stage enterprise)

was  incorporated  on November  27, 2002 under the laws of the State of Florida.

The  business  purpose of the Company is to  specialize  in the  recruiting  and placing of healthcare professionals in a variety of settings.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Use of Estimates

     The  preparation  of financial  statements  in conformity  with  accounting

principles   generally  accepted  in  the  United  States  of  America  requires management to make estimates and assumptions that affect the amounts reported in the financial  statements and  accompanying  notes.  Actual results could differ from those estimates.

                  Cash and Cash Equivalents

     Cash and cash equivalents  consists principally of currency on hand, demand deposits at commercial  banks, and liquid  investment funds having a maturity of three months or less at the time of purchase.

                  Development Stage Company

     The  Company is  considered  to be in the  development  stage as defined in

Statement  of  Financial  Accounting  Standards  (SFAS) No. 7,  "Accounting  and

Reporting  by   Development   Stage   Enterprises."   The  Company  is  devoting

substantially   all  of  its  efforts  to  developing  and  marketing   business

relationships in the healthcare industry.

                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

               REVIEWED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           SEPTEMBER 30, 2004 AND 2003

NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  Equipment

     Equipment  is  stated  at  cost.   Depreciation   is  computed   using  the

straight-line  method over the  estimated  useful lives of the assets;  three to five years.  Reviews are  regularly  performed  to determine  whether  facts and circumstances  exist  that  indicate  carrying  amount  of  assets  may  not  be recoverable or the useful life is shorter than originally estimated. The Company assesses  the  recoverability  of its fixed assets by  comparing  the  projected undiscounted net cash flows associated with the related asset or group of assets

over  their  remaining  lives  against  their   respective   carrying   amounts.

Impairment,  if any, is based on the excess of the carrying amount over the fair value of those assets.

     If assets  are  determined  to be  recoverable,  but the  useful  lives are shorter  than  originally  estimated,  the  net  book  value  of the  assets  is depreciated over the newly determined  remaining useful lives. When fixed assets are  retired  or  otherwise  disposed  of,  the  cost  and  related  accumulated depreciation  are removed from the accounts  and the  resulting  gain or loss is included in operations.

                  Income Taxes

     The Company has adopted the provisions of Statement of Financial Accounting

Standards ("SFAS") No. 109,  Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting of income taxes,  and the  recognition  of  deferred  tax assets and  liabilities  for the temporary differences between the financial reporting bases and tax bases of the

Company’s  assets and  liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled

                  Advertising

     The Company's  policy is to expense the costs of advertising  and marketing as they are incurred. The cost was $14,909 and $14,006 for the nine months ended

September 30, 2004 and 2003 respectively.

                  Start-up Costs

     In accordance with the American  Institute of Certified Public  Accountants

Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", the

Company  expenses  all  costs  incurred  in  connection  with the  start-up  and organization of the Company.

                                        7

                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

               REVIEWED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           SEPTEMBER 30, 2004 AND 2003

NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  Stock-Based Compensation

     Employee stock awards under the Company's  compensation plans are accounted for in accordance  with Accounting  Principles  Board Opinion No. 25 ("APB 25"),

"Accounting  for Stock Issued to Employees",  and related  interpretations.  The

Company   provides  the  disclosure   requirements  of  Statement  of  Financial

Accounting Standards No. 123,  "Accounting for Stock-Based  Compensation" ("SFAS

123"), and related  interpretations.  Stock-based  awards to  non-employees  are accounted  for under the  provisions  of SFAS 123 and has adopted  the  enhanced disclosure provisions of SFAS No. 148 "Accounting for Stock-Based  Compensation-

Transition and Disclosure, an amendment of SFAS No. 123".

     The Company  measures  compensation  expense for its  employee  stock-based compensation using the intrinsic-value  method. Under the intrinsic-value method of accounting for stock-based  compensation,  when the exercise price of options granted to employees  is less than the  estimated  fair value of the  underlying stock on the date of grant, deferred compensation is recognized and is amortized to  compensation  expense over the  applicable  vesting  period.  In each of the periods  presented,  the vesting period was the period in which the options were granted.

     The Company measures compensation expense for its non-employee  stock-based compensation  under the Financial  Accounting  Standards  Board (FASB)  Emerging

Issues Task Force (EITF) Issue No.  96-18,  "Accounting  for Equity  Instruments

that are Issued to Other Than  Employees for Acquiring,  or in Conjunction  with

Selling,  Goods or  Services".  The fair value of the  option  issued is used to measure the  transaction,  as this is more  reliable  than the fair value of the services  received.  The fair value is  measured  at the value of the  Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s  performance is complete.  The fair value of the equity  instrument  is  charged  directly  to  compensation  expense  and additional paid-in capital.

                                        8


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

               REVIEWED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           SEPTEMBER 30, 2004 AND 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  (CONTINUED)

                  Common Stock Issued For Other Than Cash

     Services purchased and other  transactions  settled in the Company's common stock are recorded at the estimated fair value of the stock issued if that value is more readily determinable than the fair value of the consideration received.

                  Earnings (Loss) Per Share of Common Stock

     Historical  net  income  (loss)  per  common  share is  computed  using the weighted average number of common shares outstanding. Diluted earnings per share

(EPS) include additional  dilution from common stock equivalents,  such as stock issuable  pursuant to the exercise of stock options and  warrants.  Common stock equivalents  were not included in the computation of diluted  earnings per share when the  Company  reported a loss  because to do so would be  antidilutive  for periods presented

     The following is a reconciliation  of the computation for basic and diluted

EPS:

                                                      2004           2003

                                               --------------  ---------------

       Net income(loss)                         $ (189,576)      $  (123,246)

                                               --------------  ---------------

       Weighted average common shares

          outstanding(basic)                     8,761,145        8,550,000

       Weighted average common stock

          equivalents

          Stock options                               -                -

          Warrants                                    -                -

                                               -------------   ---------------

       Weighted average common shares

          outstanding(diluted)                   8,761,145        8,550,000

                                               =============   ===============

     All dilutive  securities  were not included in the  calculation of dilutive earnings per share  because the effect would be  anti-dilutive  when the Company has incurred a loss from operations.

                  Revenue Recognition

     The Company records its transactions under the accrual method of accounting whereby income gets  recognized when the services are rendered and collection is reasonably assured.

                                        9


MEDICAL CONNECTIONS, INC.

(A DEVELOPMENT STAGE COMPANY)

REVIEWED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2004 AND 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  (CONTINUED)

                  Fair Value of Financial Instruments

     The  carrying  amount  reported  in the  balance  sheets  for cash and cash

equivalents,   loans  receivable   related  party  and  officers’  loan  payable

approximate fair value because of the immediate or short-term  maturity of these financial instruments.

                  Recent Accounting Pronouncements

     In December  2002,  the FASB issued  Statement  No.  148,  "Accounting  for

Stock-Based   Compensation-Transition  and  Disclosure,  an  amendment  of  FASB

Statement  No.  123"("SFAS  148").  SFAS 148  amends  FASB  Statement  No.  123,

"Accounting for Stock-Based  Compensation,"  to provide  alternative  methods of transition for an entity that voluntarily changes to the fair value based method of  accounting  for  stock-based  employee  compensation.  It  also  amends  the disclosure  provisions of that Statement to require  prominent  disclosure about the effects on reported net income of an entity's  accounting  policy  decisions with respect to  stock-based  employee  compensation.  Finally,  this  Statement amends  Accounting  Principles Board ("APB") Opinion No. 28, "Interim  Financial

Reporting",  to require  disclosure  about  those  effects in interim  financial information.  SFAS 148 is effective  for financial  statements  for fiscal years ending  after  December  15,  2002.  The  Company  will  continue to account for stock-based  employee  compensation  using  the  intrinsic  value  method of APB

Opinion No. 25,  "Accounting for Stock Issued to Employees," but has adopted the enhanced disclosure requirements of SFAS 148.

     In May 2003,  the FASB  issued SFAS  Statement  No.  150,  "Accounting  for

Certain  Financial  Instruments  with  Characteristics  of both  Liabilities and

Equity".  This Statement  establishes standards for how an issuer classifies and measures certain financial  instruments with characteristics of both liabilities and equity.  It requires that an issuer classify a financial  instrument that is within  its  scope as a  liability  (or an asset  in some  circumstances).  This statement is effective for financial  instruments entered into or modified after

May 31, 2003,  and  otherwise is effective at the beginning of the first interim period  beginning  after  June  15,  2003,  except  for  mandatorily  redeemable financial  instruments  of  nonpublic  entities,  if  applicable.  It  is  to be implemented  by reporting  the  cumulative  effect of a change in an  accounting principle  for  financial  instruments  created  before the issuance date of the

Statement and still existing at the beginning of the interim period of adoption.

The  adoption  of  this  statement  did not  have a  significant  impact  on the

Company’s results of operations or financial position.

                                       10


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

               REVIEWED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           SEPTEMBER 30, 2004 AND 2003

NOTE 3 - PROVISION FOR INCOME TAXES

     The Company  accounts  for income  taxes  using the  liability  method.  At

September 30, 2004 deferred tax assets consist of the following:

                Net deferred tax asset           $    108,330

                Less: valuation allowance            (108,330)

                                                   ----------

                Net deferred assets              $       -

                                                   ==========

     At September 30, 2004, the Company had accumulated  deficits  approximating

$361,100,  available to offset future  taxable  income through 2024. The Company established  valuation  allowances  equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating  losses in the future period

NOTE 4 -  STOCKHOLDERS’ EQUITY

                  Common Stock

     As of September 30, 2004, the Company has 50,000,000 shares of common stock authorized at a par value of .001 and 6,566,000 issued and outstanding.

     The  following  details the stock  transactions  for the nine months  ended

September 30, 2003:

     The Company issued 180,000 shares of its common stock for $180,000.

     The  following  details the stock  transactions  for the nine months  ended

September 30, 2004:

     The Company  issued  385,949 shares of stock valued at $0.001 per share for cash for a total value of $385,949.

     One of the  Founders  forfeited  2,550,000  shares of his  $0.001 par value common stock with a value of $2,550.

                                       11


                            MEDICAL CONNECTIONS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

               REVIEWED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           SEPTEMBER 30, 2004 AND 2003

NOTE 5-  EQUIPMENT

     Equipment consists of the following at September 30, 2004 and 2003:

                                              2004           2003

                                           -----------   ------------

    Computer and office equipment          $   9,425      $   -

    Less: Accumulated depreciation            (1,990)         -

                                           -----------   ------------

    Net book value                         $  7,435       $   -

                                           ===========   ============

     Depreciation  expense for the nine months ended September 30, 2004 and 2003 was $1,799 and $0, respectively.

 NOTE 6 -         LOAN RECEIVABLE RELATED PARTY/OFFICER LOAN PAYABLE

     The Company  from time to time has  borrowed  from its officer and advanced money  to its  officer.  Any  amounts  not  paid at  year-end  will be  taken as compensation. These advances are non-interest bearing and due on demand.

NOTE 7 -          GOING CONCERN

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America,  which contemplates  continuation  of the Company as a going  concern.  The Company has sustained an operating  loss, is in the  development  stage and has no recurring revenues.  These items raise  substantial  doubt about the Company’s  ability to continue as a going concern.

     In view of these  matters,  realization  of the  assets of the  Company  is dependent upon the Company’s ability to meet its financial  requirements and the success  of  future  operations.  These  financial  statements  do  not  include adjustments  relating to the recoverability and classification of recorded asset amounts and  classification  of liabilities  that might be necessary  should the

Company be unable to continue in existence.

     The Company’s continued existence is dependent upon its ability to generate sufficient cash flows from equity  financing and product  revenues.  The Company anticipates generating revenues in the first quarter of 2004.


SCHEDULE E

AMENDED ARTICLES OF INCORPORATION

ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION OF

WEBB MORTGAGE DEPOT, INC.

ARTICLE I

NAME

     The name of the Corporation shall be Medical Connections, Inc.

     The amendment was duly approved by the  Shareholders  and will be effective on filing with the Secretary of State.

______________________________________

Its Authorized Signatory

SCHEDULE F

DISSENTERS RIGHTS TO APPRAISAL UNDER FLORIDA LAW

-      607.1301 Appraisal rights;  definitions.--The following definitions apply to ss. 607.1302-607.1333:

-      (1)"Affiliate"  means a person that directly or indirectly through one or more intermediaries  controls, is controlled by, or is under common control with

another  person  or  is  a  senior  executive   thereof.   For  purposes  of  s.

607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

-      (2)"Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

-      (3)"Corporation"  means the issuer of the shares  held by a  shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333,  includes the surviving entity in a merger.

 -     (4)"Fair value" means the value of the corporation's shares determined:

 -     (a)Immediately  before the effectuation of the corporate action to which the shareholder objects.

 -     (b)Using   customary  and  current  valuation  concepts  and  techniques generally  employed  for similar  businesses  in the context of the  transaction requiring appraisal,  excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

-       (5)"Interest"  means  interest from the effective  date of the corporate action  until the date of payment,  at the rate of interest on judgments in this state on the effective date of the corporate action.

-       (6)"Preferred  shares"  means a class or series of shares the holders of

which  have   preference  over  any  other  class  or  series  with  respect  to distributions.

-       (7)"Record  shareholder"  means the  person  in whose  name  shares  are registered in the records of the  corporation or the beneficial  owner of shares to the extent of the rights  granted by a nominee  certificate  on file with the corporation.

-       (8)"Senior executive" means the chief executive officer, chief operating officer,  chief financial  officer,  or anyone in charge of a principal business unit or function.

-       (9)"Shareholder"  means  both  a  record  shareholder  and a  beneficial shareholder.

-       607.1302 Right of shareholders to appraisal.--

-      (1)A shareholder is entitled to appraisal  rights,  and to obtain payment of the  fair  value of that  shareholder's  shares,  in the  event of any of the following corporate actions:

-       (a)Consummation  of a merger  to  which  the  corporation  is a party if shareholder  approval  is  required  for  the  merger  by s.  607.1103  and  the shareholder  is  entitled  to  vote on the  merger  or if the  corporation  is a subsidiary and the merger is governed by s. 607.1104;

-       (b)Consummation  of a share exchange to which the corporation is a party as the corporation  whose shares will be acquired if the shareholder is entitled to vote on the exchange,  except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

-      (c)Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder  is  entitled  to  vote  on the  disposition,  including  a sale  in dissolution  but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially  all of the net proceeds of the sale will be  distributed  to the  shareholders  within 1 year after the date of sale;

-      (d)Any other amendment to the articles of  incorporation,  merger,  share exchange,  or  disposition  of assets to the extent  provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board  resolution  providing  for  appraisal  rights  may be amended or otherwise altered except by shareholder approval; or

-       (e)With  regard  to a class of  shares  prescribed  in the  articles  of incorporation  prior to October 1, 2003,  including any shares within that class

subsequently  authorized  by  amendment,   any  amendment  of  the  articles  of

incorporation  if the  shareholder  is entitled to vote on the  amendment and if such amendment would adversely affect such shareholder by:

-      1.Altering or abolishing any preemptive  rights attached to any of his or her shares;

-      2.Altering  or abolishing  the voting rights  pertaining to any of his or her shares,  except as such  rights may be affected by the voting  rights of new shares then being authorized of any existing or new class or series of shares;

-      3.Effecting an exchange,  cancellation,  or  reclassification of any of his or her shares, when such exchange,  cancellation,  or reclassification would alter or abolish the shareholder's  voting rights or alter his or her percentage of equity in the  corporation,  or  effecting a  reduction  or  cancellation  of accrued dividends or other arrearages in respect to such shares;

-       4.Reducing  the  stated  redemption  price  of any of the  shareholder's redeemable shares,  altering or abolishing any provision relating to any sinking fund for the  redemption or purchase of any of his or her shares,  or making any of  his or her  shares  subject  to  redemption  when  they  are  not  otherwise redeemable;

-      5.Making  noncumulative,  in whole or in part,  dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

-      6.Reducing  the stated  dividend  preference of any of the  shareholder's preferred shares; or

-      7.Reducing  any  stated  preferential  amount  payable  on  any  of  the shareholder's preferred shares upon voluntary or involuntary liquidation.

-      (2)Notwithstanding  subsection (1), the availability of appraisal rights under paragraphs  (1)(a),  (b), (c), and (d) shall be limited in accordance with the following provisions:

-       (a)Appraisal  rights shall not be available for the holders of shares of any class or series of shares which is:

-      1.Listed on the New York Stock Exchange or the American Stock Exchange or

designated as a national  market  system  security on an  interdealer  quotation system by the National Association of Securities Dealers, Inc.; or

-      2.Not so listed or designated,  but has at least 2,000  shareholders  and the  outstanding  shares of such class or series have a market value of at least

$10  million,  exclusive  of the value of such shares held by its  subsidiaries,

senior executives,  directors,  and beneficial  shareholders owning more than 10 percent of such shares.

-      (b)The applicability of paragraph (a) shall be determined as of:

-      1.The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

-      2.If there will be no meeting of  shareholders,  the close of business on the day on which the board of directors adopts the resolution  recommending such corporate action.

-      (c)Paragraph  (a) shall not be applicable  and appraisal  rights shall be available  pursuant to subsection  (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

-      (d)Paragraph  (a) shall not be applicable  and appraisal  rights shall be available  pursuant to subsection  (1) for the holders of any class or series of shares if:

-      1.Any of the shares or assets of the  corporation  are being  acquired or converted,  whether by merger,  share  exchange,  or otherwise,  pursuant to the corporate action by a person, or by an affiliate of a person, who:

-      a.Is, or at any time in the 1-year period immediately  preceding approval by the board of directors of the corporate  action  requiring  appraisal  rights was,  the  beneficial  owner of 20 percent  or more of the  voting  power of the corporation,  excluding any shares acquired  pursuant to an offer for all shares having  voting power if such offer was made within 1 year prior to the corporate action requiring  appraisal  rights for  consideration of the same kind and of a value equal to or less than that paid in connection  with the corporate  action;

or

-       b.Directly  or  indirectly  has,  or at any  time in the  1-year  period immediately  preceding  approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise,  to cause the  appointment  or  election of 25 percent or more of the directors to the board of directors of the corporation; or

-      2.Any of the shares or assets of the  corporation  are being  acquired or converted,  whether by merger,  share exchange,  or otherwise,  pursuant to such corporate action by a person, or by an affiliate of a person,  who is, or at any time in the  1-year  period  immediately  preceding  approval  by the  board  of directors  of the  corporate  action  requiring  appraisal  rights was, a senior executive or director of the corporation or a senior  executive of any affiliate thereof,  and that senior executive or director will receive, as a result of the

corporate  action,  a  financial  benefit  not  generally   available  to  other

shareholders as such, other than:

-      a.Employment,  consulting,  retirement,  or similar benefits  established separately and not as part of or in contemplation of the corporate action;

-      b.Employment,  consulting, retirement, or similar benefits established in contemplation  of,  or as part  of,  the  corporate  action  that  are not  more favorable than those existing before the corporate action or, if more favorable,

that have been  approved on behalf of the  corporation  in the same manner as is provided in s. 607.0832; or

-      c.In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its  affiliates,  rights and benefits as a director  that are provided on the same  basis  as  those  afforded  by the  acquiring  entity  generally  to other directors of such entity or such affiliate.

-      (e)For the purposes of paragraph (d) only,  the term  "beneficial  owner"

means any person who, directly or indirectly, through any contract, arrangement,

or understanding, other than a revocable proxy, has or shares the power to vote,

or to direct  the  voting  of,  shares,  provided  that a member  of a  national securities  exchange shall not be deemed to be a beneficial  owner of securities held  directly or indirectly  by it on behalf of another  person solely  because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without  instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the  securities  to be voted.  When two or more persons agree to act together for the purpose of voting  their shares of the  corporation,  each member of the group formed thereby shall be deemed to have acquired beneficial  ownership,  as of  the  date  of  such  agreement,  of all  voting  shares  of the  corporation beneficially owned by any member of the group.

-       (3)Notwithstanding  any other provision of this section, the articles of incorporation  as  originally  filed  or any  amendment  thereto  may  limit  or eliminate  appraisal rights for any class or series of preferred shares, but any such  limitation  or  elimination  contained  in an amendment to the articles of incorporation that limits or eliminates  appraisal rights for any of such shares that are outstanding  immediately  prior to the effective date of such amendment or that the  corporation  is or may be  required  to  issue  or sell  thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective  date of such  amendment  shall not apply to any corporate  action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

-      (4)A shareholder  entitled to appraisal rights under this chapter may not challenge a completed  corporate action for which appraisal rights are available unless such corporate action:

-      (a)Was not  effectuated in accordance  with the applicable  provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

-      (b)Was procured as a result of fraud or material misrepresentation.

-      607.1320 Notice of appraisal rights.--

-      (1)If  proposed  corporate  action  described in s.  607.1302(1) is to be submitted to a vote at a  shareholders'  meeting,  the meeting notice must state that the  corporation  has concluded that  shareholders  are, are not, or may be entitled to assert  appraisal  rights  under this  chapter.  If the  corporation concludes  that  appraisal  rights  are  or  may be  available,  a  copy  of ss.

607.1301-607.1333  must  accompany  the  meeting  notice  sent to  those  record shareholders entitled to exercise appraisal rights.

-      (2)In a merger  pursuant  to s.  607.1104,  the parent  corporation  must notify in writing all record  shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective.  Such notice must be sent within 10 days after the  corporate  action  became  effective  and include the materials described in s. 607.1322.

-      (3)If the proposed  corporate action described in s. 607.1302(1) is to be approved  other  than by a  shareholders'  meeting,  the notice  referred  to in subsection  (1) must be sent to all  shareholders  at the time that consents are first solicited  pursuant to s. 607.0704,  whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.